Prospectus

May 1, 2009

Seligman

High-Yield Fund

Seeks a High Level of Current Income and may also Consider the Potential for Capital Appreciation consistent with Prudent Investment Management by Investing Primarily in High-Yield Securities

Offering	Class A, Class B, Class C and Class R* shares.
*	Effective on or about June 13, 2009, the Fund’s Class R shares are renamed as Class R2 shares.

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

Not FDIC Insured    ■    May Lose Value    ■    No Bank Guarantee

TXHY1 5/2009

This Prospectus contains information about Seligman High-Yield Fund (the “Fund”), a series of Seligman High Income Fund Series (the “Series”).

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Fund, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Seligman funds share the same Board of Directors/Trustees as the other funds in the RiverSource Family of Funds. Effective on or about June 13, 2009, the Seligman funds will share the same policies and procedures as, and may be exchanged for shares of, the RiverSource funds, RiverSource Partners funds and Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource Family of Funds.

The Fund

Proposed Merger of the Fund

At a Special Meeting of shareholders scheduled to be held on June 2, 2009, shareholders who owned shares of the Fund on April 3, 2009 will vote on the merger of the Fund into RiverSource High Yield Bond Fund (the “RiverSource Fund”), a fund that seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. For more information about the RiverSource Fund, please call 1-888-791-3380 for a prospectus.

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests 80% of its net assets in non-investment grade, high-yield securities (“High-Yield Securities”). High-Yield Securities (many of which are commonly known as “junk bonds”) carry non-investment grade ratings (Ba or below by Moody’s Investors Service or BB or below by Fitch Ratings or Standard & Poor’s Rating Services) or are securities deemed to be below investment grade by RiverSource Investments, LLC (the investment manager). High-Yield Securities have the potential to offer higher yields than investment grade securities with higher ratings and similar maturities. High-Yield Securities are subject to greater risk of loss of principal and interest than higher rated investment grade securities. The Fund may invest in all types of High-Yield Securities including:

■	Senior and subordinated corporate debt obligations of both US and non-US issuers
(including, for example, debentures, loan participations and floating rate notes);

■	Mortgage and other asset-backed securities;

■	Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

■	Convertible securities, preferred stock, structured securities and loan participations;

■	Municipal securities;

■	Obligations of foreign governments;

■	Securities that are rated in default by a nationally recognized statistical rating organization;

■	Repurchase agreements relating to the above instruments;

■	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and

■	Restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”).

In addition, the Fund may invest up to 20% of its net assets in (i) securities of higher quality, including: short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of $1 billion or more; bankers’ acceptances and interest-bearing savings or time deposits of such banks; commercial paper; investment grade fixed-income securities; securities issued, guaranteed or insured by the US government, its agencies or instrumentalities as well as any government sponsored enterprise; and other income-producing cash items and (ii) warrants, rights and other equity securities that are not acquired in connection with the Fund’s investments in High-Yield Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the

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investment manager are not included in this limitation. The Fund does not have any portfolio maturity limitation, and may invest its assets in instruments with short, medium or long maturities.

In pursuit of the Fund’s objective, the investment manager chooses investments by:

■	Reviewing interest rate and economic forecasts.

■

Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team’s capabilities.

■	Identifying companies that:

■

have medium and low quality ratings or, in the investment manager’s opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

■	have growth potential, or

■	have the potential to increase in value as their credit ratings improve.

■	Buying debt instruments that are expected to outperform other debt instruments.

In evaluating whether to sell an investment, the investment manager considers, among other factors, whether:

■	The interest rate or economic outlook changes.

■	A sector or industry is experiencing change.

■	A security’s rating is changed.

■	The security is overvalued relative to alternative investments.

■	The company no longer meets the investment manager’s performance expectations.

■	The investment manager wishes to lock in profits.

■	The investment manager identifies a more attractive opportunity.

■	The issuer or the security continues to meet the other standards described above.

The Fund may also invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933. The Fund may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker-dealer affiliate).

The Fund may invest in futures contracts. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any material changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with

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at least 60 days prior written notice of any change to the “80%” investment policy described above.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s net asset value, yield and total return will fluctuate with changes in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Fund’s investment objectives. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Accordingly, an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of the Fund’s holdings will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors’ heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its securities.

Impairment of collateral risk is the risk that the value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Foreign securities, illiquid securities, or derivatives (including rights, warrants and futures contracts) in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions. With respect to investments in securities of issuers located in emerging markets, investments may also be subject to risks associated with expropriation, investment and repatriation restrictions, settlement and custody. Derivative

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instruments can present investment risk to the Fund if the investment manager does not accurately predict the fluctuations in Interest rates, currency values or the market to which the financial instrument is tied.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

During periods of falling interest rates, issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Capital appreciation bonds, including “zero-coupon” and “pay-in-kind” securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

The Fund may invest a portion of its net assets in equity securities and the prices of such securities will fluctuate. Therefore, as with any fund that invests in equity securities, the Fund’s net asset value will fluctuate.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund’s returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher yielding securities.

With respect to the Fund’s investments in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets, the value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

The Fund’s investments in ELSs would subject it to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund’s ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on

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its obligations under the ELS, and the potential risk of being too concentrated in the securities (including ELSs) of that issuer.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Series’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

Effective on or about June 13, 2009, the Fund’s Class R shares are renamed as Class R2 shares. The performance information on page 7 provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s classes compares to three measures of performance.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table below the chart reflect the effect of the sales charges applicable through on or about June 12, 2009, whereby the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Effective on or about June 13, 2009, the maximum initial sales charge on Class A shares is 4.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the table the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B, Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and

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may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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Class A Annual Total Returns – Calendar Years

Best quarter return: 6.78% – quarter ended 6/30/03.

Worst quarter return: (22.00)% – quarter ended 12/31/08.

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99		Class R Since Inception 4/30/03
Class A
Return before taxes	(35.30)%	(4.91)%	(3.78)%		n/a		n/a
Return after taxes on distributions	(37.56)	(7.51)	(6.78)		n/a		n/a
Return after taxes on distributions and sale of Fund shares	(22.55)	(5.18)	(4.41)		n/a		n/a
Class B	(35.84)	(4.99)	(3.91	)(1)	n/a		n/a
Class C	(33.63)	(4.80)	n/a		(4.35)%		n/a
Class R	(33.03)	(4.25)	n/a		n/a		(1.97)%
Barclays Capital US Corporate High-Yield 2% Issuer Capped Index*	(25.88)	(0.84)	2.28		2.12	(2)	1.44
JP Morgan Global High Yield Index*	(26.83)	(0.72)	2.58		2.36		1.68
Lipper High Current Yield Funds Average*	(26.01)	(1.53)	1.19		0.89		0.73

*	Effective November 7, 2008, to better align the primary benchmark index with the investment strategy of the Fund, the Barclays Capital U.S. High-Yield 2% Issuer Capped Index (Barclays Capital Index) is replaced with the JP Morgan Global High Yield Index (“JP Morgan Index”), which will be used as the primary benchmark for the Fund going forward. Information on both indices will be included for a one year transition period. Thereafter, only the JP Morgan Index will be included. The Barclays Capital Index, the JP Morgan Index and the Lipper High Current Yield Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of sales-related fees (but includes operating expenses), taxes and sales charges. The Barclays Capital Index and JP Morgan Index also exclude the effect of expenses. The Lipper Average is an average of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt instruments. The Barclays Capital Index covers the US corporate bond market of high-yield bonds denominated in US dollars, and is included for comparison with Fund performance. The JP Morgan Index is used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. Investors cannot invest directly in an average or an index.

(1)	Ten-year return of Class B shares reflects automatic conversion to Class A shares approximately eight years after purchase.

(2)	From May 28, 1999.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. For more information, see the Shareholder Information section of the prospectus. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

The annual fund operating expenses in the fee and expense table below are based on expenses incurred during the Fund’s most recently completed fiscal year, adjusted to reflect expenses associated with the change in the Fund’s transfer and shareholder service agent, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. The expense ratios have not been adjusted to reflect the Fund’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Fund’s assets are lower than the Fund’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Fund’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below.

Effective on or about June 13, 2009, the Fund’s Class R shares are renamed as Class R2 shares.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	(a)	None	None	None
Maximum deferred sales charge (load) imposed on sales (as a percentage of offering price at time of purchase)	None		5%	1%	None

(a)	This charge may be reduced depending on the value of your total investments in the RiverSource Family of Funds. See “Sales Charges.”

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices C and D in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A	Class B	Class C	Class R
(as a percentage of average net assets)
Management Fees	0.65%	0.65%	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	0.96%	0.49%
Other Expenses(1)	0.50%	0.51%	0.50%	0.54%
Total Annual Fund Operating Expenses	1.39%	2.16%	2.11%	1.68%

(1)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Fund’s Board approved RiverSource Service Corporation (“RSC”) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp. (“SDC”), the former transfer and shareholder service agent for the Fund, effective on or about June 13, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC from May 1, 2009 through June 12, 2009 and of RSC from June 13, 2009 through April 30, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). SDC or RSC is referred to as the “transfer agent.” The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC.

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Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s total annual operating expenses shown above (which reflects the Non-Recurring Charges, SDC’s estimated fees and expenses from May 1, 2009 through June 12, 2009 and RSC’s estimated fees and expenses from June 13, 2009 through April 30, 2010) and (ii) after April 30, 2010, the Fund’s total annual operating expenses shown above adjusted to exclude those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC’s fees and expenses). Although your actual costs may be higher or lower, based on these assumptions and assuming the 4.75% maximum initial sales charge effective on or about June 13, 2009, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$610	$876	$1,162	$1,976
Class B	719	957	1,322	2,210	†
Class C	314	644	1,100	2,365
Class R	271	513	878	1,907

If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$610	$876	$1,162	$1,976
Class B	219	657	1,122	2,210	†
Class C	214	644	1,100	2,365
Class R	171	513	878	1,907

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

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Management

On November 7, 2008, RiverSource Investments completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the RiverSource Family of Funds, which includes the “RiverSource” funds, “RiverSource Partners” funds, “Threadneedle” funds and the “Seligman” funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund pays RiverSource Investments a fee for managing its assets (Seligman will no longer receive a management fee effective November 7, 2008). The management fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.65% of the Fund’s average daily net assets on the first $1 billion of net assets and 0.55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 2008, the management fee paid by the Fund for investment management services was equal to an annual rate of 0.65% of the Fund’s average daily net assets. Under the Management Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Management Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the Fund’s proxy statement, dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008.

Affiliates of RiverSource Investments:

RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc. (the “distributor”):

A distributor of the Seligman mutual funds and the RiverSource Family of Funds; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Data Corp. (SDC):

The Fund’s transfer and shareholder service agent through on or about June 12, 2009; provides shareholder account services to the Fund at cost.

RiverSource Service Corporation (RSC):

The Fund’s transfer and shareholder service agent effective on or about June 13, 2009; provides or compensates others to provide transfer agency and shareholder services to the funds in the RiverSource Family of Funds.

Ameriprise Financial:

Provides or compensates others to provide administrative services to the RiverSource Family of Funds.

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Portfolio Management

Scott Schroepfer, CFA, Portfolio Manager

■	Sector Manager on high yield fixed income sector team.
■	Joined RiverSource Investments in 1990.
■	Began investment career in 1986.
■	MBA, University of Minnesota.

The fixed income department of RiverSource Investments is divided into sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. Mr. Schroepfer is a member of the high yield fixed income sector team, which is led by Jennifer Ponce de Leon. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The Series’ Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities of the Fund.

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Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolves all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commis-

sioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and SAIs. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

This Shareholder Information section is effective on or about June 13, 2009.

RiverSource Family of Funds

The RiverSource Family of Funds (each individually a “fund” and, collectively, the “funds”) includes “RiverSource” funds, “RiverSource Partners” funds, “Seligman” funds and “Threadneedle” funds. (The RiverSource funds, RiverSource Partners funds and Threadneedle funds may be collectively referred to as the “RiverSource funds”.) The funds share the same Board of Directors/Trustees (the “Board”) and the same policies and procedures including those set forth in the service section of this prospectus. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or financial advisor should consider the combined market value of all funds in the RiverSource Family of Funds owned by the investor as defined under “Initial Sales Charge—Rights of Accumulation (ROA).”

Effective on or about June 13, 2009, the Seligman funds’ Class R shares will be renamed as Class R2 shares and the Seligman funds’ Class I shares (which are offered in a separate prospectus) will be renamed as Class R5 shares. At such time, the Fund will then offer the following classes of shares: Class A, Class B, Class C, Class R2 and Class R5 shares.

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Buying and Selling Shares

The funds are available directly and through broker-dealers, banks and other financial intermediaries or institutions (financial intermediaries), and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. Not all financial intermediaries offer the funds. Financial intermediaries that offer the funds may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the fund are held. Since the fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The fund and its service providers, including the distributor and the transfer agent, are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

Description of Share Classes

Investment Options—Classes of Shares

The funds offer different classes of shares. There are differences among the fees and expenses for each share class. See the “Fees and Expenses” table for more information. Not everyone is eligible to buy every share class. After determining which share classes you are eligible to buy, decide which share class best suits your needs. Your financial advisor can help you with this decision. The following table shows the key features of each share class. Not all funds offer all classes of shares.

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Investment Options Summary

	Availability(a)	Initial Sales Charge	Contingent Deferred Sales Charge (CDSC)	Distribution and/or Service Fee(b)	Plan Administration Services Fee
Class A	Available to all investors.	Yes. Payable at time of purchase. Lower or no sales charge for larger investments.	No.(c)	Yes. 0.25%(i)	No.
Class B(d)(e)(f)	Available to all investors.	No. Entire purchase price is invested in shares of the fund.	Maximum 5% CDSC during the first year decreasing to 0% after six years.	Yes. 1.00%(i)	No.
Class C(f)	Available to all investors.	No. Entire purchase price is invested in shares of the fund.	1% CDSC may apply if you sell shares within one year after purchase.	Yes. 1.00%(i)	No.
Class I	Limited to qualifying institutional investors.	No.	No.	No.	No.
Class R2(g)	Limited to qualifying institutional investors.	No.	No.	Yes. 0.50%	Yes. 0.25%
Class R3	Limited to qualifying institutional investors.	No.	No.	Yes. 0.25%	Yes. 0.25%
Class R4	Limited to qualifying institutional investors.	No.	No.	No.	Yes. 0.25%
Class R5(h)	Limited to qualifying institutional investors.	No.	No.	No.	No.
Class W	Limited to qualifying discretionary managed accounts.	No.	No.	Yes. 0.25%(i)	No.
Class Y	Limited to qualifying institutional investors.	No.	No.	No.	Yes. 0.15%

(a)	See “Buying and Selling Shares, Determining which class of shares to purchase” for more information on availability of share classes and eligible investors. See “Buying and Selling Shares, Opening an Account” for information on minimum investment and account balance requirements.

(b)	For each of Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares and the servicing of shareholders. This plan has been reviewed and approved by the Board. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(c)	A 1% CDSC may be assessed on Class A shares sold within 18 months after purchase. See “Buying and Selling Shares, Sales Charges, Class A—contingent deferred sales charge” for more information. For all funds except money market funds.

(d)	Class B shares automatically convert to Class A shares. See “Buying and Selling Shares, Sales Charges, Class B and Class C—CDSC alternative” for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion will vary depending on the date of your original purchase of the Class B shares.

(e)	Class B shares of RiverSource Absolute Return Currency and Income Fund are only available for exchanges from Class B shares of another fund in the RiverSource Family of Funds. Class B shares of each of RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. (Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.)

(f)	The money market funds may offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively.

(g)	Effective on or about June 13, 2009, the Seligman funds’ Class R shares will be renamed as Class R2 shares.

(h)	Effective on or about June 13, 2009, the Seligman funds’ Class I shares will be renamed as Class R5 shares.

(i)	For RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund, Class A is 0.10%. For RiverSource Cash Management Fund, Class B is 0.85%, Class C is 0.75% and Class W is 0.10%.

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Distribution and Service Fees

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These expenses include payment of distribution and/or shareholder servicing fees to financial intermediaries that sell shares of the fund or provide services to fund shareholders, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25%* of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Financial intermediaries also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the fund’s distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial intermediaries, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor. If you maintain shares of the fund directly with the fund, without working directly with a financial intermediary or financial advisor, distribution and service fees may be retained by the distributor as reimbursement for incurring certain distribution and shareholder servicing related expenses.

Plan Administration Fee

Class R2, Class R3, Class R4 and Class Y shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the respective class. The fee for Class Y shares is equal on an annual basis to 0.15% of average daily net assets attributable to the class.

Determining which class of shares to purchase

Each of the fund’s classes represent an interest in the same portfolio of investments. However, as set forth above, each class has its own sales charge schedule, and its ongoing distribution and shareholder service fees may differ from other classes. When deciding which class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in the fund or another fund in the RiverSource Family of Funds.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized financial intermediary or financial advisor will be able to help you decide which class of shares best meets your needs.

*	For RiverSource Cash Management Fund, financial intermediaries receive fees up to 0.10% of the average daily net assets of Class A, Class B and Class W shares sold and held through them.

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Class A, Class B and Class C shares*

Class B shares of RiverSource Absolute Return Currency and Income Fund are not currently available for new purchases. However, if you own class B shares of another fund in the RiverSource Family of Funds, you may exchange into Class B shares of RiverSource Absolute Return Currency and Income Fund, if you meet the minimum investment and account balance requirements set forth in “Opening an Account,” subject to the limitations set forth in this section. New purchases of Class B shares will not be permitted if your rights of accumulation are $50,000 or higher, and new purchases of Class C shares will not be permitted if your rights of accumulation are $1,000,000 or higher. See “Sales Charges, Initial Sales Charge—Rights of Accumulation” for information on rights of accumulation.

Class B shares have a higher annual distribution fee than Class A shares and a contingent deferred sales charge (CDSC) for six years. Class B shares convert to Class A shares. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in the same proportion as the other Class B shares. See “Class B and Class C—CDSC alternative” for information on timing of Class B share conversion to Class A shares.

Class C shares have a higher annual distribution fee than Class A shares and a CDSC for one year. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A shares. As a result, you will pay a distribution fee for as long as you hold Class C shares.

If you choose a share class with a CDSC (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial intermediary or financial advisor.

Class I shares.

The following eligible investors may purchase Class I shares:

■	Any fund distributed by the distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of funds in the RiverSource Family of Funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Class R and Class Y shares.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4, Class R5 and Class Y shares:

■	Qualified employee benefit plans.

■	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

■	Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

■	State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

*	For money market funds, new investments must be made in Class A shares of the fund. The fund offers Class B and Class C shares only to facilitate exchanges between classes of these shares in other funds.

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■	Health Savings Accounts created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

■	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds in the RiverSource Family of Funds).

■	Bank trust departments.

Class R and Class Y shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Class W shares.

The following eligible investors may purchase Class W shares:

■	Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.

In addition, for Class I, Class R, Class W and Class Y shares, the distributor, in its sole discretion, may accept or authorize financial intermediaries to accept investments from other purchasers not listed above.

Please consult your financial advisor for assistance in selecting the appropriate class of shares. For more information, see the SAI.

Sales Charges

Money Market Funds.

Fund investors pay various expenses. The table below describes the fees that you may pay if you buy and hold shares of a money market fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I Class R2 Class R5 Class W Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Sales (as a percentage of offering price at time of purchase)	None	5%	1%	None

Non-Money Market Funds

Class A—Initial sales charge alternative:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial intermediary through which you purchased the shares. The distributor retains the balance of the sales

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charge. The distributor retains the full sales charge you pay when you purchase shares of the fund directly from the fund (not through an authorized financial intermediary). Sales charges vary depending on the amount of your purchase.

Initial sales charge(a) for Class A shares

For equity funds and funds-of-funds (equity)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	5.75%	6.10%	5.00%
$50,000–$99,999	4.75	4.99	4.00
$100,000–$249,999	3.50	3.63	3.00
$250,000–$499,999	2.50	2.56	2.15
$500,000–$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

For fixed income funds except those listed below and funds-of-funds (fixed income)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	4.75%	4.99%	4.00%
$50,000–$99,999	4.25	4.44	3.50
$100,000–$249,999	3.50	3.63	3.00
$250,000–$499,999	2.50	2.56	2.15
$500,000–$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

For RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	3.00%	3.09%	2.50%
$50,000–$99,999	3.00	3.09	2.50
$100,000–$249,999	2.50	2.56	2.15
$250,000–$499,999	2.00	2.04	1.75
$500,000–$999,999	1.50	1.52	1.25
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

(a)	Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.

(d)	For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sales commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See “Initial Sales Charge—Waivers of the sales charge for Class A shares” for employee benefit plan eligibility rules.

There is no initial sales charge on reinvested dividends or capital gain distributions.

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Initial Sales Charge—Rights of Accumulation (ROA). You may be able to reduce the sales charge on Class A shares, based on the combined market value of accounts in your ROA group. Your ROA group includes the current market values of the following investments which are eligible to be added together for purposes of determining the sales charge on your next purchase:

■	Your current investment in a fund; and

■

Previous investments you and members of your household have made in Class A, Class B or Class C shares in the fund and other funds in the RiverSource Family of Funds, provided your investment was subject to a sales charge. Your household consists of you, your spouse or domestic partner and your unmarried children under age 21, all of whom share a mailing address.

The following accounts are eligible to be included in your ROA group in order to determine the sales charge on your purchase:

■	Individual or joint accounts;

■	Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

■	UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

■	Revocable trust accounts for which you or a member of your household, individually, is the beneficial owner/grantor;

■	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; and

■

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in your ROA group in order to determine the sales charge on your purchase:

■

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

■	Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

■	Investments in Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

■	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

■	Charitable and irrevocable trust accounts.

If you purchase fund shares through different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform your financial intermediary in writing about the other accounts when placing your purchase order. Contact your financial intermediary to determine what information is required.

Unless you provide your financial intermediary in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

For more information on ROA, please see the SAI.

Initial Sales Charge—Letter of Intent (LOI). Generally, if you intend to invest $50,000 or more (including any existing ROA) over a period of up to 13 months, you may be able to reduce the front-end sales charge(s) for investments in Class A

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shares by completing and filing an LOI. The required form of LOI may vary by financial intermediary. Existing ROA can be included in your LOI. Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI. Five percent of the commitment amount will be placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow.

Existing ROA Example. Shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares (any non-money market fund in the RiverSource Family of Funds) in order to fulfill the LOI commitment and receive reduced front-end sales charge(s) over the next 13 months.

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial intermediary provide this information to the fund when placing your purchase order. For more detail on LOIs, please contact your financial intermediary or see the SAI.

Initial Sales Charge—Waivers of the sales charge for Class A shares. Sales charges do not apply to:

■

current or retired Board members, officers or employees of the funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■

current or retired Ameriprise Financial Services, Inc. financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■

registered representatives and other employees of affiliated or unaffiliated financial intermediaries having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■	portfolio managers employed by subadvisers of the funds, including their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■	partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees.

■	direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

■	purchases made:

■	with dividend or capital gain distributions from a fund or from the same class of another fund in the RiverSource Family of Funds;

■

through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee that has, or that clear trades through a financial intermediary that has, a selling agreement with the distributor;

■	through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

■	through bank trust departments.

■	separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11).

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■	purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b) which:

■	have at least $1 million in plan assets at the time of investment; and

■	have a plan level or omnibus account that is maintained with the fund or its transfer agent; and

■	transact directly with the fund or its transfer agent through a third party administrator or third party recordkeeper.

For more information regarding waivers of sales charge for Class A purchases, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional classes of investors. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial intermediary with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

Because the current prospectus is available on the funds’ website (the RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com free of charge, information regarding breakpoint discounts is not separately disclosed on the website.

Class A—contingent deferred sales charge

For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to an authorized financial intermediary effecting the purchase, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC—Waivers of the CDSC for Class A shares. The CDSC will be waived on sales of shares:

■	to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

■	purchased through reinvestment of dividends and capital gain distributions.

■	in the event of the shareholder’s death.

■	from a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.

■	in an account that has been closed because it falls below the minimum account balance.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders attainment of age 70 1/2.

■	that result from returns of excess contributions or excess deferral amounts made to a retirement plan participant.

■	of RiverSource funds purchased prior to Dec. 1, 2008.

■	initially purchased by an employee benefit plan that is not connected with a plan level termination.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

Class B and Class C—CDSC alternative

The money market funds (except RiverSource Tax-Exempt Money Market Fund) offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively. For example, if you own Class B or Class C shares of another fund, but want to hold your money in a money market fund, you may exchange into Class B or Class C shares of a money market fund. Funds that offer Class B and Class C shares have limitations on the amount you may invest in those share classes. If you are

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considering purchasing Class B or Class C shares of a fund, please see the prospectus for that fund for any effective purchase limitations.

Although you may not purchase Class B and Class C shares of the money market funds directly, if you exchange into Class B or Class C shares of a money market fund from another fund, you will be subject to the rules governing CDSC set forth in this section.

To minimize the amount of CDSC you may pay when you sell your shares, the fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so that they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest).

For Class B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline over time:

If the sale is made during the:	The CDSC percentage rate is:*
First year	5%
Second year	4%
Third year	3%**
Fourth year	3%
Fifth year	2%
Sixth year	1%
Seventh or eighth year	0%

*	Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

**	For shares purchased in a RiverSource fund prior to June 12, 2009, the CDSC percentage for the third year is 4%.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

You may not make additional purchases of Class B shares if your ROA exceeds $49,999.99.

Class B shares purchased in a RiverSource fund prior to May 21, 2005 age on a calendar year basis. Class B shares purchases made in a RiverSource fund beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Class B shares purchased in a RiverSource fund beginning May 21, 2005 and Class B shares purchased in a Seligman fund beginning June 13, 2009 will convert to Class A shares one month after the completion of the eighth year of ownership.

For Class C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a total amount up to 1% (including sales commission and advance of service fees) to financial intermediaries that sell Class C shares. See “Buying and Selling Shares—Distribution and Service Fees.” A portion

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of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares. You may not make additional purchases of Class C shares if your ROA exceeds $999,999.99.

For both Class B and Class C shares, the amount of any CDSC you pay will be based on the lower of the original purchase price of those shares or current net asset value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC—Waivers of the CDSC for Class B shares. The CDSC will be waived on sales of shares:

■	in the event of the shareholder’s death.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders’ attainment of age 70 1/2.

■	sold under an approved substantially equal periodic payment arrangement.

■	by certain other investors, including certain institutions as set forth in more detail in the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CDSC—Waivers of the CDSC for Class C shares. The CDSC will be waived on sales of shares:

■	in the event of the shareholder’s death.

■	to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders’ attainment of age 70 1/2.

■	initially purchased by an eligible employee benefit plan that are not connected with a plan level termination.

■	by certain other investors, including certain institutions as set forth in more detail in the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y—No Sales Charge. For each of Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y there is no initial sales charge or CDSC.

The fund’s Board believes that no conflict of interest currently exists between the fund’s classes of shares. On an ongoing basis, the Board, in the exercise of its fiduciary duties, seeks to ensure that no such conflicts arise.

Opening an Account

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the fund or the financial intermediary

24

through which you are investing in the fund may not be able to open an account for you. If the fund or the financial intermediary through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial intermediary. Any applicable sales charge will be added to the purchase price for Class A shares.

You may establish and maintain your account with an authorized financial intermediary or directly with the fund. The fund may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts established with the fund will be supported by the fund’s transfer agent.

Methods of Purchasing Shares

These methods of purchasing shares generally apply to Class A, Class B, and Class C shares.

Class B shares of RiverSource Absolute Return Currency and Income Fund is currently closed to investors for new purchases. Class B shares for RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.

Account established with your financial intermediary

All requests	The financial intermediary through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

Account established with the fund

By mail

You or the financial intermediary through which you buy shares may establish an account with the fund. To establish an account in this fashion, complete a fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained (for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com or may be requested by calling (800) 221-2450. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to:

Regular Mail	RiverSource Family of Funds c/o Boston Financial P.O. Box 8041 Boston, MA 02266-8041

Express Mail	RiverSource Family of Funds c/o Boston Financial 30 Dan Road Canton, MA 02021-2809

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If you already have an account, include your name, account number, and the name of the fund and class of shares you wish to purchase along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

By wire or ACH	Fund shares purchased in an account established and maintained with the fund may be paid for by federal funds wire. Before sending a wire, call (800) 221-2450 to notify the fund’s transfer agent of the wire and to receive further instructions.

If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application. Your bank or financial intermediary may charge additional fees for wire transactions.

By exchange	Call (800) 221-2450 or send signed written instructions to the address above.

Minimum Investment and Account Balance

	For all funds, classes and accounts except those listed to the right (nonqualified)	Tax qualified accounts	RiverSource 120/20 Contrarian Equity Fund; Threadneedle Global Extended Alpha Fund; RiverSource Absolute Return Currency and Income Fund	RiverSource Disciplined Small Cap Value Fund; RiverSource Floating Rate Fund; RiverSource Inflation Protected Securities Fund	Class W
Initial investment	$2,000	$1,000	$10,000	$5,000	$500
Additional investments	$100	$100	$100	$100	None
Account balance*	$1,000	None	$5,000	$2,500	$500

*	If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

Minimum Investment and Account Balance—scheduled investment plans

	For all funds, classes and accounts except those listed to the right (nonqualified)		Tax qualified accounts		RiverSource 120/20 Contrarian Equity Fund; Threadneedle Global Extended Alpha Fund; RiverSource Absolute Return Currency and Income Fund	RiverSource Disciplined Small Cap Value Fund; RiverSource Floating Rate Fund; RiverSource Inflation Protected Securities Fund	Class W
Initial investment	$100	(a)	$100	(b)	$10,000	$5,000	$500
Additional investments	$100		$50		$100	$100	None
Account balance**	None	(b)	None		$5,000	$2,500	$500

**	If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

(a)	Money Market Funds—$2,000

(b)	Money Market Funds—$1,000

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These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial intermediary for information regarding wire or electronic funds transfer.

Important: Payments sent by electronic fund transfers (ACH), a bank authorization or check that are not guaranteed may take up to 14 days to clear. If you request a sale within 14 days of purchase, this may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

Exchanging or Selling Shares

You may exchange or sell shares by having your financial intermediary process your transaction. If you maintain your account directly with your financial intermediary, you must contact that financial intermediary to exchange or sell shares of the fund. If your account was established with the fund, there are a variety of methods you may use to exchange or sell shares of the fund.

Ways to Request an Exchange or Sale of Shares

Account established with your financial intermediary

All requests	You can exchange or sell shares by having your financial intermediary process your transaction. The financial intermediary through which you purchased shares may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Account established with the fund

By mail	Mail your exchange or sale request to:

	Regular Mail	RiverSource Family of Funds
c/o Boston Financial
P.O. Box 8041
Boston, MA 02266-8041

	Express Mail	RiverSource Family of Funds
c/o Boston Financial
30 Dan Road
Canton, MA 02021-2809

Include in your letter:

■	your name

■	the name of the fund(s)

■	your account number

■	the class of shares to be exchanged or sold

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■	your Social Security number or Employer Identification number

■	the dollar amount or number of shares you want to exchange or sell

■	specific instructions regarding delivery or exchange destination

■	signature(s) of registered account owner(s)

■	any special documents the transfer agent may require in order to process your order

Corporate, trust or partnership accounts may need to send additional documents.

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

A Medallion Signature Guarantee is required if:

■	Amount is over $50,000.

■	You want your check made payable to someone other than the registered account owner(s).

■	Your address of record has changed within the last 30 days.

■	You want the check mailed to an address other than the address of record.

■	You want the proceeds sent to a bank account not on file.

■	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial intermediary providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

Note: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

Call (800) 221-2450. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests. Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate, qualified retirement accounts and trust accounts which the current trustee is not listed. You may request that these privileges NOT apply by writing to the address above.

Payment will be mailed to the address of record and made payable to the names listed on the account.

Telephone sale requests are limited to $50,000 per day.

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By wire or ACH

You can wire money from your fund account to your bank account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip.

Call (800) 221-2450 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

A service fee may be charged against your account for each wire sent.

Minimum amount:

by ACH: $100

by wire: $500

Your bank or financial intermediary may charge additional fees for wire transactions.

By scheduled payout plan	You may elect to receive regular periodic payments through an automatic sale of shares. See the SAI for more information.

Check Redemption Service

Class A shares of the money market funds offer check writing privileges. If you have $2000 in a money market fund, you may request checks which may be drawn against your account. You can elect this service on your initial application, or, thereafter. Call (800) 221-2450 for the appropriate forms to establish this service. If you own Class A shares that were both in another fund at NAV because of the size of the purchase, and then exchanged into a money market fund, check redemptions may be subject to a CDSC.

Exchanges

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered fund in the RiverSource Family of Funds without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You may be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

If you hold your fund shares in an account with Ameriprise Financial Services, you may have limited exchangeability within the RiverSource Family of Funds.

Market Timing

Short-term trading and other so-called market timing practices are frequent trading practices by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund’s performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund’s transaction costs.

For a fund organized as a fund-of-funds, its assets consist primarily of shares of the underlying funds in which it invests. The underlying funds may be more susceptible to the risks of market timing. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers who seek to take advantage of inefficiencies in the securities markets. Funds and the underlying funds that invest in securities that trade on overseas securities markets may be vulnerable to market

29

timers who seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets, which is generally the time at which a fund’s NAV is calculated. To the extent that a fund or underlying fund has significant holdings of small cap stocks, floating rate loans, high yield bonds, tax-exempt securities or foreign securities, the risks of market timing may be greater for the fund than for other funds. See “Principal Investment Strategies” for a discussion of the types of securities in which your fund invests. See “Pricing and Valuing of Fund Shares” for a discussion of the funds’ policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

The funds’ Board has adopted a policy that is designed to detect and deter market timing that may be harmful to the funds. Each fund seeks to enforce this policy through its service providers as follows:

■

The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging or other purchase and exchange transactions not believed to be inconsistent with the best interest of fund shareholders or the Board’s policy. The fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares and where the shares are maintained. Under the fund’s procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund may seek the assistance of financial intermediaries in applying similar restrictions on their participants or clients. The fund’s ability to monitor and discourage abusive trading practices in omnibus accounts is more limited.

■

The fund may rely on the monitoring policy of a financial intermediary, for example, a retirement plan administrator or similar financial intermediary authorized to distribute the funds, if it determines the policy and procedures of such financial intermediaries are sufficient to protect the fund and its shareholders.

■

If an investor’s trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor’s exchange privilege or reject the investor’s purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

■

Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

■	Exchanges must be made into the same class of shares of the share class being exchanged out of.

■	Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

■	If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

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■	Once the fund receives your exchange request, you cannot cancel it after the market closes.

■	Shares of the purchased fund may not be used on the same day for another exchange or sale.

■	New investments in Class A shares of a money market fund may be exchanged for either Class A, Class B or Class C shares of any other publicly offered fund in the RiverSource Family of Funds.

■

If you exchange shares from Class A shares of a money market fund to another fund in the RiverSource Family of Funds, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market fund into Class B shares of another fund in the RiverSource Family of Funds, you may not exchange from Class B shares of that fund back to Class A shares of a money market fund. Exchange rules for money market funds are illustrated in the following tables.

■

Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

■

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original fund and ends when you sell the shares of the fund you exchanged to.

To Other Funds
From a Money Market Fund	Class A	Class B	Class C
Class A	Yes	Yes	Yes
Class B	No	Yes	No
Class C	No	No	Yes

To a Money Market Fund
From Other Funds	Class A	Class B	Class C
Class A	Yes	No	No
Class B	No	Yes	No
Class C	No	No	Yes

If your initial investment was in a money market fund and you exchange into an equity or fixed income fund, you will pay an initial sales charge if you exchange into Class A and be subject to a CDSC if you exchange into Class B or Class C.

If your initial investment was in Class A shares of an equity or fixed income fund and you exchange shares into a money market fund, you may exchange that amount to another fund, including dividends earned on that amount, without paying a sales charge.

Selling Shares

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Repurchases. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of a fund in the RiverSource Family of Funds. If your original purchase was in Class A or Class B, you may use all or part of the sale proceeds to purchase new Class A shares in any fund account linked together for ROA purposes. Your repurchase will be in Class A shares at NAV, up to the amount of the sale proceeds. For a Class A repurchase on shares that were originally charged a CDSC, the amount of the CDSC will be reinvested at the NAV on the date the

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repurchase is processed. Repurchases of Class B shares will also be in Class A shares at NAV. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

In order for you to take advantage of this repurchase waiver, you must notify your financial intermediary or the fund’s transfer agent if your account is held at the fund within 90 days of the date your sale request was processed. Contact your financial intermediary for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

If you sold shares of a Seligman fund on or before February 3, 2009 and wish to repurchase shares, you have the option of taking advantage of the current repurchase policy (described above) within 90 days of the date your sale request was processed, or you may use all or part of your sale proceeds to purchase shares of the fund you sold or any other fund in the RiverSource Family of Funds without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC, within 120 days of the date your sale request was processed. Contact your financial intermediary or, if you opened an account directly with the fund, the transfer agent, for more information on the required documentation to complete a repurchase transaction.

The fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

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Pricing and Valuing of Fund Shares

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

The NAV is the value of a single share of the fund. The NAV is determined by dividing the value of the fund’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. For a fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund or underlying fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund’s or underlying fund’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund or an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund’s or an underlying fund’s securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund’s or underlying fund’s shares may change on days when shareholders will not be able to purchase or sell the fund’s or underlying fund’s shares.

For money markets funds—The fund’s investments are valued at amortized cost, which approximates market value, as explained in the SAI. Although the fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

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Distributions and Taxes

As a shareholder you are entitled to your share of your fund’s net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

Dividends and Capital Gain Distributions

Your fund’s net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualified dividend income. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gain. Forms 1099 sent to shareholders report any return of capital.

Certain derivative instruments subject the fund to special tax rules, the effect of which may be to accelerate income to the fund, defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Fund has a capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2016. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its available capital loss carryforward before it expires.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial intermediary through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

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Taxes

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss or reduce a tax gain, based on paying a sales charge, by exchanging shares before the 91st day after the day of purchase. If you buy Class A shares and exchange into another fund before the 91st day after the day of purchase, you may not be able to include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

REITs often do not provide complete tax information until after the calendar year-end; generally mid to late January and continuing through early February. Consequently, if your fund has significant investments in REITs, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are generally mailed in January.

For taxable funds. Distributions related to shares not held in IRAs or other retirement accounts are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Shares held in an IRA or qualified retirement account are generally subject to different tax rules. Taking a distribution from your IRA or qualified retirement plan may subject you to federal taxes, withholding, penalties and reporting requirements. Please consult your tax advisor.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

For tax-exempt funds. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes and potentially the alternative minimum tax. Dividends distributed from net capital gains, if any, and other income earned are not exempt from federal income taxes. Any taxable distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum tax. To the extent the fund earns such income, it will flow through to its shareholders and may affect those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

35

For a fund organized as a fund-of-funds, because most of the fund’s investments are shares of underlying funds, the tax treatment of the fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the fund invested directly in the types of securities held by the underlying funds or the fund shareholders invested directly in the underlying funds. As a result, fund shareholders may recognize higher amounts of capital gain distributions or ordinary income dividends than they otherwise would.

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

36

General Information

Availability and Transferability of Fund Shares

Please consult with your financial intermediary to determine the availability of the funds. The funds may only be purchased or sold directly or through financial intermediaries authorized by the distributor to offer the funds. Not all financial institutions are authorized to sell the RiverSource Family of Funds and certain financial intermediaries that offer the RiverSource Family of Funds may not offer all funds on all investment platforms. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the distributor, you will not be able to transfer fund holdings to that account. In that event, you must either maintain your fund holdings with your current financial intermediary, find another financial intermediary with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Additional Services and Compensation

In addition to acting as the fund’s investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor), provides underwriting and distribution services to the funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor reallows the remainder of these fees (or the full fee) to the financial intermediaries that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth under “Investment Options—Classes of Shares” and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See “Shareholder Fees (fees paid directly from your investment)” under “Fees and Expenses” for the scheduled sales charge of each share class. See “Buying and Selling Shares, Sales Charges” for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See “Other Investment Strategies and Risks” for the funds’ policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the funds. The funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation pays a portion of these fees to financial intermediaries that provide sub-recordkeeping and other services to fund

37

shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

Plan Administration Services. Under a Plan Administration Services Agreement, the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Payments to Financial Intermediaries. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial intermediaries, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial intermediary may elevate the prominence or profile of the fund within the financial intermediary’s organization, and may provide the distributor and its affiliates with preferred access to the financial intermediary’s registered representatives or preferred access to the financial intermediary’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial intermediary’s pecuniary interest and its duties to its customers, for example, if the financial intermediary receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial intermediary or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial intermediary, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial intermediary, and the access the distributor or other representatives of the fund may have within the financial intermediary for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial intermediary and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat

38

fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges —fees that a financial intermediary charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial intermediary (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similarly-situated third party financial intermediaries and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of fund assets (from the RiverSource Family of Funds, in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial intermediary.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance,

39

sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Financial institutions may separately charge you additional fees. See “Buying and Selling Shares.”

Additional Management Information

Affiliated Products. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as ‘‘affiliated products’’). These affiliated products, individually or collectively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

Cash Reserves. A fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the fund’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

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Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Fund’s Classes for the past five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. If such charges, costs or taxes were included, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

Effective on or about June 13, 2009, the Fund’s Class R shares are renamed as Class R2 shares.

CLASS A
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$3.17	$3.39	$3.31	$3.51	$3.55
Income (loss) from investment operations:
Net investment income	0.22	0.25	0.21	0.24	0.27
Net realized and unrealized gain (loss) on investments	(1.18)	(0.22)	0.10	(0.19)	(0.04)
Total from investment operations	(0.96)	0.03	0.31	0.05	0.23
Less distributions:
Dividends from net investment income	(0.22)	(0.25)	(0.21)	(0.24)	(0.27)
Dividends in excess of net investment income	(0.05)	—	(0.02)	(0.01)	—	ø
Total distributions	(0.27)	(0.25)	(0.23)	(0.25)	(0.27)
Net asset value, end of year	$1.94	$3.17	$3.39	$3.31	$3.51
Total Return	(32.24)%	0.81%	9.74%	1.57%	7.03%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$84,812	$159,566	$183,042	$186,311	$222,827
Ratio of expenses to average net assets	1.47%	1.38%	1.34%	1.36%	1.28%
Ratio of net investment income to average net assets	7.92%	7.41%	6.42%	7.05%	7.78%
Portfolio turnover rate	64.19%	77.94%	99.04%	79.90%	53.38%

See footnotes on page 43.

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CLASS B
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$3.17	$3.39	$3.32	$3.52	$3.55
Income (loss) from investment operations:
Net investment income	0.19	0.22	0.19	0.21	0.24
Net realized and unrealized gain (loss) on investments	(1.17)	(0.21)	0.09	(0.18)	(0.02)
Total from investment operations	(0.98)	0.01	0.28	0.03	0.22
Less distributions:
Dividends from net investment income	(0.19)	(0.22)	(0.19)	(0.21)	(0.24)
Dividends in excess of net investment income	(0.06)	(0.01)	(0.02)	(0.02)	(0.01)
Total distributions	(0.25)	(0.23)	(0.21)	(0.23)	(0.25)
Net asset value, end of year	$1.94	$3.17	$3.39	$3.32	$3.52
Total Return	(32.78)%	0.07%	8.62%	0.84%	6.53%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$7,296	$22,760	$56,664	$122,052	$228,229
Ratio of expenses to average net assets	2.25%	2.13%	2.09%	2.11%	2.03%
Ratio of net investment income to average net assets	7.14%	6.66%	5.67%	6.30%	7.03%
Portfolio turnover rate	64.19%	77.94%	99.04%	79.90%	53.38%

CLASS C
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$3.18	$3.40	$3.33	$3.52	$3.56
Income (loss) from investment operations:
Net investment income	0.20	0.22	0.19	0.21	0.24
Net realized and unrealized gain (loss) on investments	(1.19)	(0.21)	0.09	(0.17)	(0.03)
Total from investment operations	(0.99)	0.01	0.28	0.04	(0.21)
Less distributions:
Dividends from net investment income	(0.20)	(0.22)	(0.19)	(0.21)	(0.24)
Dividends in excess of net investment income	(0.05)	(0.01)	(0.02)	(0.02)	(0.01)
Total distributions	(0.25)	(0.23)	(0.21)	(0.23)	(0.25)
Net asset value, end of year	$1.94	$3.18	$3.40	$3.33	$3.52
Total Return	(33.02)%	0.07%	8.60%	1.13%	6.22%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$33,069	$17,788	$26,742	$33,833	$48,012
Ratio of expenses to average net assets	2.19%	2.13%	2.09%	2.11%	2.03%
Ratio of net investment income to average net assets	7.20%	6.66%	5.67%	6.30%	7.03%
Portfolio turnover rate	64.19%	77.94%	99.04%	79.90%	53.38%

See footnotes on page 43.

42

CLASS R
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of period	$3.17	$3.39	$3.31	$3.51	$3.55
Income (loss) from investment operations:
Net investment income	0.21	0.24	0.20	0.23	0.25
Net realized and unrealized gain (loss) on investments	(1.18)	(0.22)	0.10	(0.19)	(0.02)
Total from investment operations	(0.97)	0.02	0.30	0.04	0.23
Less distributions:
Dividends from net investment income	(0.21)	(0.24)	(0.20)	(0.23)	(0.25)
Dividends in excess of net investment income	(0.05)	—	(0.02)	(0.01)	(0.02)
Total distributions	(0.26)	(0.24)	(0.22)	(0.24)	(0.27)
Net asset value, end of period	$1.94	$3.17	$3.39	$3.31	$3.51
Total Return	(32.42)%	0.56%	9.48%	1.32%	6.76%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$3,677	$3,856	$1,468	$689	$720
Ratio of expenses to average net assets	1.72%	1.62%	1.59%	1.61%	1.53%
Ratio of net investment income to average net assets	7.67%	7.17%	6.17%	6.80%	7.53%
Portfolio turnover rate	64.19%	77.94%	99.04%	79.90%	53.38%

ø	Less than + or - $0.01.

43

How to Contact Us

The Fund

Write to	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, MN 55474

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	RiverSource Family of Funds

For accounts established directly with the fund (for purchases, sales and exchanges):

Regular Mail	RiverSource Family of Funds c/o Boston Financial P.O. Box 8041 Boston, MA 02266-8041

Express Mail	RiverSource Family of Funds c/o Boston Financial 30 Dan Road Canton, MA 02021-2809

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Phone	Toll-free (800) 445-1777

RIVERSOURCE FUND DISTRIBUTORS, INC.

an affiliate of

RIVERSOURCE INVESTMENTS, LLC

a wholly owned subsidiary of Ameriprise Financial, Inc.

44

For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about Seligman’s investments. In the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-4103

SL-9915-99 (5/09)

Prospectus

May 1, 2009

Seligman

High-Yield Fund

Seeks a High Level of Current Income and may also Consider the Potential for Capital Appreciation consistent with Prudent Investment Management by Investing Primarily in High-Yield Securities

Offering	Class I shares, which are renamed as Class R5 shares on or about June 13, 2009.

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

Not FDIC Insured ■ May Lose Value ■ No Bank Guarantee

TXHY1 5/2009 CI

This Prospectus contains information about Seligman High-Yield Fund (the “Fund”), a series of Seligman High Income Fund Series (the “Series”).

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Fund, RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Seligman funds share the same Board of Directors/Trustees as the other funds in the RiverSource Family of Funds. Effective on or about June 13, 2009, the Seligman funds will share the same policies and procedures as, and may be exchanged for shares of, the RiverSource funds, RiverSource Partners funds and Threadneedle funds. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource Family of Funds.

The Fund

Proposed Merger of the Fund

At a Special Meeting of shareholders scheduled to be held on June 2, 2009, shareholders who owned shares of the Fund on April 3, 2009 will vote on the merger of the Fund into RiverSource High Yield Bond Fund (the “RiverSource Fund”), a fund that seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth. For more information about the RiverSource Fund, please call 1-888-791-3380 for a prospectus.

Investment Objective

The Fund seeks a high level of current income and may also consider the potential for capital appreciation consistent with prudent investment management.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund invests 80% of its net assets in non-investment grade, high-yield securities (“High-Yield Securities”). High-Yield Securities (many of which are commonly known as “junk bonds”) carry non-investment grade ratings (Ba or below by Moody’s Investors Service or BB or below by Fitch Ratings or Standard & Poor’s Rating Services) or are securities deemed to be below investment grade by RiverSource Investments, LLC (the investment manager). High-Yield Securities have the potential to offer higher yields than investment grade securities with higher ratings and similar maturities. High- Yield Securities are subject to greater risk of loss of principal and interest than higher rated investment grade securities. The Fund may invest in all types of High-Yield Securities including:

■	Senior and subordinated corporate debt obligations of both US and non-US issuers (including, for example, debentures, loan participations and floating rate notes);

■	Mortgage and other asset-backed securities;

■	Capital appreciation bonds, including zero-coupon and pay-in-kind securities;

■	Convertible securities, preferred stock, structured securities and loan participations;

■	Municipal securities;

■	Obligations of foreign governments;

■	Securities that are rated in default by a nationally recognized statistical rating organization;

■	Repurchase agreements relating to the above instruments;

■	Warrants, rights and other equity securities that are acquired in connection with the Fund’s investments in High-Yield Securities; and

■	Restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933 (“Rule 144A Securities”).

In addition, the Fund may invest up to 20% of its net assets in (i) securities of higher quality, including: short-term money market instruments, including certificates of deposit of FDIC member banks having total assets of $1 billion or more; bankers’ acceptances and interest-bearing savings or time deposits of such banks; commercial paper; investment grade fixed-income securities; securities issued, guaranteed or insured by the US government, its agencies or instrumentalities as well as any government sponsored enterprise; and other income-producing cash items and (ii) warrants, rights and other equity securities that are not acquired in connection with the Fund’s investments in High-Yield Securities. The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold). Rule 144A Securities deemed to be liquid by the investment manager are not included in this limitation. The Fund does not have any portfolio

1

maturity limitation, and may invest its assets in instruments with short, medium or long maturities.

In pursuit of the Fund’s objective, the investment manager chooses investments by:

■	Reviewing interest rate and economic forecasts.

■

Reviewing credit characteristics and capital structures of companies, including an evaluation of any outstanding bank loans or corporate debt securities a company has issued, its relative position in its industry, and its management team’s capabilities.

■	Identifying companies that:

■

have medium and low quality ratings or, in the investment manager’s opinion, have similar qualities to companies with medium or low quality ratings, even though they are not rated, or have been given a different rating by a rating agency,

■	have growth potential, or

■	have the potential to increase in value as their credit ratings improve.

■	Buying debt instruments that are expected to outperform other debt instruments.

In evaluating whether to sell an investment, the investment manager considers, among other factors, whether:

■	The interest rate or economic outlook changes.

■	A sector or industry is experiencing change.

■	A security’s rating is changed.

■	The security is overvalued relative to alternative investments.

■	The company no longer meets the investment manager’s performance expectations.

■	The investment manager wishes to lock in profits.

■	The investment manager identifies a more attractive opportunity.

■	The issuer or the security continues to meet the other standards described above.

The Fund may also invest up to 10% of its assets in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including securities offered and sold under Rule 144A of the Securities Act of 1933. The Fund may also purchase an ELS in a privately negotiated transaction with the issuer of the ELS (or its broker-dealer affiliate).

The Fund may invest in futures contracts. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any material changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described above.

2

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund’s net asset value, yield and total return will fluctuate with changes in the yield and market value of the individual securities held by the Fund. The types of securities in which the Fund invests are generally subject to higher volatility in yield and market value than securities of higher quality. Factors that may affect the performance of the securities held by the Fund are discussed below.

The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Accordingly, an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of the Fund’s holdings will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors’ heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the Fund difficulties in valuing and selling its securities.

Impairment of collateral risk is the risk that the value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. Further, certain floating rate loans may not be fully collateralized and may decline in value.

Counterparty risk is the risk that a counterparty to a financial instrument entered into by the Fund or held by a special purpose or structured vehicle becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund will typically enter into financial instrument transactions with counterparties whose credit rating is investment grade, or, if unrated, determined to be of comparable quality by the investment manager.

Foreign securities, illiquid securities or derivatives (including rights, warrants and futures contracts) in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including currency fluctuations, local withholding and other taxes, different financial reporting practices and regulatory standards, high costs of trading, and changes in political conditions. With respect to investments in securities of issuers located in emerging markets, investments may also be subject to risks associated with expropriation, investment and repatriation restrictions, settlement and custody. Derivative instruments such as

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futures contracts in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Derivative instruments can present investment risk to the Fund if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

There are special risks associated with investing in preferred stocks and securities convertible into common stocks. Preferred stocks may be subject to, among other things, deferral of distribution payments, involuntary redemptions, subordination to bonds and other debt instruments of the issuer, a lack of liquidity relative to other securities such as common stocks, and limited voting rights. The market value of securities convertible into common stocks tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.

The Fund may invest a portion of its net assets in debt securities, which may be subject to the risks associated with changes in interest rates, the creditworthiness of the issuers, unanticipated prepayment, and the decline of the bond market in general.

During periods of falling interest rates, issuers of an obligation held by the Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Capital appreciation bonds, including “zero-coupon” and “pay-in-kind” securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the Fund.

The Fund may invest a portion of its net assets in equity securities and the prices of such securities will fluctuate. Therefore, as with any fund that invests in equity securities, the Fund’s net asset value will fluctuate.

If an issuer repays an obligation such as a mortgage-backed security held by the Fund more slowly than anticipated, the Fund’s returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the Fund will be prevented from investing in higher yielding securities.

With respect to the Fund’s investments in securities of issuers that hold mortgage and asset backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets, the value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

The Fund’s investments in ELSs would subject it to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund’s ability to enter into other

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transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the risk that the issuer may default on its obligations under the ELS, and the potential risk of being too concentrated in the securities (including ELSs) of that issuer.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

The Fund may not invest 25% or more of its total assets in securities of companies in any one industry. The Fund may, however, invest a substantial percentage of its assets in certain industries or economic sectors believed by the investment manager to offer good investment opportunities. If an industry or economic sector in which the Fund is invested falls out of favor, the Fund’s performance may be negatively affected.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Series’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

Effective on or about June 13, 2009, the Fund’s Class I shares are renamed as Class R5 shares. The performance information on the following page provides some indication of the risks of investing in the Fund by showing how the performance of Class I shares has varied from year to year, as well as how the performance of Class I shares compares with three measures of market performance.

The performance information on the following page is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future.

Both the bar chart and table on the following page assume that all dividends and capital gain distributions, if any, were reinvested. Class I shares are not subject to any sales charges.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

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Class I Annual Total Returns – Calendar Years

Best quarter return: 6.94% – quarter ended 6/30/03.

Worst quarter return: (22.21)% – quarter ended 12/31/08.

Class I Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Since Inception 11/30/01
Class I
Return before taxes	(31.99)%	(3.62)%	(0.62)%
Return after taxes on distributions	(34.45)	(6.40)	(3.40)
Return after taxes on distributions and sale of Fund shares	(20.36)	(4.22)	(1.75)
Barclays Capital U.S. Corporate High-Yield 2% Issuer Capped Index*	(25.88)	(0.84)	2.93
JP Morgan Global High Yield Index*	(26.83)	(0.72)	3.25
Lipper High Current Yield Funds Average*	(26.01)	(1.53)	1.81

*	Effective November 7, 2008, to better align the primary benchmark index with the investment strategy of the Fund, the Barclays Capital U.S. High-Yield 2% Issuer Capped Index (Barclays Capital Index) is replaced with the JP Morgan Global High Yield Index (“JP Morgan Index”), which will be used as the primary benchmark for the Fund going forward. Information on both indices will be included for a one year transition period. Thereafter, only the JP Morgan Index will be included. The Barclays Capital Index, the JP Morgan Index and the Lipper High Current Yield Funds Average (“Lipper Average”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Average excludes the effect of sales-related fees (but includes operating expenses), taxes and sales charges. The Barclays Capital Index and JP Morgan Index also exclude the effect of expenses. The Lipper Average is an average of funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt instruments. The Barclays Capital Index covers the US corporate bond market of high-yield bonds denominated in US dollars, and is included for comparison with Fund performance. The JP Morgan Index is used to mirror the investable universe of the U.S. dollar global high yield corporate debt market of both developed and emerging markets. Investors cannot invest directly in an average or an index.

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Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund. For more information, see the Shareholder Information section of the prospectus.

The annual fund operating expenses in the fee and expense table below are based on expenses incurred during the Fund’s most recently completed fiscal year, adjusted to reflect expenses associated with the change in the Fund’s transfer and shareholder service agent, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. The expense ratios have not been adjusted to reflect the Fund’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Fund’s assets are lower than the Fund’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Fund’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below.

Effective on or about June 13, 2009, the Fund’s Class I shares are renamed as Class R5 shares.

Shareholder Fees (fees paid directly from your investment)	Class I
Maximum Sales Charge (Load) on Purchases (as a percentage of offering price)	none
Maximum Deferred Sales Charge (Load) Imposed on Sales (as a percentage of offering price at time of purchase)	none

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices C and D in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I
(as a percentage of average net assets)
Management Fees	0.65%
Distribution and/or Service (12b-1) Fees	none
Other Expenses(1)	0.21%
Total Annual Fund Operating Expenses	0.86%

(1)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Fund’s Board approved RiverSource Service Corporation (“RSC”) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp. (“SDC”), the former transfer and shareholder service agent for the Fund, effective on or about June 13, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC from May 1, 2009 through June 12, 2009 and of RSC from June 13, 2009 through April 30, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). SDC or RSC is referred to as the “transfer agent.” The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC.

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Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s total annual operating expenses shown above (which reflects the Non- Recurring Charges, SDC’s estimated fees and expenses from May 1, 2009 through June 12, 2009 and RSC’s estimated fees and expenses from June 13, 2009 through April 30, 2010) and (ii) after April 30, 2010, the Fund’s total annual operating expenses shown above adjusted to exclude those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC’s fees and expenses). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$88	$274	$477	$1,061

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

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Management

On November 7, 2008, RiverSource Investments completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the RiverSource Family of Funds, which includes the “RiverSource” funds, “RiverSource Partners” funds, “Threadneedle” funds and the “Seligman” funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). The management fee rate declines as the Fund’s net assets increase. It is equal to an annual rate of 0.65% of the Fund’s average daily net assets on the first $1 billion of net assets and 0.55% of the average daily net assets in excess of $1 billion. For the year ended December 31, 2008, the management fee paid by the Fund for investment management services was equal to an annual rate of 0.65% of the Fund’s average daily net assets. Under the Management Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Management Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the Fund’s proxy statement, dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008.

Affiliates of RiverSource Investments:

RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc. (the “distributor”):

A distributor of the Seligman mutual funds and the RiverSource Family of Funds; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Data Corp. (SDC):

The Fund’s transfer and shareholder service agent through on or about June 12, 2009; provides shareholder account services to the Fund at cost.

RiverSource Service Corporation (RSC):

The Fund’s transfer and shareholder service agent effective on or about June 13, 2009; provides or compensates others to provide transfer agency and shareholder services to the funds in the RiverSource Family of Funds.

Ameriprise Financial:

Provides or compensates others to provide administrative services to the RiverSource Family of Funds.

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Portfolio Management

Scott Schroepfer, CFA, Portfolio Manager

■	Member of the high yield fixed income sector team.

■	Joined RiverSource Investments in 1990.

■	Began investment career in 1986.

■	MBA, University of Minnesota.

The fixed income department of RiverSource Investments is divided into sector teams, each of which includes a portfolio manager or portfolio managers and several analysts, and each of which specializes in a specific sector of the fixed income market. Mr. Schroepfer is a member of the high yield fixed income sector team, which is led by Jennifer Ponce de Leon. Ms. Ponce de Leon, who holds an MBA from DePaul University, began her investment career in 1989 and joined RiverSource Investments in 1997. She has been leader of the high yield sector team since 2003.

The Series’ Statement of Additional Information provides additional information about the compensation of the Portfolio Manager, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of securities of the Fund.

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Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolves all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commis-

sioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and SAIs. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

This Shareholder Information section is effective on or about June 13, 2009.

RiverSource Family of Funds

The RiverSource Family of Funds (each individually a “fund” and, collectively, the “funds”) includes “RiverSource” funds, “RiverSource Partners” funds, “Seligman” funds and “Threadneedle” funds. (The RiverSource funds, RiverSource Partners funds and Threadneedle funds may be collectively referred to as the “RiverSource funds”.) The funds share the same Board of Directors/Trustees (the “Board”) and the same policies and procedures including those set forth in the service section of this prospectus. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or financial advisor should consider the combined market value of all funds in the RiverSource Family of Funds owned by the investor as defined under “Initial Sales Charge—Rights of Accumulation (ROA).”

Effective on or about June 13, 2009, the Seligman funds’ Class R shares will be renamed as Class R2 shares and the Seligman funds’ Class I shares will be renamed as Class R5 shares. At such time, the Fund will then offer the following classes of shares: Class A, Class B, Class C, Class R2 and Class R5 shares.

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Buying and Selling Shares

The funds are available directly and through broker-dealers, banks and other financial intermediaries or institutions (financial intermediaries), and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. Not all financial intermediaries offer the funds. Financial intermediaries that offer the funds may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the fund are held. Since the fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The fund and its service providers, including the distributor and the transfer agent, are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

Description of Share Classes

Investment Options—Classes of Shares

The funds offer different classes of shares. There are differences among the fees and expenses for each share class. See the “Fees and Expenses” table for more information. Not everyone is eligible to buy every share class. After determining which share classes you are eligible to buy, decide which share class best suits your needs. Your financial advisor can help you with this decision. The following table shows the key features of each share class. Not all funds offer all classes of shares.

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Investment Options Summary

	Availability(a)	Initial Sales Charge	Contingent Deferred Sales Charge (CDSC)	Distribution and/or Service Fee(b)	Plan Administration Services Fee
Class A	Available to all investors.	Yes. Payable at time of purchase. Lower or no sales charge for larger investments.	No.(c)	Yes. 0.25%(i)	No.
Class B(d)(e)(f)	Available to all investors.	No. Entire purchase price is invested in shares of the fund.	Maximum 5% CDSC during the first year decreasing to 0% after six years.	Yes. 1.00%(i)	No.
Class C(f)	Available to all investors.	No. Entire purchase price is invested in shares of the fund.	1% CDSC may apply if you sell shares within one year after purchase.	Yes. 1.00%(i)	No.
Class I	Limited to qualifying institutional investors.	No.	No.	No.	No.
Class R2(g)	Limited to qualifying institutional investors.	No.	No.	Yes. 0.50%	Yes. 0.25%
Class R3	Limited to qualifying institutional investors.	No.	No.	Yes. 0.25%	Yes. 0.25%
Class R4	Limited to qualifying institutional investors.	No.	No.	No.	Yes. 0.25%
Class R5(h)	Limited to qualifying institutional investors.	No.	No.	No.	No.
Class W	Limited to qualifying discretionary managed accounts.	No.	No.	Yes. 0.25%(i)	No.
Class Y	Limited to qualifying institutional investors.	No.	No.	No.	Yes. 0.15%

(a)	See “Buying and Selling Shares, Determining which class of shares to purchase” for more information on availability of share classes and eligible investors. See “Buying and Selling Shares, Opening an Account” for information on minimum investment and account balance requirements.

(b)	For each of Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares and the servicing of shareholders. This plan has been reviewed and approved by the Board. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(c)	A 1% CDSC may be assessed on Class A shares sold within 18 months after purchase. See “Buying and Selling Shares, Sales Charges, Class A—contingent deferred sales charge” for more information. For all funds except money market funds.

(d)	Class B shares automatically convert to Class A shares. See “Buying and Selling Shares, Sales Charges, Class B and Class C—CDSC alternative” for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion will vary depending on the date of your original purchase of the Class B shares.

(e)	Class B shares of RiverSource Absolute Return Currency and Income Fund are only available for exchanges from Class B shares of another fund in the RiverSource Family of Funds. Class B shares of each of RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. (Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.)

(f)	The money market funds may offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively.

(g)	Effective on or about June 13, 2009, the Seligman funds’ Class R shares will be renamed as Class R2 shares.

(h)	Effective on or about June 13, 2009, the Seligman funds’ Class I shares will be renamed as Class R5 shares.

(i)	For RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund, Class A is 0.10%. For RiverSource Cash Management Fund, Class B is 0.85%, Class C is 0.75% and Class W is 0.10%.

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Distribution and Service Fees

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These expenses include payment of distribution and/or shareholder servicing fees to financial intermediaries that sell shares of the fund or provide services to fund shareholders, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25%* of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Financial intermediaries also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the fund’s distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial intermediaries, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor. If you maintain shares of the fund directly with the fund, without working directly with a financial intermediary or financial advisor, distribution and service fees may be retained by the distributor as reimbursement for incurring certain distribution and shareholder servicing related expenses.

Plan Administration Fee

Class R2, Class R3, Class R4 and Class Y shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the respective class. The fee for Class Y shares is equal on an annual basis to 0.15% of average daily net assets attributable to the class.

Determining which class of shares to purchase

Each of the fund’s classes represent an interest in the same portfolio of investments. However, as set forth above, each class has its own sales charge schedule, and its ongoing distribution and shareholder service fees may differ from other classes. When deciding which class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in the fund or another fund in the RiverSource Family of Funds.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized financial intermediary or financial advisor will be able to help you decide which class of shares best meets your needs.

*	For RiverSource Cash Management Fund, financial intermediaries receive fees up to 0.10% of the average daily net assets of Class A, Class B and Class W shares sold and held through them.

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Class A, Class B and Class C shares*

Class B shares of RiverSource Absolute Return Currency and Income Fund are not currently available for new purchases. However, if you own Class B shares of another fund in the RiverSource Family of Funds, you may exchange into Class B shares of RiverSource Absolute Return Currency and Income Fund, if you meet the minimum investment and account balance requirements set forth in “Opening an Account,” subject to the limitations set forth in this section. New purchases of Class B shares will not be permitted if your rights of accumulation are $50,000 or higher, and new purchases of Class C shares will not be permitted if your rights of accumulation are $1,000,000 or higher. See “Sales Charges, Initial Sales Charge—Rights of Accumulation” for information on rights of accumulation.

Class B shares have a higher annual distribution fee than Class A shares and a contingent deferred sales charge (CDSC) for six years. Class B shares convert to Class A shares. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in the same proportion as the other Class B shares. See “Class B and Class C—CDSC alternative” for information on timing of Class B share conversion to Class A shares.

Class C shares have a higher annual distribution fee than Class A shares and a CDSC for one year. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A shares. As a result, you will pay a distribution fee for as long as you hold Class C shares.

If you choose a share class with a CDSC (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial intermediary or financial advisor.

Class I shares.

The following eligible investors may purchase Class I shares:

■	Any fund distributed by the distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of funds in the RiverSource Family of Funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Class R and Class Y shares.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4, Class R5 and Class Y shares:

■	Qualified employee benefit plans.

■	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

■	Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

■	State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

*	For money market funds, new investments must be made in Class A shares of the fund. The fund offers Class B and Class C shares only to facilitate exchanges between classes of these shares in other funds.

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■	Health Savings Accounts created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

■	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds in the RiverSource Family of Funds).

■	Bank trust departments.

Class R and Class Y shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Class W shares.

The following eligible investors may purchase Class W shares:

■	Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.

In addition, for Class I, Class R, Class W and Class Y shares, the distributor, in its sole discretion, may accept or authorize financial intermediaries to accept investments from other purchasers not listed above.

Please consult your financial advisor for assistance in selecting the appropriate class of shares. For more information, see the SAI.

Sales Charges

Money Market Funds.

Fund investors pay various expenses. The table below describes the fees that you may pay if you buy and hold shares of a money market fund.

Shareholder Fees (fees paid directly from your investment)	Class A	Class B	Class C	Class I Class R2 Class R5 Class W Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Sales (as a percentage of offering price at time of purchase)	None	5%	1%	None

Non-Money Market Funds.

Class A—Initial sales charge alternative:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial

17

intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. The distributor retains the full sales charge you pay when you purchase shares of the fund directly from the fund (not through an authorized financial intermediary). Sales charges vary depending on the amount of your purchase.

Initial sales charge(a) for Class A shares

For equity funds and funds-of-funds (equity)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	5.75%	6.10%	5.00%
$50,000–$99,999	4.75	4.99	4.00
$100,000–$249,999	3.50	3.63	3.00
$250,000–$499,999	2.50	2.56	2.15
$500,000–$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

For fixed income funds except those listed below and funds-of-funds (fixed income)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	4.75%	4.99%	4.00%
$50,000–$99,999	4.25	4.44	3.50
$100,000–$249,999	3.50	3.63	3.00
$250,000–$499,999	2.50	2.56	2.15
$500,000–$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

For RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	3.00%	3.09%	2.50%
$50,000–$99,999	3.00	3.09	2.50
$100,000–$249,999	2.50	2.56	2.15
$250,000–$499,999	2.00	2.04	1.75
$500,000–$999,999	1.50	1.52	1.25
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

(a)	Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.

(d)	For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sales commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See “Initial Sales Charge—Waivers of the sales charge for Class A shares” for employee benefit plan eligibility rules.

There is no initial sales charge on reinvested dividends or capital gain distributions.

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Initial Sales Charge—Rights of Accumulation (ROA). You may be able to reduce the sales charge on Class A shares, based on the combined market value of accounts in your ROA group. Your ROA group includes the current market values of the following investments which are eligible to be added together for purposes of determining the sales charge on your next purchase:

■	Your current investment in a fund; and

■

Previous investments you and members of your household have made in Class A, Class B or Class C shares in the fund and other funds in the RiverSource Family of Funds, provided your investment was subject to a sales charge. Your household consists of you, your spouse or domestic partner and your unmarried children under age 21, all of whom share a mailing address.

The following accounts are eligible to be included in your ROA group in order to determine the sales charge on your purchase:

■	Individual or joint accounts;

■	Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

■	UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

■	Revocable trust accounts for which you or a member of your household, individually, is the beneficial owner/grantor;

■	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; and

■

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in your ROA group in order to determine the sales charge on your purchase:

■

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

■	Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

■	Investments in Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

■	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

■	Charitable and irrevocable trust accounts.

If you purchase fund shares through different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform your financial intermediary in writing about the other accounts when placing your purchase order. Contact your financial intermediary to determine what information is required.

Unless you provide your financial intermediary in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

For more information on ROA, please see the SAI.

Initial Sales Charge—Letter of Intent (LOI). Generally, if you intend to invest $50,000 or more (including any existing ROA) over a period of up to 13 months, you may be able to reduce the front-end sales charge(s) for investments in Class A

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shares by completing and filing an LOI. The required form of LOI may vary by financial intermediary. Existing ROA can be included in your LOI. Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI. Five percent of the commitment amount will be placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow.

Existing ROA Example. Shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares (any non-money market fund in the RiverSource Family of Funds) in order to fulfill the LOI commitment and receive reduced front-end sales charge(s) over the next 13 months.

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial intermediary provide this information to the fund when placing your purchase order. For more detail on LOIs, please contact your financial intermediary or see the SAI.

Initial Sales Charge—Waivers of the sales charge for Class A shares. Sales charges do not apply to:

■

current or retired Board members, officers or employees of the funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■

current or retired Ameriprise Financial Services, Inc. financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■

registered representatives and other employees of affiliated or unaffiliated financial intermediaries having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■	portfolio managers employed by subadvisers of the funds, including their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■	partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees.

■	direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

■	purchases made:

■	with dividend or capital gain distributions from a fund or from the same class of another fund in the RiverSource Family of Funds;

■

through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee that has, or that clear trades through a financial intermediary that has, a selling agreement with the distributor;

■	through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

■	through bank trust departments.

■	separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11).

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■	purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b) which:

■	have at least $1 million in plan assets at the time of investment; and

■	have a plan level or omnibus account that is maintained with the fund or its transfer agent; and

■	transact directly with the fund or its transfer agent through a third party administrator or third party recordkeeper.

For more information regarding waivers of sales charge for Class A purchases, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional classes of investors. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial intermediary with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

Because the current prospectus is available on the funds’ website (for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com free of charge, information regarding breakpoint discounts is not separately disclosed on the website.

Class A—contingent deferred sales charge

For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to an authorized financial intermediary effecting the purchase, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC—Waivers of the CDSC for Class A shares. The CDSC will be waived on sales of shares:

■	to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

■	purchased through reinvestment of dividends and capital gain distributions.

■	in the event of the shareholder’s death.

■	from a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.

■	in an account that has been closed because it falls below the minimum account balance.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders attainment of age 70 1/2.

■	that result from returns of excess contributions or excess deferral amounts made to a retirement plan participant.

■	of RiverSource funds purchased prior to Dec. 1, 2008.

■	initially purchased by an employee benefit plan that is not connected with a plan level termination.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

Class B and Class C—CDSC alternative

The money market funds (except RiverSource Tax-Exempt Money Market Fund) offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively. For example, if you own Class B or Class C shares of another fund, but want to hold your money in a money market fund, you may exchange into Class B or Class C shares of a money market fund. Funds that offer Class B and Class C shares have limitations on the amount you may invest in those share classes. If you are

21

considering purchasing Class B or Class C shares of a fund, please see the prospectus for that fund for any effective purchase limitations.

Although you may not purchase Class B and Class C shares of the money market funds directly, if you exchange into Class B or Class C shares of a money market fund from another fund, you will be subject to the rules governing CDSC set forth in this section.

To minimize the amount of CDSC you may pay when you sell your shares, the fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so that they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest).

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For Class B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline over time:

If the sale is made during the:	The CDSC percentage rate is:*
First year	5%
Second year	4%
Third year	3%**
Fourth year	3%
Fifth year	2%
Sixth year	1%
Seventh or eighth year	0%

*	Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

**	For shares purchased in a RiverSource fund prior to June 12, 2009, the CDSC percentage for the third year is 4%.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

You may not make additional purchases of Class B shares if your ROA exceeds $49,999.99.

Class B shares purchased in a RiverSource fund prior to May 21, 2005 age on a calendar year basis. Class B shares purchases made in a RiverSource fund beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Class B shares purchased in a RiverSource fund beginning May 21, 2005 and Class B shares purchased in a Seligman fund beginning June 13, 2009 will convert to Class A shares one month after the completion of the eighth year of ownership.

For Class C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a total amount up to 1% (including sales commission and advance of service fees) to financial intermediaries that sell Class C shares. See “Buying and Selling Shares—Distribution and Service Fees.” A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares. You may not make additional purchases of Class C shares if your ROA exceeds $999,999.99.

For both Class B and Class C shares, the amount of any CDSC you pay will be based on the lower of the original purchase price of those shares or current net asset value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC—Waivers of the CDSC for Class B shares. The CDSC will be waived on sales of shares:

■	in the event of the shareholder’s death.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders’ attainment of age 70 1/2.

■	sold under an approved substantially equal periodic payment arrangement.

■	by certain other investors, including certain institutions as set forth in more detail in the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CDSC—Waivers of the CDSC for Class C shares. The CDSC will be waived on sales of shares:

■	in the event of the shareholder’s death.

■	to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders’ attainment of age 70 1/2.

■	initially purchased by an eligible employee benefit plan that are not connected with a plan level termination.

■	by certain other investors, including certain institutions as set forth in more detail in the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y—No Sales Charge. For each of Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y there is no initial sales charge or CDSC.

The fund’s Board believes that no conflict of interest currently exists between the fund’s classes of shares. On an ongoing basis, the Board, in the exercise of its fiduciary duties, seeks to ensure that no such conflicts arise.

Opening an Account

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the fund or the financial intermediary

23

through which you are investing in the fund may not be able to open an account for you. If the fund or the financial intermediary through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial intermediary. Any applicable sales charge will be added to the purchase price for Class A shares.

You may establish and maintain your account with an authorized financial intermediary or directly with the fund. The fund may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts established with the fund will be supported by the fund’s transfer agent.

Methods of Purchasing Shares

These methods of purchasing shares generally apply to Class A, Class B, and Class C shares.

Class B shares of RiverSource Absolute Return Currency and Income Fund is currently closed to investors for new purchases. Class B shares for RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.

Account established with your financial intermediary

All requests	The financial intermediary through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

Account established with the fund

By mail

You or the financial intermediary through which you buy shares may establish an account with the fund. To establish an account in this fashion, complete a fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained (for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com or may be requested by calling (800) 221-2450. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to:

Regular Mail	RiverSource Family of Funds c/o Boston Financial P.O. Box 8041 Boston, MA 02266-8041

Express Mail	RiverSource Family of Funds c/o Boston Financial 30 Dan Road Canton, MA 02021-2809

If you already have an account, include your name, account number, and the name of the fund and class of shares you wish to purchase along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

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By wire or ACH

Fund shares purchased in an account established and maintained with the fund may be paid for by federal funds wire. Before sending a wire, call (800) 221-2450 to notify the fund’s transfer agent of the wire and to receive further instructions.

If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application. Your bank or financial intermediary may charge additional fees for wire transactions.

By exchange	Call (800) 221-2450 or send signed written instructions to the address above.

Minimum Investment and Account Balance

	For all funds, classes and accounts except those listed to the right (nonqualified)	Tax qualified accounts	RiverSource 120/20 Contrarian Equity Fund; Threadneedle Global Extended Alpha Fund; RiverSource Absolute Return Currency and Income Fund	RiverSource Disciplined Small Cap Value Fund; RiverSource Floating Rate Fund; RiverSource Inflation Protected Securities Fund	Class W
Initial investment	$2,000	$1,000	$10,000	$5,000	$500
Additional investments	$100	$100	$100	$100	None
Account balance*	$1,000	None	$5,000	$2,500	$500

*	If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

Minimum Investment and Account Balance—scheduled investment plans

	For all funds, classes and accounts except those listed to the right (nonqualified)		Tax qualified accounts		RiverSource 120/20 Contrarian Equity Fund; Threadneedle Global Extended Alpha Fund; RiverSource Absolute Return Currency and Income Fund	RiverSource Disciplined Small Cap Value Fund; RiverSource Floating Rate Fund; RiverSource Inflation Protected Securities Fund	Class W
Initial investment	$100	(a)	$100	(b)	$10,000	$5,000	$500
Additional investments	$100		$50		$100	$100	None
Account balance**	None	(b)	None		$5,000	$2,500	$500

**	If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

(a)	Money Market Funds—$2,000

(b)	Money Market Funds—$1,000

25

These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial intermediary for information regarding wire or electronic funds transfer.

Important: Payments sent by electronic fund transfers (ACH), a bank authorization or check that are not guaranteed may take up to 14 days to clear. If you request a sale within 14 days of purchase, this may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

Exchanging or Selling Shares

You may exchange or sell shares by having your financial intermediary process your transaction. If you maintain your account directly with your financial intermediary, you must contact that financial intermediary to exchange or sell shares of the fund. If your account was established with the fund, there are a variety of methods you may use to exchange or sell shares of the fund.

Ways to Request an Exchange or Sale of Shares

Account established with your financial intermediary

All requests	You can exchange or sell shares by having your financial intermediary process your transaction. The financial intermediary through which you purchased shares may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Account established with the fund

By mail	Mail your exchange or sale request to:

	Regular Mail	RiverSource Family of Funds
c/o Boston Financial
P.O. Box 8041
Boston, MA 02266-8041

	Express Mail	RiverSource Family of Funds
c/o Boston Financial
30 Dan Road
Canton, MA 02021-2809

Include in your letter:

■	your name

■	the name of the fund(s)

■	your account number

■	the class of shares to be exchanged or sold

26

■	your Social Security number or Employer Identification number

■	the dollar amount or number of shares you want to exchange or sell

■	specific instructions regarding delivery or exchange destination

■	signature(s) of registered account owner(s)

■	any special documents the transfer agent may require in order to process your order

Corporate, trust or partnership accounts may need to send additional documents.

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

A Medallion Signature Guarantee is required if:

■	Amount is over $50,000.

■	You want your check made payable to someone other than the registered account owner(s).

■	Your address of record has changed within the last 30 days.

■	You want the check mailed to an address other than the address of record.

■	You want the proceeds sent to a bank account not on file.

■	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial intermediary providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

Note: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

Call (800) 221-2450. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests. Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate, qualified retirement accounts and trust accounts which the current trustee is not listed. You may request that these privileges NOT apply by writing to the address above.

Payment will be mailed to the address of record and made payable to the names listed on the account.

Telephone sale requests are limited to $50,000 per day.

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By wire or ACH

You can wire money from your fund account to your bank account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip.

Call (800) 221-2450 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

A service fee may be charged against your account for each wire sent.

Minimum amount:

by ACH: $100

by wire: $500

Your bank or financial intermediary may charge additional fees for wire transactions.

By scheduled payout plan	You may elect to receive regular periodic payments through an automatic sale of shares. See the SAI for more information.

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Check Redemption Service

Class A shares of the money market funds offer check writing privileges. If you have $2000 in a money market fund, you may request checks which may be drawn against your account. You can elect this service on your initial application, or, thereafter. Call (800) 221-2450 for the appropriate forms to establish this service. If you own Class A shares that were both in another fund at NAV because of the size of the purchase, and then exchanged into a money market fund, check redemptions may be subject to a CDSC.

Exchanges

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered fund in the RiverSource Family of Funds without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You may be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

If you hold your fund shares in an account with Ameriprise Financial Services, you may have limited exchangeability within the RiverSource Family of Funds.

Market Timing

Short-term trading and other so-called market timing practices are frequent trading practices by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund’s performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund’s transaction costs.

For a fund organized as a fund-of-funds, its assets consist primarily of shares of the underlying funds in which it invests. The underlying funds may be more susceptible to the risks of market timing. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers who seek to take advantage of inefficiencies in the securities markets. Funds and the underlying funds that invest in securities that trade on overseas securities markets may be vulnerable to market timers who seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets, which is generally the time at which a fund’s NAV is calculated. To the extent that a fund or underlying fund has significant holdings of small cap stocks, floating rate loans, high yield bonds, tax-exempt securities or foreign securities, the risks of market timing may be greater for the fund than for other funds. See “Principal Investment Strategies” for a discussion of the types of securities in which your fund invests. See “Pricing and Valuing of Fund Shares” for a discussion of the funds’ policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

The funds’ Board has adopted a policy that is designed to detect and deter market timing that may be harmful to the funds. Each fund seeks to enforce this policy through its service providers as follows:

■

The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging or other purchase and exchange transactions not believed to be inconsistent with the best interest of fund shareholders or the Board’s policy. The fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares and where the shares are maintained. Under the fund’s procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund may seek the assistance of financial intermediaries in applying similar restrictions on their participants or clients. The fund’s ability to monitor and discourage abusive trading practices in omnibus accounts is more limited.

■

The fund may rely on the monitoring policy of a financial intermediary, for example, a retirement plan administrator or similar financial intermediary authorized to distribute the funds, if it determines the policy and procedures of such financial intermediaries are sufficient to protect the fund and its shareholders.

■

If an investor’s trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor’s exchange privilege or reject the investor’s purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

■

Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

■	Exchanges must be made into the same class of shares of the share class being exchanged out of.

■	Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

■	If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

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■	Once the fund receives your exchange request, you cannot cancel it after the market closes.

■	Shares of the purchased fund may not be used on the same day for another exchange or sale.

■	New investments in Class A shares of a money market fund may be exchanged for either Class A, Class B or Class C shares of any other publicly offered fund in the RiverSource Family of Funds.

■

If you exchange shares from Class A shares of a money market fund to another fund in the RiverSource Family of Funds, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market fund into Class B shares of another fund in the RiverSource Family of Funds, you may not exchange from Class B shares of that fund back to Class A shares of a money market fund. Exchange rules for money market funds are illustrated in the following tables.

■

Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

■

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original fund and ends when you sell the shares of the fund you exchanged to.

To Other Funds
From a Money Market Fund	Class A	Class B	Class C
Class A	Yes	Yes	Yes
Class B	No	Yes	No
Class C	No	No	Yes

To a Money Market Fund
From Other Funds	Class A	Class B	Class C
Class A	Yes	No	No
Class B	No	Yes	No
Class C	No	No	Yes

If your initial investment was in a money market fund and you exchange into an equity or fixed income fund, you will pay an initial sales charge if you exchange into Class A and be subject to a CDSC if you exchange into Class B or Class C.

If your initial investment was in Class A shares of an equity or fixed income fund and you exchange shares into a money market fund, you may exchange that amount to another fund, including dividends earned on that amount, without paying a sales charge.

Selling Shares

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Repurchases. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of a fund in the RiverSource Family of Funds. If your original purchase was in Class A or Class B, you may use all or part of the sale proceeds to purchase new Class A shares in any fund account linked together for ROA purposes. Your repurchase will be in Class A shares at NAV, up to the amount of the sale proceeds. For a Class A repurchase on shares that were originally charged a CDSC, the amount of the CDSC will be reinvested at the NAV on the date the

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repurchase is processed. Repurchases of Class B shares will also be in Class A shares at NAV. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

In order for you to take advantage of this repurchase waiver, you must notify your financial intermediary or the fund’s transfer agent if your account is held at the fund within 90 days of the date your sale request was processed. Contact your financial intermediary for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

If you sold shares of a Seligman fund on or before February 3, 2009 and wish to repurchase shares, you have the option of taking advantage of the current repurchase policy (described above) within 90 days of the date your sale request was processed, or you may use all or part of your sale proceeds to purchase shares of the fund you sold or any other fund in the RiverSource Family of Funds without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC, within 120 days of the date your sale request was processed. Contact your financial intermediary or, if you opened an account directly with the fund, the transfer agent, for more information on the required documentation to complete a repurchase transaction.

The fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

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Pricing and Valuing of Fund Shares

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

The NAV is the value of a single share of the fund. The NAV is determined by dividing the value of the fund’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. For a fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund or underlying fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund’s or underlying fund’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund or an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund’s or an underlying fund’s securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund’s or underlying fund’s shares may change on days when shareholders will not be able to purchase or sell the fund’s or underlying fund’s shares.

For money markets funds—The fund’s investments are valued at amortized cost, which approximates market value, as explained in the SAI. Although the fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

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Distributions and Taxes

As a shareholder you are entitled to your share of your fund’s net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

Dividends and Capital Gain Distributions

Your fund’s net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualified dividend income. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gain. Forms 1099 sent to shareholders report any return of capital.

Certain derivative instruments subject the fund to special tax rules, the effect of which may be to accelerate income to the fund, defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Fund has a substantial capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2016. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its available capital loss carryforward before it expires.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial intermediary through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

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Taxes

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss or reduce a tax gain, based on paying a sales charge, by exchanging shares before the 91st day after the day of purchase. If you buy Class A shares and exchange into another fund before the 91st day after the day of purchase, you may not be able to include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

REITs often do not provide complete tax information until after the calendar year-end; generally mid to late January and continuing through early February. Consequently, if your fund has significant investments in REITs, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are generally mailed in January.

For taxable funds. Distributions related to shares not held in IRAs or other retirement accounts are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Shares held in an IRA or qualified retirement account are generally subject to different tax rules. Taking a distribution from your IRA or qualified retirement plan may subject you to federal taxes, withholding, penalties and reporting requirements. Please consult your tax advisor.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

For tax-exempt funds. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes and potentially the alternative minimum tax. Dividends distributed from net capital gains, if any, and other income earned are not exempt from federal income taxes. Any taxable distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum tax. To the extent the fund earns such income, it will flow through to its shareholders and may affect those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

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For a fund organized as a fund-of-funds, because most of the fund’s investments are shares of underlying funds, the tax treatment of the fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the fund invested directly in the types of securities held by the underlying funds or the fund shareholders invested directly in the underlying funds. As a result, fund shareholders may recognize higher amounts of capital gain distributions or ordinary income dividends than they otherwise would.

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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General Information

Availability and Transferability of Fund Shares

Please consult with your financial intermediary to determine the availability of the funds. The funds may only be purchased or sold directly or through financial intermediaries authorized by the distributor to offer the funds. Not all financial institutions are authorized to sell the RiverSource Family of Funds and certain financial intermediaries that offer the RiverSource Family of Funds may not offer all funds on all investment platforms. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the distributor, you will not be able to transfer fund holdings to that account. In that event, you must either maintain your fund holdings with your current financial intermediary, find another financial intermediary with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Additional Services and Compensation

In addition to acting as the fund’s investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor), provides underwriting and distribution services to the funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor reallows the remainder of these fees (or the full fee) to the financial intermediaries that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth under “Investment Options—Classes of Shares” and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See “Shareholder Fees (fees paid directly from your investment)” under “Fees and Expenses” for the scheduled sales charge of each share class. See “Buying and Selling Shares, Sales Charges” for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See “Other Investment Strategies and Risks” for the funds’ policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the funds. The funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation pays a portion of these fees to financial intermediaries that provide sub-recordkeeping and other services to fund

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shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

Plan Administration Services. Under a Plan Administration Services Agreement, the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Payments To Financial Intermediaries. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial intermediaries, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial intermediary may elevate the prominence or profile of the fund within the financial intermediary’s organization, and may provide the distributor and its affiliates with preferred access to the financial intermediary’s registered representatives or preferred access to the financial intermediary’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial intermediary’s pecuniary interest and its duties to its customers, for example, if the financial intermediary receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial intermediary or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial intermediary, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial intermediary, and the access the distributor or other representatives of the fund may have within the financial intermediary for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial intermediary and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat

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fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges —fees that a financial intermediary charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial intermediary (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similaly-situated third party financial intermediaries and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of fund assets (from the RiverSource Family of Funds, in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial intermediary.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services

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provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Financial institutions may separately charge you additional fees. See “Buying and Selling Shares.”

Additional Management Information

Affiliated Products. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as ‘‘affiliated products’’). These affiliated products, individually or collectively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

Cash Reserves. A fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the fund’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

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Financial Highlights

The table below is intended to help you understand the financial performance of the Fund’s Class I shares for the five years presented. Certain information reflects financial results for a single share of Class I shares held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any transaction costs on your investment or taxes. If costs or taxes were included, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

Effective on or about June 13, 2009, the Fund’s Class I shares are renamed as Class R5 shares.

CLASS I
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of the year	$3.17	$3.39	$3.31	$3.51	$3.55
Income (loss) from investment operations:
Net investment income	0.23	0.26	0.23	0.25	0.29
Net realized and unrealized gain (loss) on investments	(1.18)	(0.22)	0.10	(0.18)	(0.04)
Total from investment operations	(0.95)	0.04	0.33	0.07	0.25
Less distributions:
Dividends from net investment income	(0.23)	(0.26)	(0.23)	(0.25)	(0.29)
Dividends in excess of net investment income	(0.05)	—	(0.02)	(0.02)	—*
Total distributions	(0.28)	(0.26)	(0.25)	(0.27)	(0.29)
Net asset value, end of year	$1.94	$3.17	$3.39	$3.31	$3.51
Total Return	(31.99)%	1.18%	10.23%	2.01%	7.46%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$5,562	$7,924	$6,879	$7,299	$6,500
Ratio of expenses to average net assets	0.89%	0.88%	0.85%	0.91%	0.85%
Ratio of net investment income to average net assets	8.50%	7.91%	6.92%	7.50%	8.21%
Portfolio turnover rate	64.19%	77.94%	99.04%	79.90%	53.38%

*	Less than + or – $0.01

40

How to Contact Us

The Fund

Write to	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, MN 55474

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	RiverSource Family of Funds

For accounts established directly with the fund (for purchases, sales and exchanges):

Regular Mail	RiverSource Family of Funds c/o Boston Financial P.O. Box 8041 Boston, MA 02266-8041

Express Mail	RiverSource Family of Funds c/o Boston Financial 30 Dan Road Canton, MA 02021-2809

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Phone	Toll-free (800) 445-1777

RIVERSOURCE FUND DISTRIBUTORS, INC.

an affiliate of

RIVERSOURCE INVESTMENTS, LLC

a wholly owned subsidiary of Ameriprise Financial, Inc.

41

For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

This Prospectus is intended for use in connection with certain tax-deferred investment programs and other investors.

Information about the Fund, including the Prospectus and SAI, can be viewed and copies at the SEC’s Public Reference Room in Washington, DC. For more information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the Edgar Database on the SEC’s internet site: www.sec.gov.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Copies of this information may also be obtained, upon payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

SEC File Number:     811-4103

Prospectus

May 1, 2009

Seligman

U.S. Government Securities Fund

Seeking a High Level of Current Income Consistent with Prudent Investment Risk by Investing in US Government Securities

Offering	Class A, Class B, Class C and Class R* shares.

*	Effective on or about June 13, 2009, the Fund’s Class R shares are renamed as Class R2 shares.

As with all mutual funds, the Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult an authorized dealer or your financial advisor to determine if this Fund is suitable for you.

Not FDIC Insured    ■     May Lose Value    ■    No Bank Guarantee

TXUSGI 5/2009

This Prospectus contains information about Seligman U.S. Government Securities Fund (the “Fund”), a series of Seligman High Income Fund Series (the “Series”).

For More Information	back cover

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments”), investment manager to the RiverSource Family of Funds, and a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of the Fund having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between RiverSource Investments and the Fund, RiverSource Investments became the new investment manager of the Fund effective, November 7, 2008.

RiverSource Family of Funds

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Seligman funds share the same Board of Directors/Trustees as the other funds in the RiverSource Family of Funds. Effective on or about June 13, 2009, the Seligman funds will share the same policies and procedures as, and may be exchanged for shares of, the RiverSource funds, RiverSource Partners funds and Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. Please see the Statement of Additional Information (SAI) for a complete list of mutual funds included in the RiverSource Family of Funds.

The Fund

Proposed Merger of the Fund

At a Special Meeting of shareholders scheduled to be held on June 2, 2009, shareholders who owned shares of the Fund on April 3, 2009 will vote on the merger of the Fund into RiverSource Short Duration U.S. Government Fund (the “RiverSource Fund”), a fund that seeks to provide shareholders with a high level of current income and safety of principal consistent with investment in U.S. government and government agency securities. For more information about the RiverSource Fund, please call 1-888-791-3380 for a prospectus.

Investment Objective

The Fund’s investment objective is to provide a high level of current income consistent with prudent investment risk.

Principal Investment Strategies

The Fund uses the following principal investment strategies to seek its investment objective:

The Fund will invest at least 80% of its net assets in US government securities which are debt securities issued or guaranteed by the US government, its agencies or instrumentalities, or government sponsored enterprises. Although certain of the securities in which the Fund may invest are backed by the full faith and credit of the US government (and thus involve minimal credit risk), other securities in which the Fund may invest are backed only by the credit of a US federal agency, instrumentality or government sponsored enterprise that issued the security (and thus may have increased credit risk). Securities backed by the full faith and credit of the US government include direct obligations of the US Treasury (including bills, notes, and bonds) and mortgage-backed securities guaranteed by the Government National Mortgage Association (GNMA). Examples of securities not backed by the full faith and credit of the US government include securities issued by the Student Loan Marketing Association (Sallie Mae), the Federal Home Loan Banks (FHLBs), the Federal Home Loan Mortgage Corporation (Freddie Mac) or the Federal National Mortgage Association (Fannie Mae).

In pursuit of the Fund’s objectives, the investment manager (RiverSource Investments, LLC) chooses investments by:

■	Reviewing credit characteristics and the interest rate outlook.

■

Identifying and buying securities that are high quality or have similar qualities, in the investment manager’s opinion, even though they are not rated or have been given a lower rating by a rating agency.

In evaluating whether to sell a security, the investment manager considers, among other factors, whether:

■	The investment manager wishes to lock-in profits.

■	Changes in the interest rate or economic outlook.

■	The investment manager identifies a more attractive opportunity.

The Fund may invest in futures contracts. The Fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission (CFTC), under which a mutual fund is exempt from the definition of a “commodity pool operator.” The Fund, therefore, is not subject to registration or regulation as a pool operator, meaning that the Fund may invest in futures contracts without registering with the CFTC.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, political or other conditions. This could prevent the Fund from achieving its objective.

The Fund’s investment objective may be changed only with shareholder approval. The principal investment strategies may be changed without shareholder approval. Any material changes to these strategies, however, must be approved by the Board of Trustees of the Series, of which the Fund is a separate series. Shareholders will be provided with at least 60 days prior written notice of any change to the “80%” investment policy described above.

There is no guarantee that the Fund will achieve its objective.

Principal Risks

The Fund is actively managed and its performance therefore will reflect in part the ability of the portfolio manager to select securities and to make investment decisions that are suited to achieving the Fund’s investment objective. Due to its active management, the Fund could underperform other mutual funds with similar investment objectives.

The US government does not guarantee the market value or the current yield of government securities. The Fund’s net asset value, yield, and total return will fluctuate and are not guaranteed by the US government.

Securities backed by the full faith and credit of the US government involve minimal credit risk. These securities in which the Fund invests are considered among the safest of fixed-income investments. However, the market value of such securities (and the market value of those securities backed only by the credit of the US federal agency or instrumentality or government sponsored enterprise that issued the security in which the Fund also invests), like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The Fund’s net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the Fund’s yield will vary based on the yield of its portfolio securities.

Securities backed only by the credit of the US federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk, including, but not limited to, the risk of non-payment of principal and/or interest. Some of these securities are supported by the credit of the government sponsored enterprise itself and the discretionary authority of the US Treasury to purchase the enterprise’s obligations (e.g., securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank). Others are supported only by the credit of the government sponsored enterprise itself (e.g., the Federal Farm Credit Bank). There is no assurance that the US government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the US government.

Generally, as interest rates rise, the value of the securities held by the Fund will decline. Conversely, if interest rates decline, the value of the securities held by the Fund will increase. This effect is usually more pronounced for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities.

Mortgage-backed securities in which the Fund invests may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment. Mortgage prepayments generally increase during a period of declining interest rates. Prepayments increase the cash amounts available to the Fund for investment and these amounts would have to be reinvested at lower interest rates. In addition, prepayments on underlying mortgages result in a loss of anticipated interest, and, therefore, the actual yield to the Fund may be different from the quoted yield on the securities. As a result, when interest rates are declining, mortgage-backed securities may not increase as much as other fixed-income securities of comparable maturities, although they may have a similar risk of decline when interest rates rise. The value and related income of these securities is sensitive to changes in

2

economic conditions, including delinquencies and/or defaults. Shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Fund.

The Fund may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment take place after the date of the commitment to purchase the securities. Because the price to be paid and the interest rate that will be received on the securities are each fixed at the time the Fund enters into the commitment, there is a risk that yields available in the market when delivery takes place may be higher than the yields obtained on the securities. This would tend to reduce the value of these securities. In addition, the market value of these securities may fluctuate between the time the Fund commits to purchase the securities and the time of delivery of the securities.

Repurchase agreements in which the Fund invests could involve certain risks in the event of the default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in the value of the underlying securities and loss of interest.

Derivative instruments such as futures contracts in the Fund’s portfolio involve higher risk and may subject the Fund to higher price volatility. Derivative instruments can present investment risk to the Fund if the investment manager does not accurately predict the fluctuations in interest rates, currency values or the market to which the financial instrument is tied.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund’s expenses. Frequent and active trading may cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Website References

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

Portfolio Holdings

A description of the Series’ policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Series’ Statement of Additional Information.

Past Performance

Effective on or about June 13, 2009, the Fund’s Class R shares are renamed as Class R2 shares. The performance information on the following pages provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied from year to year, as well as how the performance of certain of the Fund’s Classes compares to three measures of market performance (one of which is a blended index created by the investment manager), as further described below.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past (before and after taxes), however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to differing fees and expenses.

The Class A annual total returns presented in the bar chart on the following page do not reflect the effect of any sales charges. If sales charges were included, the returns would be lower. The Fund’s average annual total returns presented in the table below the chart reflect the effect of the sales charges applicable through on or about June 12, 2009, whereby the

3

maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.50%. Effective on or about June 13, 2009, the maximum initial sales charge on Class A shares is 4.75%. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented in the table the Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred. Both the bar chart and table assume that all dividends and capital gain distributions, if any, were reinvested.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class B,

Class C and Class R shares will vary due to differing fees and expenses. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). These returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Class A Annual Total Returns – Calendar Years

Best quarter return: 6.54% – quarter ended 9/30/02.

Worst quarter return: -2.87% – quarter ended 6/30/04.

4

Average Annual Total Returns – Periods Ended 12/31/08

	One Year	Five Years	Ten Years		Class C Since Inception 5/27/99	Class R Since Inception 4/30/03
Class A
Return before taxes	3.82%	2.66%	3.80%		n/a	n/a
Return after taxes on distributions	2.77	1.50	2.33		n/a	n/a
Return after taxes on distributions and sale of Fund shares	2.45	1.57	2.33		n/a	n/a
Class B	3.08	2.47	3.66	(1)	n/a	n/a
Class C	6.94	2.83	n/a		3.98%	n/a
Class R	7.50	3.33	n/a		n/a	2.92%
Barclays Capital Government Bond Index*	12.39	6.06	6.16		6.67	5.48
Blended Index*	10.46	5.83	6.12		6.46	5.36
Lipper General US Government Funds Average*	7.27	4.18	4.68		5.12	3.63

*	The Barclays Capital Government Bond Index (the “Barclays Capital Index”), the Blended Index, and the Lipper General US Government Funds Average (the “Lipper Average”) are unmanaged benchmarks that assume reinvestment of dividends and exclude the effect of sales-related fees (but includes operating expenses, taxes and sales charges). The Barclays Capital Index and the Blended Index also exclude the effect of expenses. The Lipper Average includes funds that invest at least 65% of their assets in US government and government agency issues. The Barclays Capital Index is a benchmark index made up of the Treasury Bond Index and the Agency Bond Index as well as the 1-3 Year Government Index and 20+ Year Treasury Index. The Blended Index is an index created by Seligman (the Fund’s predecessor investment manager). The Blended Index consists of a fifty percent equal weighting in the Barclays Capital Index and the Barclays Capital Fixed-Rate Mortgage Backed Securities Index (the “Barclays Capital MBS Index”), which covers the fixed-rate agency mortgage-backed pass-through securities of the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac). The Fund’s holdings may not be evenly weighted among the securities covered by the Barclays Capital Index and Barclays Capital MBS Index, and the weighting of the Fund’s holdings may vary significantly among such securities. The Fund is actively managed and its holdings are subject to change. Investors cannot invest directly in an average or an index.

(1)	The ten-year return for Class B shares reflects automatic conversion to Class A shares approximately eight years after purchase.

5

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. For more information, see the Shareholder Information section of the prospectus. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

The annual fund operating expenses in the fee and expense table below are based on expenses incurred during the Fund’s most recently completed fiscal year, adjusted to reflect expenses associated with the change in the Fund’s transfer and shareholder service agent, and are expressed as a percentage (expense ratio) of the Fund’s average net assets during the period. The expense ratios have not been adjusted to reflect the Fund’s assets as of a different period or point in time, as asset levels will fluctuate. As of the date of this prospectus, the Fund’s assets are lower than the Fund’s average net assets during the most recently completed fiscal year. In general, a fund’s annual operating expenses will increase as the fund’s assets decrease. Accordingly, the Fund’s annual operating expenses, if adjusted based on assets as of the date of this prospectus, would be higher than are expressed in the fee and expense table below.

Effective on or about June 13, 2009, the Fund’s Class R shares are renamed as Class R2 shares.

Shareholder Fees (fees paid directly from your investment)	Class A		Class B	Class C	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	(a)	None	None	None
Maximum Deferred Sales Charge (Load) Imposed on Sales (as a percentage of offering price at time of purchase)	None		5%	1%	None

(a)	This charge may be reduced depending on the value of your total investments in the RiverSource Family of Funds. See “Sales Charges.”

As of the date of this prospectus, Ameriprise Financial provides administrative services to the Fund at no cost and RiverSource Investments provides investment management services for a fee, as disclosed in the fee table below. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table below). There will be no net impact to the fees that the Fund will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices C and D in the Statement of Additional Information for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class A	Class B	Class C	Class R
(as a percentage of average net assets)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.24%	1.00%	1.00%	0.50%
Other Expenses(1)	0.64%	0.65%	0.65%	0.64%
Total Annual Fund Operating Expenses	1.38%	2.15%	2.15%	1.64%

(1)	“Other expenses” includes transfer and shareholder service agent fees and expenses. The Fund’s Board approved RiverSource Service Corporation (“RSC”) as the Fund’s new transfer and shareholder service agent, and the termination of the Fund’s relationship with Seligman Data Corp. (“SDC”), the former transfer and shareholder service agent for the Fund, effective on or about June 13, 2009. RSC is an affiliate of RiverSource Investments. “Other expenses” is based on estimated fees and expenses of SDC from May 1, 2009 through June 12, 2009 and of RSC from June 13, 2009 through April 30, 2010, and includes non-recurring charges to the Fund resulting from the termination of SDC as transfer and shareholder service agent for the Fund (the “Non-Recurring Charges”). SDC or RSC is referred to as the “transfer agent.” The fees and expenses charged to the Fund by RSC are lower than the fees and expenses charged to the Fund by SDC. The examples of Fund expenses below reflect the change in expenses resulting from the termination of SDC and the hiring of RSC.

6

Example

This example is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund’s operating expenses are (i) the Fund’s total annual operating expenses shown above (which reflects the Non- Recurring Charges, SDC’s estimated fees and expenses from May 1, 2009 through June 12, 2009 and RSC’s estimated fees and expenses from June 13, 2009 through April 30, 2010) and (ii) after April 30, 2010, the Fund’s total annual operating expenses shown above adjusted to exclude those fees and expenses no longer applicable to the Fund (i.e., the Non-Recurring Charges and SDC’s fees and expenses). Although your actual costs may be higher or lower, based on these assumptions and assuming the 4.75% maximum initial sales charge effective on or about June 13, 2009, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$609	$875	$1,161	$1,975
Class B	718	956	1,321	2,209	†
Class C	318	656	1,121	2,406
Class R	267	498	853	1,853
If you did not sell your shares at the end of each period, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$609	$875	$1,161	$1,975
Class B	218	656	1,121	2,209	†
Class C	218	656	1,121	2,406
Class R	167	498	853	1,853

†	Class B shares will automatically convert to Class A shares approximately eight years after purchase.

Management Fees:

Fees paid out of Fund assets to the investment manager to compensate it for managing the Fund.

12b-1 Fees:

Fees paid by each Class, pursuant to a plan adopted by the Fund under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and for providing services to shareholders.

Other Expenses:

Miscellaneous expenses of running the Fund, including such things as shareholder account services, registration, custody, auditing and legal fees.

7

Management

On November 7, 2008, RiverSource Investments completed its Acquisition of Seligman, 100 Park Avenue, New York, New York 10017. With the Acquisition completed and shareholders having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement between the Fund and RiverSource Investments (the “Management Agreement”), RiverSource Investments is the new investment manager of the Fund effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the RiverSource Family of Funds, which includes the “RiverSource” funds, “RiverSource Partners” funds, “Threadneedle” funds and the “Seligman” funds, and is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Effective November 7, 2008, the Fund pays RiverSource Investments a fee for managing its assets (Seligman no longer receives a management fee effective November 7, 2008). For the year ended December 31, 2008, the management fee paid by the Fund for investment management services was equal to an annual rate of 0.50% of the Fund’s average daily net assets. Under the Management Agreement, the Fund also pays taxes, brokerage commissions, and nonadvisory expenses.

On July 29, 2008, the Fund’s Board met to discuss, prior to shareholder approval, the Management Agreement between the Fund and RiverSource Investments. A discussion regarding the basis for the Board approving the Management Agreement was included in the Fund’s proxy statement, dated August 27, 2008, and is available in the Fund’s annual shareholder report for the year ended December 31, 2008.

Portfolio Management

Todd White, Portfolio Manager

■	Managed the Fund since 2008.

■	Sector Leader of liquid and structured assets sector team.

■	Joined RiverSource Investments in 2008.

Affiliates of RiverSource Investments:

RiverSource Fund Distributors, Inc., formerly Seligman Advisors, Inc. (the “distributor”):

A distributor of the Seligman mutual funds and the RiverSource Family of Funds; responsible for accepting orders for purchases and sales of Fund shares.

Seligman Data Corp. (SDC):

The Fund’s transfer and shareholder service agent through on or about June 12, 2009; provides shareholder account services to the Fund at cost.

RiverSource Service Corporation (RSC):

The Fund’s transfer and shareholder service agent effective on or about June 13, 2009; provides or compensates others to provide transfer agency and shareholder services to the funds in the RiverSource Family of Funds.

Ameriprise Financial:

Provides or compensates others to provide administrative services to the RiverSource Family of Funds.

8

■

Managing Director, Global Head of the Asset-Backed and Mortgage-Backed Securities businesses, and North American Head of the Interest Rate business, HSBC, 2004 to 2008; Managing Director and Head of Business for Mortgage Pass-Through and Options, Lehman Brothers, 2000 to 2004.

■	Began investment career in 1986.

■	BS, Indiana University.

John G. McColley, Portfolio Manager

■	Managed the Fund since 2009.

■	Sector Manager on liquid and structured assets sector team.

■	Joined RiverSource Investments in 1985.

■	Began investment career in 1984.

■	BS, Carlson School of Management, University of Minnesota.

The fixed income department of RiverSource Investments is divided into six specialized teams (sector teams), each focused on a specific sector of the fixed income market: leveraged debt group, liquid and structured assets, high yield fixed income, investment grade credit, municipal bonds, and global fixed income. Each sector team includes a portfolio manager or portfolio managers and several analysts that select securities and other fixed income instruments within the sector. The Fund’s portfolio managers lead or are members of one of these sector teams and also serve on a strategy committee responsible for implementation of the Fund’s overall investment strategy, including determination of the Fund’s sector allocation and portfolio duration.

The Series’ Statement of Additional Information provides additional information about the compensation of the Portfolio Managers, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of securities of the Fund.

9

Regulatory Matters

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (Seligman), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive.

On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolves all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Seligman Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Seligman Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Seligman Funds. Information regarding certain legal proceedings may be found in the Seligman Funds’ shareholder reports and SAIs. Additionally, Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the SEC on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

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Shareholder Information

This Shareholder Information section is effective on or about June 13, 2009.

RiverSource Family of Funds

The RiverSource Family of Funds (each individually a “fund” and, collectively, the “funds”) includes “RiverSource” funds, “RiverSource Partners” funds, “Seligman” funds and “Threadneedle” funds. (The RiverSource funds, RiverSource Partners funds and Threadneedle funds may be collectively referred to as the “RiverSource funds”.) The funds share the same Board of Directors/Trustees (the “Board”) and the same policies and procedures including those set forth in the service section of this prospectus. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a fund, an investor or financial advisor should consider the combined market value of all funds in the RiverSource Family of Funds owned by the investor as defined under “Initial Sales Charge—Rights of Accumulation (ROA).”

Effective on or about June 13, 2009, the Seligman funds’ Class R shares will be renamed as Class R2 shares and the Seligman funds’ Class I shares (which are offered in a separate prospectus) will be renamed as Class R5 shares. At such time, the Fund will then offer the following classes of shares: Class A, Class B, Class C and Class R2 shares.

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Buying and Selling Shares

The funds are available directly and through broker-dealers, banks and other financial intermediaries or institutions (financial intermediaries), and through certain qualified and non-qualified plans, wrap fee products or other investment products sponsored by financial intermediaries. Not all financial intermediaries offer the funds. Financial intermediaries that offer the funds may charge you additional fees for the services they provide and they may have different policies not described in this prospectus. Some policy differences may include different minimum investment amounts, exchange privileges, fund choices and cutoff times for investments. Additionally, recordkeeping, transaction processing and payments of distributions relating to your account may be performed by the financial intermediaries through which your shares of the fund are held. Since the fund (and its service providers) may not have a record of your account transactions, you should always contact the financial intermediary through which you purchased or at which you maintain your shares of the fund to make changes to your account or to give instructions concerning your account, or to obtain information about your account. The fund and its service providers, including the distributor and the transfer agent, are not responsible for the failure of one of these financial intermediaries to carry out its obligations to its customers.

Description of Share Classes

Investment Options—Classes of Shares

The funds offer different classes of shares. There are differences among the fees and expenses for each share class. See the “Fees and Expenses” table for more information. Not everyone is eligible to buy every share class. After determining which share classes you are eligible to buy, decide which share class best suits your needs. Your financial advisor can help you with this decision. The following table shows the key features of each share class. Not all funds offer all classes of shares.

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Investment Options Summary

	Availability(a)	Initial Sales Charge	Contingent Deferred Sales Charge (CDSC)	Distribution and/or Service Fee(b)	Plan Administration Services Fee
Class A	Available to all investors.	Yes. Payable at time of purchase. Lower or no sales charge for larger investments.	No.(c)	Yes. 0.25%(i)	No.
Class B(d)(e)(f)	Available to all investors.	No. Entire purchase price is invested in shares of the fund.	Maximum 5% CDSC during the first year decreasing to 0% after six years.	Yes. 1.00%(i)	No.
Class C(f)	Available to all investors.	No. Entire purchase price is invested in shares of the fund.	1% CDSC may apply if you sell shares within one year after purchase.	Yes. 1.00%(i)	No.
Class I	Limited to qualifying institutional investors.	No.	No.	No.	No.
Class R2(g)	Limited to qualifying institutional investors.	No.	No.	Yes. 0.50%	Yes. 0.25%
Class R3	Limited to qualifying institutional investors.	No.	No.	Yes. 0.25%	Yes. 0.25%
Class R4	Limited to qualifying institutional investors.	No.	No.	No.	Yes. 0.25%
Class R5(h)	Limited to qualifying institutional investors.	No.	No.	No.	No.
Class W	Limited to qualifying discretionary managed accounts.	No.	No.	Yes. 0.25%(i)	No.
Class Y	Limited to qualifying institutional investors.	No.	No.	No.	Yes. 0.15%

(a)	See “Buying and Selling Shares, Determining which class of shares to purchase” for more information on availability of share classes and eligible investors. See “Buying and Selling Shares, Opening an Account” for information on minimum investment and account balance requirements.

(b)	For each of Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, each fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940, as amended, that allows it to pay distribution and shareholder servicing-related expenses for the sale of shares and the servicing of shareholders. This plan has been reviewed and approved by the Board. Because these fees are paid out of fund assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of distribution (sales) or servicing charges.

(c)	A 1% CDSC may be assessed on Class A shares sold within 18 months after purchase. See “Buying and Selling Shares, Sales Charges, Class A—contingent deferred sales charge” for more information. For all funds except money market funds.

(d)	Class B shares automatically convert to Class A shares. See “Buying and Selling Shares, Sales Charges, Class B and Class C—CDSC alternative” for more information on the timing of conversion of Class B shares to Class A shares. Timing of conversion will vary depending on the date of your original purchase of the Class B shares.

(e)	Class B shares of RiverSource Absolute Return Currency and Income Fund are only available for exchanges from Class B shares of another fund in the RiverSource Family of Funds. Class B shares of each of RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. (Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.)

(f)	The money market funds may offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively.

(g)	Effective on or about June 13, 2009, the Seligman funds’ Class R shares will be renamed as Class R2 shares.

(h)	Effective on or about June 13, 2009, the Seligman funds’ Class I shares will be renamed as Class R5 shares.

(i)	For RiverSource Cash Management Fund and RiverSource Tax-Exempt Money Market Fund, Class A is 0.10%. For RiverSource Cash Management Fund, Class B is 0.85%, Class C is 0.75% and Class W is 0.10%.

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Distribution and Service Fees

The distribution and shareholder servicing fees for Class A, Class B, Class C, Class R2, Class R3 and Class W shares, as applicable, are subject to the requirements of Rule 12b-1 under the Investment Company Act of 1940, as amended, and are used to reimburse the distributor for certain expenses it incurs in connection with distributing the fund’s shares and directly or indirectly providing services to fund shareholders. These expenses include payment of distribution and/or shareholder servicing fees to financial intermediaries that sell shares of the fund or provide services to fund shareholders, up to 0.50% of the average daily net assets of Class R2 shares sold and held through them and up to 0.25%* of the average daily net assets of Class A, Class B, Class C, Class R3 and Class W shares sold and held through them. For Class A, Class B, Class R2, Class R3 and Class W shares, the distributor begins to pay these fees immediately after purchase. For Class C shares, the distributor pays these fees in advance for the first 12 months. Financial intermediaries also receive distribution fees up to 0.75% of the average daily net assets of Class C shares sold and held through them, which the distributor begins to pay 12 months after purchase. For Class B shares, and, for the first 12 months following the sale of Class C shares, the fund’s distributor retains the distribution fee of up to 0.75% in order to finance the payment of sales commissions to financial intermediaries, and to pay for other distribution related expenses. Financial intermediaries may compensate their financial advisors with the shareholder servicing and distribution fees paid to them by the distributor. If you maintain shares of the fund directly with the fund, without working directly with a financial intermediary or financial advisor, distribution and service fees may be retained by the distributor as reimbursement for incurring certain distribution and shareholder servicing related expenses.

Plan Administration Fee

Class R2, Class R3, Class R4 and Class Y shares pay an annual plan administration services fee for the provision of various administrative, recordkeeping, communication and educational services. The fee for Class R2, Class R3 and Class R4 shares is equal on an annual basis to 0.25% of average daily net assets attributable to the respective class. The fee for Class Y shares is equal on an annual basis to 0.15% of average daily net assets attributable to the class.

Determining which class of shares to purchase

Each of the fund’s classes represent an interest in the same portfolio of investments. However, as set forth above, each class has its own sales charge schedule, and its ongoing distribution and shareholder service fees may differ from other classes. When deciding which class of shares to buy, you should consider, among other things:

■	The amount you plan to invest.

■	How long you intend to remain invested in the fund or another fund in the RiverSource Family of Funds.

■	Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized financial intermediary or financial advisor will be able to help you decide which class of shares best meets your needs.

*	For RiverSource Cash Management Fund, financial intermediaries receive fees up to 0.10% of the average daily net assets of Class A, Class B and Class W shares sold and held through them.

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Class A, Class B and Class C shares*

Class B shares of RiverSource Absolute Return Currency and Income Fund are not currently available for new purchases. However, if you own class B shares of another fund in the RiverSource Family of Funds, you may exchange into Class B shares of RiverSource Absolute Return Currency and Income Fund, if you meet the minimum investment and account balance requirements set forth in “Opening an Account,” subject to the limitations set forth in this section. New purchases of Class B shares will not be permitted if your rights of accumulation are $50,000 or higher, and new purchases of Class C shares will not be permitted if your rights of accumulation are $1,000,000 or higher. See “Sales Charges, Initial Sales Charge—Rights of Accumulation” for information on rights of accumulation.

Class B shares have a higher annual distribution fee than Class A shares and a contingent deferred sales charge (CDSC) for six years. Class B shares convert to Class A shares. Class B shares purchased through reinvested dividends and distributions will convert to Class A shares in the same proportion as the other Class B shares. See “Class B and Class C—CDSC alternative” for information on timing of Class B share conversion to Class A shares.

Class C shares have a higher annual distribution fee than Class A shares and a CDSC for one year. Class C shares have no sales charge if you hold the shares for longer than one year. Unlike Class B shares, Class C shares do not convert to Class A shares. As a result, you will pay a distribution fee for as long as you hold Class C shares.

If you choose a share class with a CDSC (Class B or Class C), you should consider the length of time you intend to hold your shares. To help you determine which investment is best for you, consult your financial intermediary or financial advisor.

Class I shares.

The following eligible investors may purchase Class I shares:

■	Any fund distributed by the distributor, if the fund seeks to achieve its investment objective by investing primarily in shares of funds in the RiverSource Family of Funds.

Class I shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Class R and Class Y shares.

The following eligible institutional investors may purchase Class R2, Class R3, Class R4, Class R5 and Class Y shares:

■	Qualified employee benefit plans.

■	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code.

■	Non-qualified deferred compensation plans whose participants are included in a qualified employee benefit plan described above.

■	State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

*	For money market funds, new investments must be made in Class A shares of the fund. The fund offers Class B and Class C shares only to facilitate exchanges between classes of these shares in other funds.

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■	Health Savings Accounts created pursuant to public law 108-173.

Additionally, if approved by the distributor, the following eligible institutional investors may purchase Class R5 shares:

■	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all funds in the RiverSource Family of Funds).

■	Bank trust departments.

Class R and Class Y shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Educational Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs and individual 403(b) plans.

Class R shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Class W shares.

The following eligible investors may purchase Class W shares:

■	Investors purchasing through authorized investment programs managed by investment professionals, including discretionary managed account programs.

Class W shares may be purchased, sold or exchanged only through the distributor or an authorized financial intermediary.

Shares originally purchased in a discretionary managed account may continue to be held in Class W outside of a discretionary managed account, but no additional Class W purchases may be made and no exchanges to Class W shares of another fund may be made outside of a discretionary managed account.

In addition, for Class I, Class R, Class W and Class Y shares, the distributor, in its sole discretion, may accept or authorize financial intermediaries to accept investments from other purchasers not listed above.

Please consult your financial advisor for assistance in selecting the appropriate class of shares. For more information, see the SAI.

Sales Charges

Money Market Funds.

Fund investors pay various expenses. The table below describes the fees that you may pay if you buy and hold shares of a money market fund.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class B	Class C	Class I Class R2 Class R5 Class W Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	None	None	None
Maximum deferred sales charge (load) imposed on sales (as a percentage of offering price at time of purchase)	None	5%	1%	None

Non-Money Market Funds

Class A—Initial sales charge alternative:

Your purchase price for Class A shares is generally the net asset value (NAV) plus a front-end sales charge. The distributor receives the sales charge and re-allows a portion of the sales charge to the financial

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intermediary through which you purchased the shares. The distributor retains the balance of the sales charge. The distributor retains the full sales charge you pay when you purchase shares of the fund directly from the fund (not through an authorized financial intermediary). Sales charges vary depending on the amount of your purchase.

Initial sales charge(a) for Class A shares

For equity funds and funds-of-funds (equity)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	5.75%	6.10%	5.00%
$50,000–$99,999	4.75	4.99	4.00
$100,000–$249,999	3.50	3.63	3.00
$250,000–$499,999	2.50	2.56	2.15
$500,000–$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

For fixed income funds except those listed below and funds-of-funds (fixed income)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	4.75%	4.99%	4.00%
$50,000–$99,999	4.25	4.44	3.50
$100,000–$249,999	3.50	3.63	3.00
$250,000–$499,999	2.50	2.56	2.15
$500,000–$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

For RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	3.00%	3.09%	2.50%
$50,000–$99,999	3.00	3.09	2.50
$100,000–$249,999	2.50	2.56	2.15
$250,000–$499,999	2.00	2.04	1.75
$500,000–$999,999	1.50	1.52	1.25
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

(a)	Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

(b)	Purchase price includes the sales charge.

(c)	Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.

(d)	For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sales commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See “Initial Sales Charge—Waivers of the sales charge for Class A shares” for employee benefit plan eligibility rules.

There is no initial sales charge on reinvested dividends or capital gain distributions.

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Initial Sales Charge—Rights of Accumulation (ROA). You may be able to reduce the sales charge on Class A shares, based on the combined market value of accounts in your ROA group. Your ROA group includes the current market values of the following investments which are eligible to be added together for purposes of determining the sales charge on your next purchase:

■	Your current investment in a fund; and

■

Previous investments you and members of your household have made in Class A, Class B or Class C shares in the fund and other funds in the RiverSource Family of Funds, provided your investment was subject to a sales charge. Your household consists of you, your spouse or domestic partner and your unmarried children under age 21, all of whom share a mailing address.

The following accounts are eligible to be included in your ROA group in order to determine the sales charge on your purchase:

■	Individual or joint accounts;

■	Roth and traditional IRAs, SEPs, SIMPLEs and TSCAs, provided they are invested in Class A, Class B or Class C shares that were subject to a sales charge;

■	UGMA/UTMA accounts for which you, your spouse, or your domestic partner is parent or guardian of the minor child;

■	Revocable trust accounts for which you or a member of your household, individually, is the beneficial owner/grantor;

■	Accounts held in the name of your, your spouse’s, or your domestic partner’s sole proprietorship or single owner limited liability company or S corporation; and

■

Qualified retirement plan assets, provided that you are the sole owner of the business sponsoring the plan, are the sole participant (other than a spouse) in the plan, and have no intention of adding participants to the plan.

The following accounts are not eligible to be included in your ROA group in order to determine the sales charge on your purchase:

■

Accounts of pension and retirement plans with multiple participants, such as 401(k) plans (which are combined to reduce the sales charge for the entire pension or retirement plan and therefore are not used to reduce the sales charge for your individual accounts);

■	Investments in Class A shares where the sales charge is waived, for example, purchases through wrap accounts;

■	Investments in Class I, Class R2, Class R3, Class R4, Class R5, Class W or Class Y shares;

■	Investments in 529 plans, donor advised funds, variable annuities, variable life insurance products, wrap accounts or managed separate accounts; and

■	Charitable and irrevocable trust accounts.

If you purchase fund shares through different financial intermediaries, and you want to include those assets toward a reduced sales charge, you must inform your financial intermediary in writing about the other accounts when placing your purchase order. Contact your financial intermediary to determine what information is required.

Unless you provide your financial intermediary in writing with information about all of the accounts that may count toward a sales charge reduction, there can be no assurance that you will receive all of the reductions for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

For more information on ROA, please see the SAI.

Initial Sales Charge—Letter of Intent (LOI). Generally, if you intend to invest $50,000 or more (including any existing ROA) over a period of up to 13 months, you may be able to reduce the front-end sales charge(s) for investments in Class A

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shares by completing and filing an LOI. The required form of LOI may vary by financial intermediary. Existing ROA can be included in your LOI. Each purchase of fund shares normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI. Five percent of the commitment amount will be placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow. If you do not invest the commitment amount by the end of the 13 months, the remaining amount of the unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow.

Existing ROA Example. Shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares (any non-money market fund in the RiverSource Family of Funds) in order to fulfill the LOI commitment and receive reduced front-end sales charge(s) over the next 13 months.

Notification Obligation. You must request the reduced sales charge when you buy shares. If you do not complete and file an LOI, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge. You should request that your financial intermediary provide this information to the fund when placing your purchase order. For more detail on LOIs, please contact your financial intermediary or see the SAI.

Initial Sales Charge—Waivers of the sales charge for Class A shares. Sales charges do not apply to:

■

current or retired Board members, officers or employees of the funds or RiverSource Investments or its affiliates, their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■

current or retired Ameriprise Financial Services, Inc. financial advisors, employees of financial advisors, their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■

registered representatives and other employees of affiliated or unaffiliated financial intermediaries having a selling agreement with the distributor, including their spouses, domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■	portfolio managers employed by subadvisers of the funds, including their spouses or domestic partners, children, parents and their spouse’s or domestic partner’s parents.

■	partners and employees of outside legal counsel to the funds or the funds’ directors or trustees who regularly provide advice and services to the funds, or to their directors or trustees.

■	direct rollovers from qualified employee benefit plans, provided that the rollover involves a transfer to Class A shares in the same fund.

■	purchases made:

■	with dividend or capital gain distributions from a fund or from the same class of another fund in the RiverSource Family of Funds;

■

through or under a wrap fee product or other investment product sponsored by a financial intermediary that charges an account management fee that has, or that clear trades through a financial intermediary that has, a selling agreement with the distributor;

■	through state sponsored college savings plans established under Section 529 of the Internal Revenue Code; or

■	through bank trust departments.

■	separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11).

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■	purchases made through “employee benefit plans” created under section 401(a), 401(k), 457 and 403(b) which:

■	have at least $1 million in plan assets at the time of investment; and

■	have a plan level or omnibus account that is maintained with the fund or its transfer agent; and

■	transact directly with the fund or its transfer agent through a third party administrator or third party recordkeeper.

For more information regarding waivers of sales charge for Class A purchases, please see the SAI.

The distributor may, in its sole discretion, authorize the waiver of sales charges for additional classes of investors. Policies related to reducing or waiving the sales charge may be modified or withdrawn at any time.

Unless you provide your financial intermediary with information in writing about all of the factors that may count toward a waiver of the sales charge, there can be no assurance that you will receive all of the waivers for which you may be eligible. You should request that your financial intermediary provide this information to the fund when placing your purchase order.

Because the current prospectus is available on the funds’ website (for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com free of charge, information regarding breakpoint discounts is not separately disclosed on the website.

Class A—contingent deferred sales charge

For Class A shares purchased without a sales charge where a commission was separately paid by the distributor to an authorized financial intermediary effecting the purchase, a 1% CDSC may be charged if you sell your shares within 18 months after purchase. A CDSC will be based on the original purchase cost or the current market value of the shares being sold, whichever is less.

CDSC—Waivers of the CDSC for Class A shares. The CDSC will be waived on sales of shares:

■	to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

■	purchased through reinvestment of dividends and capital gain distributions.

■	in the event of the shareholder’s death.

■	from a monthly, quarterly or annual systematic redemption plan of up to an annual amount of 12% of the account value on a per fund basis.

■	in an account that has been closed because it falls below the minimum account balance.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders attainment of age 70 1/2.

■	that result from returns of excess contributions or excess deferral amounts made to a retirement plan participant.

■	of RiverSource funds purchased prior to Dec. 1, 2008.

■	initially purchased by an employee benefit plan that is not connected with a plan level termination.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

Class B and Class C—CDSC alternative

The money market funds (except RiverSource Tax-Exempt Money Market Fund) offer Class B and Class C shares, but only to facilitate exchanges with other funds offering Class B and Class C shares, respectively. For example, if you own Class B or Class C shares of another fund, but want to hold your money in a money market fund, you may exchange into Class B or Class C shares of a money market fund. Funds that offer Class B and Class C shares have limitations on the amount you may invest in those share classes. If you are

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considering purchasing Class B or Class C shares of a fund, please see the prospectus for that fund for any effective purchase limitations.

Although you may not purchase Class B and Class C shares of the money market funds directly, if you exchange into Class B or Class C shares of a money market fund from another fund, you will be subject to the rules governing CDSC set forth in this section.

To minimize the amount of CDSC you may pay when you sell your shares, the fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to CDSC) are sold first. Shares that have been in your account long enough so that they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest).

For Class B, the CDSC is based on the sale amount and the number of years between purchase and sale. The following table shows how CDSC percentages on sales decline over time:

If the sale is made during the:	The CDSC percentage rate is:*
First year	5%
Second year	4%
Third year	3%**
Fourth year	3%
Fifth year	2%
Sixth year	1%
Seventh or eighth year	0%

*	Because of rounding in the calculation, the portion of the CDSC retained by the distributor may vary and the actual CDSC you pay may be more or less than the CDSC calculated using these percentages.

**	For shares purchased in a RiverSource fund prior to June 12, 2009, the CDSC percentage for the third year is 4%.

Although there is no front-end sales charge when you buy Class B shares, the distributor pays a sales commission of 4% to financial intermediaries that sell Class B shares. A portion of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class B shares.

You may not make additional purchases of Class B shares if your ROA exceeds $49,999.99.

Class B shares purchased in a RiverSource fund prior to May 21, 2005 age on a calendar year basis. Class B shares purchases made in a RiverSource fund beginning May 21, 2005 age on a daily basis. For example, a purchase made on Nov. 12, 2004 completed its first year on Dec. 31, 2004 under calendar year aging. However, a purchase made on Nov. 12, 2005 completed its first year on Nov. 11, 2006 under daily aging.

Class B shares originally purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares originally purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Class B shares purchased in a RiverSource fund beginning May 21, 2005 and Class B shares purchased in a Seligman fund beginning June 13, 2009 will convert to Class A shares one month after the completion of the eighth year of ownership.

For Class C, a 1% CDSC may be charged if you sell your shares within one year after purchase. Although there is no front-end sales charge when you buy Class C shares, the distributor pays a total amount up to 1% (including sales commission and advance of service fees) to financial intermediaries that sell Class C shares. See “Buying and Selling Shares—Distribution and Service Fees.” A portion

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of this commission may, in turn, be paid to your financial advisor. The distributor receives any CDSC imposed when you sell your Class C shares. You may not make additional purchases of Class C shares if your ROA exceeds $999,999.99.

For both Class B and Class C shares, the amount of any CDSC you pay will be based on the lower of the original purchase price of those shares or current net asset value. Because the CDSC is imposed only on sales that reduce your total purchase payments, you do not have to pay a CDSC on any amount that represents appreciation in the value of your shares, income earned by your shares, or capital gains. In addition, the CDSC on your sale, if any, will be based on your oldest purchase payment. The CDSC on the next amount sold will be based on the next oldest purchase payment.

Example

Assume you had invested $10,000 in Class B shares and that your investment had appreciated in value to $12,000 after 3 1/2 years, including reinvested dividends and capital gain distributions. You could sell up to $2,000 worth of shares without paying a CDSC ($12,000 current value less $10,000 purchase amount). If you sold $2,500 worth of shares, the CDSC would apply to the $500 representing part of your original purchase price. The CDSC rate would be 3% because the sale was made during the fourth year after the purchase.

CDSC—Waivers of the CDSC for Class B shares. The CDSC will be waived on sales of shares:

■	in the event of the shareholder’s death.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders’ attainment of age 70 1/2.

■	sold under an approved substantially equal periodic payment arrangement.

■	by certain other investors, including certain institutions as set forth in more detail in the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

CDSC—Waivers of the CDSC for Class C shares. The CDSC will be waived on sales of shares:

■	in the event of the shareholder’s death.

■	to which no sales commission or transaction fee was paid to an authorized financial intermediary at the time of purchase.

■	that result from required minimum distributions taken from retirement accounts upon the shareholders’ attainment of age 70 1/2.

■	initially purchased by an eligible employee benefit plan that are not connected with a plan level termination.

■	by certain other investors, including certain institutions as set forth in more detail in the SAI.

The distributor may, in its sole discretion, authorize the waiver of the CDSC for additional classes of investors. Policies relating to waiving the CDSC may be modified or withdrawn at any time.

Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y—No Sales Charge. For each of Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y there is no initial sales charge or CDSC.

The fund’s Board believes that no conflict of interest currently exists between the fund’s classes of shares. On an ongoing basis, the Board, in the exercise of its fiduciary duties, seeks to ensure that no such conflicts arise.

Opening an Account

Financial institutions are required by law to obtain certain personal information from each person who opens an account in order to verify the identity of the person. As a result, when you open an account you will be asked to provide your name, permanent street address, date of birth, and Social Security or Employer Identification number. You may also be asked for other identifying documents or information. If you do not provide this information, the fund or the financial

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intermediary through which you are investing in the fund may not be able to open an account for you. If the fund or the financial intermediary through which you are investing in the fund is unable to verify your identity, your account may be closed, or other steps may be taken, as deemed appropriate.

When you buy shares, your order will be priced at the next NAV calculated after your order is accepted by the fund or an authorized financial intermediary. Any applicable sales charge will be added to the purchase price for Class A shares.

You may establish and maintain your account with an authorized financial intermediary or directly with the fund. The fund may appoint servicing agents to accept purchase orders and to accept exchange (and sale) orders on its behalf. Accounts established with the fund will be supported by the fund’s transfer agent.

Methods of Purchasing Shares

These methods of purchasing shares generally apply to Class A, Class B, and Class C shares.

Class B shares of RiverSource Absolute Return Currency and Income Fund is currently closed to investors for new purchases. Class B shares for RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund are closed to new investors and new purchases. Existing shareholders in these funds may continue to own Class B shares and make exchanges into and out of existing accounts where Class B shares of these funds are maintained.

Account established with your financial intermediary

All requests	The financial intermediary through which you buy shares may have different policies not described in this prospectus, including different minimum investment amounts and minimum account balances.

Account established with the fund

By mail

You or the financial intermediary through which you buy shares may establish an account with the fund. To establish an account in this fashion, complete a fund account application with your financial advisor or investment professional, and mail the account application to the address below. Account applications may be obtained (for RiverSource funds) at riversource.com/funds or (for Seligman funds) at seligman.com or may be requested by calling (800) 221-2450. Make your check payable to the fund. The fund does not accept cash, credit card convenience checks, money orders, traveler’s checks, starter checks, third or fourth party checks, or other cash equivalents.

Mail your check and completed application to:

Regular Mail	RiverSource Family of Funds c/o Boston Financial P.O. Box 8041 Boston, MA 02266-8041

Express Mail	RiverSource Family of Funds c/o Boston Financial 30 Dan Road Canton, MA 02021-2809

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If you already have an account, include your name, account number, and the name of the fund and class of shares you wish to purchase along with your check. You can make scheduled investments in the fund by moving money from your checking account or savings account. See the Minimum Investment and Account Balance chart below for more information regarding scheduled investment plans.

By wire or ACH

Fund shares purchased in an account established and maintained with the fund may be paid for by federal funds wire. Before sending a wire, call (800) 221-2450 to notify the fund’s transfer agent of the wire and to receive further instructions.

If you are establishing an account with a wire purchase, you are required to send a signed account application to the address above. Please include the wire control number or your new account number on the application. Your bank or financial intermediary may charge additional fees for wire transactions.

By exchange	Call (800) 221-2450 or send signed written instructions to the address above.

Minimum Investment and Account Balance

	For all funds, classes and accounts except those listed to the right (nonqualified)	Tax qualified accounts	RiverSource 120/20 Contrarian Equity Fund; Threadneedle Global Extended Alpha Fund; RiverSource Absolute Return Currency and Income Fund	RiverSource Disciplined Small Cap Value Fund; RiverSource Floating Rate Fund; RiverSource Inflation Protected Securities Fund	Class W
Initial investment	$2,000	$1,000	$10,000	$5,000	$500
Additional investments	$100	$100	$100	$100	None
Account balance*	$1,000	None	$5,000	$2,500	$500

*	If your fund account balance falls below the minimum account balance for any reason, including a market decline, you may be asked to increase it to the minimum account balance or establish a scheduled investment plan. If you do not do so within 30 days, your shares may be automatically redeemed and the proceeds mailed to you.

Minimum Investment and Account Balance—scheduled investment plans

	For all funds, classes and accounts except those listed to the right (nonqualified)		Tax qualified accounts		RiverSource 120/20 Contrarian Equity Fund; Threadneedle Global Extended Alpha Fund; RiverSource Absolute Return Currency and Income Fund	RiverSource Disciplined Small Cap Value Fund; RiverSource Floating Rate Fund; RiverSource Inflation Protected Securities Fund	Class W
Initial investment	$100	(a)	$100	(b)	$10,000	$5,000	$500
Additional investments	$100		$50		$100	$100	None
Account balance**	None	(b)	None		$5,000	$2,500	$500

**	If your fund account balance is below the minimum initial investment described above, you must make payments at least monthly.

(a)	Money Market Funds—$2,000

(b)	Money Market Funds—$1,000

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These minimums may be waived for accounts that are managed by an investment professional, for accounts held in approved discretionary or non-discretionary wrap programs, for accounts that are a part of an employer-sponsored retirement plan, or for other account types if approved by the distributor.

The fund reserves the right to modify its minimum account requirements at any time, with or without prior notice.

Please contact your financial intermediary for information regarding wire or electronic funds transfer.

Important: Payments sent by electronic fund transfers (ACH), a bank authorization or check that are not guaranteed may take up to 14 days to clear. If you request a sale within 14 days of purchase, this may cause your sale request to fail to process if the requested amount includes unguaranteed funds.

Exchanging or Selling Shares

You may exchange or sell shares by having your financial intermediary process your transaction. If you maintain your account directly with your financial intermediary, you must contact that financial intermediary to exchange or sell shares of the fund. If your account was established with the fund, there are a variety of methods you may use to exchange or sell shares of the fund.

Ways to Request an Exchange or Sale of Shares

Account established with your financial intermediary

All requests	You can exchange or sell shares by having your financial intermediary process your transaction. The financial intermediary through which you purchased shares may have different policies not described in this prospectus, including different transaction limits, exchange policies and sale procedures.

Account established with the fund

By mail	Mail your exchange or sale request to:

	Regular Mail	RiverSource Family of Funds
c/o Boston Financial
P.O. Box 8041
Boston, MA 02266-8041

	Express Mail	RiverSource Family of Funds
c/o Boston Financial
30 Dan Road
Canton, MA 02021-2809

Include in your letter:

■	your name

■	the name of the fund(s)

■	your account number

■	the class of shares to be exchanged or sold

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■	your Social Security number or Employer Identification number

■	the dollar amount or number of shares you want to exchange or sell

■	specific instructions regarding delivery or exchange destination

■	signature(s) of registered account owner(s)

■	any special documents the transfer agent may require in order to process your order

Corporate, trust or partnership accounts may need to send additional documents.

Payment will be mailed to the address of record and made payable to the names listed on the account, unless your request specifies differently and is signed by all owners.

A Medallion Signature Guarantee is required if:

■	Amount is over $50,000.

■	You want your check made payable to someone other than the registered account owner(s).

■	Your address of record has changed within the last 30 days.

■	You want the check mailed to an address other than the address of record.

■	You want the proceeds sent to a bank account not on file.

■	You are the beneficiary of the account and the account owner is deceased (additional documents may be required).

A Medallion Signature Guarantee assures that a signature is genuine and not a forgery. The financial intermediary providing the Guarantee is financially liable for the transaction if the signature is a forgery. Eligible guarantors include commercial banks, trust companies, savings associations, and credit unions as defined by the Federal Deposit Insurance Act. Note: A guarantee from a notary public is not acceptable.

Note: Any express mail delivery charges you pay will vary depending on domestic or international delivery instructions.

By telephone

Call (800) 221-2450. Unless you elect not to have telephone exchange and sale privileges, they will automatically be available to you. Reasonable procedures will be used to confirm authenticity of telephone exchange or sale requests. Telephone privileges may be modified or discontinued at any time. Telephone exchange and sale privileges automatically apply to all accounts except custodial, corporate, qualified retirement accounts and trust accounts which the current trustee is not listed. You may request that these privileges NOT apply by writing to the address above.

Payment will be mailed to the address of record and made payable to the names listed on the account.

Telephone sale requests are limited to $50,000 per day.

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By wire or ACH

You can wire money from your fund account to your bank account. Make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank’s name and a voided check or savings account deposit slip.

Call (800) 221-2450 or send a letter of instruction, with a Medallion Signature Guarantee if required, to the address above.

A service fee may be charged against your account for each wire sent.

Minimum amount:

by ACH: $100

by wire: $500

Your bank or financial intermediary may charge additional fees for wire transactions.

By scheduled payout plan	You may elect to receive regular periodic payments through an automatic sale of shares. See the SAI for more information.

Check Redemption Service

Class A shares of the money market funds offer check writing privileges. If you have $2000 in a money market fund, you may request checks which may be drawn against your account. You can elect this service on your initial application, or, thereafter. Call (800) 221-2450 for the appropriate forms to establish this service. If you own Class A shares that were both in another fund at NAV because of the size of the purchase, and then exchanged into a money market fund, check redemptions may be subject to a CDSC.

Exchanges

Generally, you may exchange your fund shares for shares of the same class of any other publicly offered fund in the RiverSource Family of Funds without a sales charge. For complete information on the fund you are exchanging into, including fees and expenses, read that fund’s prospectus carefully. Your exchange will be priced at the next NAV calculated after your transaction request is received in good order. You may be subject to a sales charge if you exchange from a money market fund into an equity or fixed income fund.

If you hold your fund shares in an account with Ameriprise Financial Services, you may have limited exchangeability within the RiverSource Family of Funds.

Market Timing

Short-term trading and other so-called market timing practices are frequent trading practices by certain shareholders intended to profit at the expense of other shareholders by selling shares of a fund shortly after purchase. Market timing may adversely impact a fund’s performance by preventing the investment manager from fully investing the assets of the fund, diluting the value of shares held by long-term shareholders, or increasing the fund’s transaction costs.

For a fund organized as a fund-of-funds, its assets consist primarily of shares of the underlying funds in which it invests. The underlying funds may be more susceptible to the risks of market timing. Funds that invest directly in securities that trade infrequently may be vulnerable to market timers who seek to take advantage of inefficiencies in the securities markets. Funds and the underlying funds that invest in securities that trade on overseas securities markets may be vulnerable to market

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timers who seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets, which is generally the time at which a fund’s NAV is calculated. To the extent that a fund or underlying fund has significant holdings of small cap stocks, floating rate loans, high yield bonds, tax-exempt securities or foreign securities, the risks of market timing may be greater for the fund than for other funds. See “Principal Investment Strategies” for a discussion of the types of securities in which your fund invests. See “Pricing and Valuing of Fund Shares” for a discussion of the funds’ policy on fair value pricing, which is intended, in part, to reduce the frequency and effect of market timing.

The funds’ Board has adopted a policy that is designed to detect and deter market timing that may be harmful to the funds. Each fund seeks to enforce this policy through its service providers as follows:

■

The fund tries to distinguish market timing from trading that it believes is not harmful, such as periodic rebalancing for purposes of asset allocation or dollar cost averaging or other purchase and exchange transactions not believed to be inconsistent with the best interest of fund shareholders or the Board’s policy. The fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may vary depending on the type of fund, the class of shares and where the shares are maintained. Under the fund’s procedures, there is no set number of transactions in the fund that constitutes market timing. Even one purchase and subsequent sale by related accounts may be market timing. Generally, the fund seeks to restrict the exchange privilege of an investor who makes more than three exchanges into or out of the fund in any 90-day period. Accounts held by a retirement plan or a financial intermediary for the benefit of its participants or clients, which typically engage in daily transactions, are not subject to this limit, although the fund may seek the assistance of financial intermediaries in applying similar restrictions on their participants or clients. The fund’s ability to monitor and discourage abusive trading practices in omnibus accounts is more limited.

■

The fund may rely on the monitoring policy of a financial intermediary, for example, a retirement plan administrator or similar financial intermediary authorized to distribute the funds, if it determines the policy and procedures of such financial intermediaries are sufficient to protect the fund and its shareholders.

■

If an investor’s trading activity is determined to be market timing or otherwise harmful to existing shareholders, the fund reserves the right to modify or discontinue the investor’s exchange privilege or reject the investor’s purchases or exchanges, including purchases or exchanges accepted by a financial intermediary. The fund may treat accounts it believes to be under common control as a single account for these purposes, although it may not be able to identify all such accounts.

■

Although the fund does not knowingly permit market timing, it cannot guarantee that it will be able to identify and restrict all short-term trading activity. The fund receives purchase and sale orders through financial intermediaries where market timing activity may not always be successfully detected.

Other exchange policies:

■	Exchanges must be made into the same class of shares of the share class being exchanged out of.

■	Exchanges into RiverSource Tax-Exempt Money Market Fund may be made only from Class A shares.

■	If your exchange creates a new account, it must satisfy the minimum investment amount for new purchases.

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■	Once the fund receives your exchange request, you cannot cancel it after the market closes.

■	Shares of the purchased fund may not be used on the same day for another exchange or sale.

■	New investments in Class A shares of a money market fund may be exchanged for either Class A, Class B or Class C shares of any other publicly offered fund in the RiverSource Family of Funds.

■

If you exchange shares from Class A shares of a money market fund to another fund in the RiverSource Family of Funds, any further exchanges must be between shares of the same class. For example, if you exchange from Class A shares of a money market fund into Class B shares of another fund in the RiverSource Family of Funds, you may not exchange from Class B shares of that fund back to Class A shares of a money market fund. Exchange rules for money market funds are illustrated in the following tables.

■

Shares of Class W originally purchased, but no longer held in a discretionary managed account, may not be exchanged for Class W shares of another fund. You may continue to hold these shares in the fund. Changing your investment to a different fund will be treated as a sale and purchase, and you will be subject to applicable taxes on the sale and sales charges on the purchase of the new fund.

■

If your shares are subject to a CDSC, you will not be charged a CDSC upon the exchange of those shares. Any CDSC will be deducted when you sell the shares you received from the exchange. The CDSC imposed at that time will be based on the period that begins when you bought shares of the original fund and ends when you sell the shares of the fund you exchanged to.

To Other Funds
From a Money Market Fund	Class A	Class B	Class C
Class A	Yes	Yes	Yes
Class B	No	Yes	No
Class C	No	No	Yes

To a Money Market Fund
From Other Funds	Class A	Class B	Class C
Class A	Yes	No	No
Class B	No	Yes	No
Class C	No	No	Yes

If your initial investment was in a money market fund and you exchange into an equity or fixed income fund, you will pay an initial sales charge if you exchange into Class A and be subject to a CDSC if you exchange into Class B or Class C.

If your initial investment was in Class A shares of an equity or fixed income fund and you exchange shares into a money market fund, you may exchange that amount to another fund, including dividends earned on that amount, without paying a sales charge.

Selling Shares

You may sell your shares at any time. The payment will be sent within seven days after your request is received in good order. When you sell shares, the amount you receive may be more or less than the amount you invested. Your sale price will be the next NAV calculated after your request is received in good order, minus any applicable CDSC.

Repurchases. You can change your mind after requesting a sale of shares and use all or part of the sale proceeds to purchase new shares of a fund in the RiverSource Family of Funds. If your original purchase was in Class A or Class B, you may use all or part of the sale proceeds to purchase new Class A shares in any fund account linked together for ROA purposes. Your repurchase will be in Class A shares at NAV, up to the amount of the sale proceeds. For a Class A repurchase on shares that were originally charged a CDSC, the amount of the CDSC will be reinvested at the NAV on the date the

29

repurchase is processed. Repurchases of Class B shares will also be in Class A shares at NAV. Any CDSC paid upon redemption of your Class B shares will not be reimbursed. If your original purchase was in Class C, you will be allowed to reinvest in the same Class C account and fund you originally purchased. In a Class C repurchase, the CDSC you paid will be reinvested and the shares will be deemed to have the original cost and purchase date for purposes of applying the CDSC (if any) to subsequent redemptions. Systematic withdrawals and purchases will be excluded from this policy.

In order for you to take advantage of this repurchase waiver, you must notify your financial intermediary or the fund’s transfer agent if your account is held at the fund within 90 days of the date your sale request was processed. Contact your financial intermediary for information on required documentation. The repurchase privilege may be modified or discontinued at any time and use of this option may have tax consequences.

If you sold shares of a Seligman fund on or before February 3, 2009 and wish to repurchase shares, you have the option of taking advantage of the current repurchase policy (described above) within 90 days of the date your sale request was processed, or you may use all or part of your sale proceeds to purchase shares of the fund you sold or any other fund in the RiverSource Family of Funds without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC, within 120 days of the date your sale request was processed. Contact your financial intermediary or, if you opened an account directly with the fund, the transfer agent, for more information on the required documentation to complete a repurchase transaction.

The fund reserves the right to redeem in kind.

For more details and a description of other sales policies, please see the SAI.

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Pricing and Valuing of Fund Shares

For classes of shares sold with an initial sales charge, the public offering or purchase price is the net asset value plus the sales charge. For funds or classes of shares sold without an initial sales charge, the public offering price is the NAV.

Orders in good form are priced at the NAV next determined after you place your order. Good form or good order means that your instructions have been received in the form required by the fund. This may include, for example, providing the fund name and account number, the amount of the transaction and all required signatures.

The NAV is the value of a single share of the fund. The NAV is determined by dividing the value of the fund’s assets, minus any liabilities, by the number of shares outstanding. The NAV is calculated as of the close of business on the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time, on each day that the NYSE is open. For a fund organized as a fund-of-funds, the assets will consist primarily of shares of the underlying funds, which are valued at their NAVs. Securities are valued primarily on the basis of market quotations and floating rate loans are valued primarily on the basis of indicative bids. Both market quotations and indicative bids are obtained from outside pricing services approved and monitored under procedures adopted by the Board. Certain short-term securities with maturities of 60 days or less are valued at amortized cost.

When reliable market quotations or indicative bids are not readily available, investments are priced at fair value based on procedures adopted by the Board. These procedures are also used when the value of an investment held by a fund or underlying fund is materially affected by events that occur after the close of a securities market but prior to the time as of which the fund’s or underlying fund’s NAV is determined. Valuing investments at fair value involves reliance on judgment. The fair value of an investment is likely to differ from any available quoted or published price. To the extent that a fund or an underlying fund has significant holdings of small cap stocks, high yield bonds, floating rate loans, tax-exempt securities or foreign securities that may trade infrequently, fair valuation may be used more frequently than for other funds. The funds use an unaffiliated service provider to assist in determining fair values for foreign securities.

Foreign investments are valued in U.S. dollars. Some of a fund’s or an underlying fund’s securities may be listed on foreign exchanges that trade on weekends or other days when the fund does not price its shares. In that event, the NAV of the fund’s or underlying fund’s shares may change on days when shareholders will not be able to purchase or sell the fund’s or underlying fund’s shares.

For money markets funds—The fund’s investments are valued at amortized cost, which approximates market value, as explained in the SAI. Although the fund cannot guarantee it will always be able to maintain a constant net asset value of $1 per share, it will use its best efforts to do so.

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Distributions and Taxes

As a shareholder you are entitled to your share of your fund’s net income and net gains. Each fund distributes dividends and capital gains to qualify as a regulated investment company and to avoid paying corporate income and excise taxes.

Dividends and Capital Gain Distributions

Your fund’s net investment income is distributed to you as dividends. Dividends may be composed of qualified dividend income, which is eligible for preferential tax rates under current tax law, as well as other ordinary dividend income, which may include dividends which are non-qualified dividends, interest income and short-term capital gains. Because of the types of income earned by fixed income funds, it is unlikely the funds will distribute qualified dividend income. Generally, capital gains are realized when a security is sold for a higher price than was paid for it. Generally, capital losses are realized when a security is sold for a lower price than was paid for it. Typically, each realized capital gain or loss is long-term or short-term depending on the length of time the fund held the security. Realized capital gains and losses offset each other. The fund offsets any net realized capital gains by any available capital loss carryovers. Net short-term capital gains, if any, are included in net investment income and are taxable as ordinary income when distributed to the shareholder. Net realized long-term capital gains, if any, are distributed by the end of the calendar year as capital gain distributions. If the fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to the shareholders to the extent of their basis in their shares. A return of capital will generally not be taxable; however, any amounts received in excess of basis are treated as capital gain. Forms 1099 sent to shareholders report any return of capital.

Certain derivative instruments subject the fund to special tax rules, the effect of which may be to accelerate income to the fund, defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

The Fund has a capital loss carryforward that is available for offset against future net capital gains, expiring in various amounts through 2014. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward. There is no assurance that the Fund will be able to utilize all of its available capital loss carryforward before it expires.

Reinvestments

Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the fund unless you request distributions in cash. The financial intermediary through which you purchased shares may have different policies.

Distributions are reinvested at the next calculated NAV after the distribution is paid. If you choose cash distributions, you will receive cash only for distributions declared after your request has been processed.

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Taxes

If you buy shares shortly before the record date of a distribution, you may pay taxes on money earned by the fund before you were a shareholder. You will pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which may be taxable.

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. Generally, if you sell shares for less than their cost, the difference is a capital loss or if you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held for more than one year).

You may not create a tax loss or reduce a tax gain, based on paying a sales charge, by exchanging shares before the 91st day after the day of purchase. If you buy Class A shares and exchange into another fund before the 91st day after the day of purchase, you may not be able to include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased. For more information, see the SAI.

REITs often do not provide complete tax information until after the calendar year-end; generally mid to late January and continuing through early February. Consequently, if your fund has significant investments in REITs, you may not receive your Form 1099-DIV until February. Other RiverSource funds tax statements are generally mailed in January.

For taxable funds. Distributions related to shares not held in IRAs or other retirement accounts are subject to federal income tax and may be subject to state and local taxes in the year they are declared. You must report distributions on your tax returns, even if they are reinvested in additional shares.

Shares held in an IRA or qualified retirement account are generally subject to different tax rules. Taking a distribution from your IRA or qualified retirement plan may subject you to federal taxes, withholding, penalties and reporting requirements. Please consult your tax advisor.

Income received by a fund may be subject to foreign tax and withholding. Tax conventions between certain countries and the U.S. may reduce or eliminate these taxes.

For tax-exempt funds. Dividends distributed from interest earned on tax-exempt securities (exempt-interest dividends) are exempt from federal income taxes but may be subject to state and local taxes and potentially the alternative minimum tax. Dividends distributed from net capital gains, if any, and other income earned are not exempt from federal income taxes. Any taxable distributions are taxable in the year the fund declares them regardless of whether you take them in cash or reinvest them.

Interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum tax. To the extent the fund earns such income, it will flow through to its shareholders and may affect those shareholders who are subject to the alternative minimum tax. See the SAI for more information.

Because interest on municipal bonds and notes is tax-exempt for federal income tax purposes, any interest on money you borrow that is used directly or indirectly to purchase fund shares is not deductible on your federal income tax return. You should consult a tax advisor regarding its deductibility for state and local income tax purposes.

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For a fund organized as a fund-of-funds, because most of the fund’s investments are shares of underlying funds, the tax treatment of the fund’s gains, losses, and distributions may differ from the tax treatment that would apply if either the fund invested directly in the types of securities held by the underlying funds or the fund shareholders invested directly in the underlying funds. As a result, fund shareholders may recognize higher amounts of capital gain distributions or ordinary income dividends than they otherwise would.

Important: This information is a brief and selective summary of some of the tax rules that apply to an investment in a fund. Because tax matters are highly individual and complex, you should consult a qualified tax advisor.

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General Information

Availability and Transferability of Fund Shares

Please consult with your financial intermediary to determine the availability of the funds. The funds may only be purchased or sold directly or through financial intermediaries authorized by the distributor to offer the funds. Not all financial institutions are authorized to sell the RiverSource Family of Funds and certain financial intermediaries that offer the RiverSource Family of Funds may not offer all funds on all investment platforms. If you set up an account at a financial intermediary that does not have, and is unable to obtain, a selling agreement with the distributor, you will not be able to transfer fund holdings to that account. In that event, you must either maintain your fund holdings with your current financial intermediary, find another financial intermediary with a selling agreement, or sell your shares, paying any applicable CDSC. Please be aware that transactions in taxable accounts are taxable events and may result in income tax liability.

Additional Services and Compensation

In addition to acting as the fund’s investment manager, RiverSource Investments and its affiliates also receive compensation for providing other services to the funds.

Administration Services. Ameriprise Financial, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the funds. These services include administrative, accounting, treasury, and other services. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Distribution and Shareholder Services. RiverSource Fund Distributors, Inc., 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55474, (the distributor), provides underwriting and distribution services to the funds. Under the Distribution Agreement and related distribution and shareholder servicing plans, the distributor receives distribution and shareholder servicing fees. The distributor may retain a portion of these fees to support its distribution and shareholder servicing activity. The distributor reallows the remainder of these fees (or the full fee) to the financial intermediaries that sell fund shares and provide services to shareholders. Fees paid by a fund for these services are set forth under “Distribution and/or service (12b-1) fees” in the expense table under “Fees and Expenses.” More information on how these fees are used is set forth under “Investment Options—Classes of Shares” and in the SAI. The distributor also administers any sales charges paid by an investor at the time of purchase or at the time of sale. See “Shareholder Fees (fees paid directly from your investment)” under “Fees and Expenses” for the scheduled sales charge of each share class. See “Buying and Selling Shares, Sales Charges” for variations in the scheduled sales charges, and for how these sales charges are used by the distributor. See “Other Investment Strategies and Risks” for the funds’ policy regarding directed brokerage.

Transfer Agency Services. RiverSource Service Corporation, 734 Ameriprise Financial Center, Minneapolis, Minnesota 55474 (the transfer agent or RiverSource Service Corporation), provides or compensates others to provide transfer agency services to the funds. The funds pay the transfer agent a fee that varies by class, as set forth in the SAI, and reimburses the transfer agent for its out-of-pocket expenses incurred while providing these transfer agency services to the funds. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.” RiverSource Service Corporation pays a portion of these fees to financial intermediaries that provide sub-recordkeeping and other services to fund

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shareholders. The SAI provides additional information about the services provided and the fee schedules for the transfer agent agreements.

Plan Administration Services. Under a Plan Administration Services Agreement, the fund pays for plan administration services, including services such as implementation and conversion services, account set-up and maintenance, reconciliation and account recordkeeping, education services and administration to various plan types, including 529 plans, retirement plans and Health Savings Accounts. Fees paid by a fund for these services are included under “Other expenses” in the expense table under “Fees and Expenses.”

Payments to Financial Intermediaries. The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the fund) to financial intermediaries, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the fund. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors in the fund or fund shareholders for the purchase or ownership of fund shares of the fund, and these payments are not reflected in the fees and expenses of the fund, as they are not paid by the fund.

In exchange for these payments, a financial intermediary may elevate the prominence or profile of the fund within the financial intermediary’s organization, and may provide the distributor and its affiliates with preferred access to the financial intermediary’s registered representatives or preferred access to the financial intermediary’s customers. These arrangements are sometimes referred to as marketing and/or sales support payments, program and/or shareholder servicing payments, or revenue sharing payments. These arrangements create potential conflicts of interest between a financial intermediary’s pecuniary interest and its duties to its customers, for example, if the financial intermediary receives higher payments from the sale of a certain fund than it receives from the sale of other funds, the financial intermediary or its representatives may be incented to recommend or sell shares of the fund where it receives or anticipates receiving the higher payment instead of other investment options that may be more appropriate for the customer. Employees of Ameriprise Financial and its affiliates, including employees of affiliated broker-dealers, may be separately incented to recommend or sell shares of the fund, as employee compensation and business unit operating goals at all levels are tied to the company’s success. Certain employees, directly or indirectly, may receive higher compensation and other benefits as investment in the fund increases. In addition, management, sales leaders and other employees may spend more of their time and resources promoting Ameriprise Financial and its subsidiary companies, including RiverSource Investments and the distributor, and the products they offer, including the fund.

These payments are typically negotiated based on various factors including, but not limited to, the scope and quality of the services provided by the financial intermediary, its reputation in the industry, its ability to attract and retain assets, its access to target markets, its customer relationships, the profile the fund may obtain within the financial intermediary, and the access the distributor or other representatives of the fund may have within the financial intermediary for advertisement, training or education, including opportunities to present at or sponsor conferences for the registered representatives of the financial intermediary and its customers.

These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat

36

fees instead of, or in addition to, these asset-based fees as compensation for including or maintaining a fund on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges —fees that a financial intermediary charges its registered representatives for effecting transactions in the fund. The amount of payment varies by financial intermediary (e.g., initial platform set-up fees, ongoing maintenance or service fees, or asset or sales based fees). The amount of payments also varies by the type of sale. For instance, purchases of one fund may warrant a greater or lesser amount of payments than purchases of another fund. Additionally, sale and maintenance of shares on a stand alone basis may result in a greater or lesser amount of payments than the sale and maintenance of shares made through a plan, wrap or other fee-based program. Payments to affiliates may include payments as compensation to employees of RiverSource Investments who are licensed by the distributor in respect of certain sales and solicitation activity on behalf of the fund. These payments may be and often are significant.

Payments to affiliated broker-dealers are within the range of the payments the distributor pays to similaly-situated third party financial intermediaries and the payments such affiliated broker-dealers receive from third party fund sponsors related to the sale of their sponsored funds. However, because of the large amount of fund assets (from the RiverSource Family of Funds, in aggregate) currently held in customer accounts of the affiliated broker-dealers, the distributor and its affiliates, in the aggregate, pay significantly more in absolute dollars than other third-party fund sponsors pay to the affiliated broker-dealers for the sale and servicing of their sponsored funds. This level of payment creates potential conflicts of interest which the affiliated broker-dealers seek to mitigate by disclosure and implementation of internal controls, as well as the rules and regulations of applicable regulators.

From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payments to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

The financial intermediary through which you are purchasing or own shares of the fund has been authorized directly or indirectly by the distributor to sell the fund and/or to provide services to you as a shareholder of the fund. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares. If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of the fund, please contact your financial intermediary.

The payments described in this section are in addition to fees paid by the fund to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the fund to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other

37

services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the fund.

Financial institutions may separately charge you additional fees. See “Buying and Selling Shares.”

Additional Management Information

Affiliated Products. RiverSource Investments also serves as investment manager to Seligman funds and RiverSource funds which are structured to provide asset-allocation services to shareholders of those funds by investing in shares of other Seligman funds and RiverSource funds, respectively, (Funds of Funds) and to discretionary managed accounts that invests exclusively in the funds (collectively referred to as ‘‘affiliated products’’). These affiliated products, individually or collectively, may own a significant percentage of the fund’s outstanding shares. The fund may experience relatively large purchases or redemptions from the affiliated products. Although RiverSource Investments may seek to minimize the impact of these transactions, for example, by structuring them over a reasonable period of time or through other measures, the fund may experience increased expenses as it buys and sells securities to manage transactions for the affiliated products. In addition, because the affiliated products may own a substantial portion of the fund, a redemption by one or more affiliated products could cause the fund’s expense ratio to increase as the fund’s fixed costs would be spread over a smaller asset base. RiverSource Investments monitors expense levels and is committed to offering funds that are competitively priced. RiverSource Investments reports to the Board on the steps it has taken to manage any potential conflicts.

Cash Reserves. A fund may invest its daily cash balance in a money market fund selected by RiverSource Investments, including but not limited to RiverSource Short-Term Cash Fund (Short-Term Cash Fund), a money market fund established for the exclusive use of funds in the RiverSource Family of Funds and other institutional clients of RiverSource Investments. While Short-Term Cash Fund does not pay an advisory fee to RiverSource Investments, it does incur other expenses, and is expected to operate at a very low expense ratio. A fund will invest in Short-Term Cash Fund or any other money market fund selected by RiverSource Investments only to the extent it is consistent with the fund’s investment objectives and policies. Short-Term Cash Fund is not insured or guaranteed by the FDIC or any other government agency.

Fund Holdings Disclosure. The Board has adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the securities owned by a fund. A description of these policies and procedures is included in the SAI.

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Financial Highlights

The tables below are intended to help you understand the financial performance of certain of the Fund’s Classes for the past five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions, if any. Total returns do not reflect any sales charges or transaction costs on your investment or taxes. If such charges, costs or taxes were included, total returns would have been lower. Deloitte & Touche LLP, Independent Registered Public Accounting Firm, has audited this information. Their report, along with the Fund’s financial statements, is included in the Fund’s Annual Report, which is available upon request. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s Independent Registered Public Accounting Firm.

Effective on or about June 13, 2009, the Fund’s Class R shares are renamed as Class R2 shares.

CLASS A
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$ 6.95	$ 6.80	$ 6.89	$ 7.10	$ 7.23
Income (loss) from investment operations:
Net investment income	0.18	0.26	0.24	0.20	0.19
Net realized and unrealized gain (loss) on investments	0.42	0.15	(0.09)	(0.20)	(0.11)
Total from investment operations	0.60	0.41	0.15	—	0.08
Less distributions:
Dividends from net investment income	(0.18)	(0.26)	(0.24)	(0.20)	(0.19)
Dividends in excess of net investment income	(0.03)	—	—	(0.01)	(0.02)
Total distributions	(0.21)	(0.26)	(0.24)	(0.21)	(0.21)
Net asset value, end of year	$ 7.34	$ 6.95	$ 6.80	$ 6.89	$ 7.10
Total Return	8.76%	6.10%	2.33%	—%	1.09%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$49,208	$36,335	$40,676	$44,402	$47,553
Ratio of expenses to average net assets	1.46%	1.52%	1.42%	1.50%	1.31%
Ratio of net investment income to average net assets	2.62%	3.80%	3.55%	2.90%	2.66%
Portfolio turnover rate	327.26%	204.04%	347.09%	286.60%	133.02%

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Class B
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$ 6.96	$ 6.82	$ 6.90	$ 7.12	$ 7.25
Income (loss) from investment operations:
Net investment income	0.13	0.21	0.19	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.43	0.14	(0.08)	(0.21)	(0.11)
Total from investment operations	0.56	0.35	0.11	(0.06)	0.03
Less distributions:
Dividends from net investment income	(0.13)	(0.21)	(0.19)	(0.15)	(0.14)
Dividends in excess of net investment income	(0.03)	—	—	(0.01)	(0.02)
Total distributions	(0.16)	(0.21)	(0.19)	(0.16)	(0.16)
Net asset value, end of year	$ 7.36	$ 6.96	$ 6.82	$ 6.90	$ 7.12
Total Return	8.08%	5.15%	1.73%	(0.88)%	0.34%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$8,941	$4,713	$7,619	$13,986	$24,045
Ratio of expenses to average net assets	2.22%	2.28%	2.17%	2.26%	2.06%
Ratio of net investment income to average net assets	1.86%	3.04%	2.80%	2.14%	1.91%
Portfolio turnover rate	327.26%	204.04%	347.09%	286.60%	133.02%

CLASS C
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$ 6.96	$ 6.82	$ 6.90	$ 7.11	$ 7.25
Income (loss) from investment operations:
Net investment income	0.13	0.21	0.19	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.42	0.14	(0.08)	(0.20)	(0.12)
Total from investment operations	0.55	0.35	0.11	(0.05)	0.02
Less distributions:
Dividends from net investment income	(0.13)	(0.21)	(0.19)	(0.15)	(0.14)
Dividends in excess of net investment income	(0.03)	—	—	(0.01)	(0.02)
Total distributions	(0.16)	(0.21)	(0.19)	(0.16)	(0.16)
Net asset value, end of year	$ 7.35	$ 6.96	$ 6.82	$ 6.90	$ 7.11
Total Return	7.94%	5.15%	1.84%	(0.74)%	0.20%
Ratios/Supplemental Data:
Net assets, end of year (000s omitted)	$21,646	$3,906	$4,185	$6,016	$9,764
Ratio of expenses to average net assets	2.22%	2.28%	2.17%	2.26%	2.06%
Ratio of net investment income to average net assets	1.86%	3.04%	2.80%	2.14%	1.91%
Portfolio turnover rate	327.26%	204.04%	347.09%	286.60%	133.02%

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CLASS R
	Year Ended December 31,
	2008	2007	2006	2005	2004
Per Share Data:
Net asset value, beginning of year	$ 6.95	$ 6.81	$ 6.89	$ 7.10	$ 7.23
Income (loss) from investment operations:
Net investment income	0.17	0.24	0.22	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.41	0.14	(0.08)	(0.20)	(0.11)
Total from investment operations	0.58	0.38	0.14	(0.02)	0.06
Less distributions:
Dividends from net investment income	(0.17)	(0.24)	(0.22)	(0.18)	(0.17)
Dividends in excess of net investment income	(0.02)	—	—	(0.01)	(0.02)
Total distributions	(0.19)	(0.24)	(0.22)	(0.19)	(0.19)
Net asset value, end of year	$ 7.34	$ 6.95	$ 6.81	$ 6.89	$ 7.10
Total Return	8.50%	5.63%	2.21%	(0.25)%	0.82%
Ratios/Supplemental Data:
Net assets, end of period (000s omitted)	$4,466	$1,905	$1,002	$671	$440
Ratio of expenses to average net assets	1.72%	1.78%	1.67%	1.76%	1.56%
Ratio of net investment income to average net assets	2.36%	3.54%	3.30%	2.64%	2.41%
Portfolio turnover rate	327.26%	204.04%	347.09%	286.60%	133.02%

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How to Contact Us

The Fund

Write to	Corporate Communications/Investor Relations Department Ameriprise Financial, Inc. 200 Ameriprise Financial Center Minneapolis, MN 55474

Phone	Toll-free in the US (800) 221-7844 Outside the US (212) 850-1864

Your Regular (Non-Retirement) Account

Write to	RiverSource Family of Funds

For accounts established directly with the fund (for purchases, sales and exchanges):

Regular Mail	RiverSource Family of Funds c/o Boston Financial P.O. Box 8041 Boston, MA 02266-8041

Express Mail	RiverSource Family of Funds c/o Boston Financial 30 Dan Road Canton, MA 02021-2809

Phone	Toll-free in the US (800) 221-2450 Outside the US (212) 682-7600

Your Retirement Account

Phone	Toll-free (800) 445-1777

RIVERSOURCE FUND DISTRIBUTORS, INC.

an affiliate of

RIVERSOURCE INVESTMENTS, LLC

a wholly owned subsidiary of Ameriprise Financial, Inc.

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For More Information

The following information is available, without charge, upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Fund or to make shareholder inquiries.

The Statement of Additional Information (“SAI”) contains additional information about the Fund. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund’s investments. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. The Fund’s SAI and most recent Annual/Semi-Annual Reports are also available, free of charge, at www.seligman.com.

Information about the Fund, including the Prospectus and SAI, can be viewed and copied at the SEC’s Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 551-8090. The Prospectus, SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the EDGAR Database on the SEC’s Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address:

publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

The website references in this Prospectus are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this Prospectus.

SEC File Number:    811-4103

SL-9916-99 (5/09)

SELIGMAN HIGH INCOME FUND SERIES

(the “Series”)

on behalf of each of

Seligman U.S. Government Securities Fund (the “U.S. Government Securities Fund”)

Seligman High-Yield Fund (the “High-Yield Fund”)

(each, “a Fund”)

Statement of Additional Information

May 1, 2009

200 Ameriprise Financial Center

Minneapolis, MN 55474

(212) 850-1864

Toll Free Telephone: (800) 221-2450

For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777

Effective November 7, 2008, RiverSource Investments, LLC (“RiverSource Investments” or “investment manager”), the investment manager to the RiverSource Family of Funds and a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial"), completed its acquisition (the “Acquisition”) of J. & W. Seligman & Co. Incorporated (“Seligman”). With the Acquisition completed and shareholders of each Fund, having previously approved (at a special meeting held on November 3, 2008) a new investment management services agreement (the “Management Agreement”) between RiverSource Investments and the Series (on behalf of each Fund), RiverSource Investments is the new investment manager of the Funds, effective November 7, 2008.

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in each Fund’s current Prospectus, dated May 1, 2009, offering Class A shares, Class B shares, Class C shares and Class R shares, and the High-Yield Fund’s current Prospectus, dated May 1, 2009, offering Class I shares (together, the “Prospectuses”). Effective on or about June 13, 2009, the Seligman funds’ Class R shares will be renamed as Class R2 shares and the Seligman funds’ Class I shares will be renamed as Class R5 shares. At such time, the High-Yield Fund will then offer the following classes of shares: Class A, Class B, Class C, Class R2 and Class R5 shares, and the U.S. Government Securities Funds will then offer the following Classes of shares: Class A, Class B, Class C and Class R2 shares.

The financial statements and notes included in each Fund’s Annual Report, which includes the Report of Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. An Annual Report for each Fund will be furnished to you without charge if you request a copy of this SAI.

The RiverSource Family of Funds includes a comprehensive array of funds from RiverSource Investments, including the Seligman funds. RiverSource Investments has also partnered with a number of professional investment managers, including its affiliate, Threadneedle Investments, to expand the array of funds offered in the RiverSource Family of Funds. The Seligman funds share the same Board of Directors/Trustees as the other funds in the RiverSource Family of Funds. Effective on or about June 13, 2009, the Seligman funds will share the same policies and procedures as, and maybe exchanged for shares of, the RiverSource funds, RiverSource Partners funds and Threadneedle funds. For example, for purposes of calculating the initial sales charge on the purchase of Class A shares of a Seligman fund, for rights of accumulation purposes, an investor or financial advisor may include the market value of any RiverSource funds, RiverSource Partners funds or Threadneedle funds in this calculation. This SAI includes a list of mutual funds included in RiverSource Family of Funds.

The Series is governed by a Board that meets regularly to review a wide variety of matters affecting the Series. Detailed information about Fund governance, the Funds’ investment manager, RiverSource Investments, and other aspects of Fund management can be found by referencing the Table of Contents on the following page.

The website references in this SAI are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this SAI.

Series History

The Series was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 27, 1984. As of November 7, 2008, the Series is part of the RiverSource Family of Funds. The RiverSource Family of Funds includes a comprehensive array of funds managed by RiverSource Investments, including the Series and the other Seligman funds.

Description of the Series and its Investments and Risks

Classification

The Series is a diversified open-end management investment company, or mutual fund, which consists of two separate series, which are the U.S. Government Securities Fund and the High-Yield Fund.

Investment Strategies and Risks

The following information regarding each Fund’s investments and risks supplements the information contained in each of the Fund’s Prospectuses.

U.S. Government Securities. The U.S. Government Securities Fund intends to invest at least 80% of its net assets (including amounts borrowed for investment purposes) in US Government Securities. Securities backed by the full faith and credit of the US government involve minimal credit risk. These securities in which the Fund invests are considered among the safest of fixed-income investments. However, the market value of such securities (and the market value of those securities backed only by the credit of the US federal agency or instrumentality or government sponsored enterprise that issued the security), like those of other debt securities, will fluctuate with changes, real or anticipated, in the level of interest rates. The Fund’s net asset value per share will fluctuate with changes in the market value of the securities held in its portfolio. Additionally, the Fund’s yield will vary based on the yield of its portfolio securities.

Securities backed only by the credit of the US federal agency or instrumentality or government sponsored enterprise that issued the security may have increased credit risk, including, but not limited to, the risk of non-payment of principal and/or interest. Some of these securities are supported by the credit of the government sponsored enterprise itself and the discretionary authority of the US Treasury to purchase the enterprise’s obligations (e.g., securities of the Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, and the Federal Home Loan Bank). Others are supported only by the credit of the government sponsored enterprise itself (e.g., the Federal Farm Credit Bank). There is no assurance that the US government will provide financial support to government sponsored enterprises that are not supported by the full faith and credit of the US government.

Generally, as interest rates rise, the value of the securities held by the Fund will decline. Conversely, if interest rates decline, the value of the securities held by the Fund will increase. This effect is usually more pronounced for longer-term securities. Longer-term securities generally tend to produce higher yields but are subject to greater market fluctuations as a result of changes in interest rates than fixed-income securities with shorter maturities. The Fund may invest in securities of any duration.

High-Yield Securities. The High-Yield Fund intends to invest at least 80% of its net assets (including amounts borrowed for investment purposes) in High-Yield Securities, as the term is described in the Fund’s Prospectuses. High-Yield Securities are subject to greater risk of loss of principal and income than higher-rated bonds and notes and are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Accordingly, an investment in the Fund presents substantial risks in relation to a fund that invests primarily in investment grade instruments.

An economic downturn could adversely impact issuers’ ability to pay interest and repay principal and could result in issuers’ defaulting on such payments. The value of the High-Yield Fund’s holdings will be affected, like all fixed-income securities, by market conditions relating to changes in prevailing interest rates. However, the value of High-Yield Securities is also affected by investors’ perceptions. When economic conditions appear to be deteriorating, lower-rated or unrated bonds and notes may decline in market value due to investors’ heightened concerns and perceptions about credit quality.

High-Yield Securities are traded principally by dealers in the over-the-counter market. The market for these securities may be less active and less liquid than for higher-rated securities. Under adverse market or economic conditions, the secondary market for these securities could contract further, causing the High-Yield Fund difficulties in valuing and selling its securities.

During periods of falling interest rates, issuers of an obligation held by the High-Yield Fund may prepay or call securities with higher coupons or interest rates before their maturity dates. If this occurs, the High-Yield Fund could lose potential price appreciation and could be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the High-Yield Fund’s income.

Capital appreciation bonds, including “zero-coupon” and “pay-in-kind” securities, may be subject to greater fluctuations in value because they tend to be more speculative than income-bearing securities. Fluctuations in the market prices of these securities owned by the High-Yield Fund could result in corresponding fluctuations and volatility in the net asset value of the shares of the High-Yield Fund.

If an issuer repays an obligation such as a mortgage-backed security held by the High-Yield Fund more slowly than anticipated, the High-Yield Fund’s returns could be adversely impacted. This could occur if an underlying mortgage pool has unusual characteristics or because interest rates have remained too high to stimulate repayment. In either case, the value of the obligation will decrease and the High-Yield Fund will be prevented from investing in higher-yielding securities.

Foreign Securities. The High-Yield Fund may invest up to 10% of its net assets in debt securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company, and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign debt securities and their markets may not be as liquid as US securities and their markets. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than in the United States. Investments in foreign debt securities may also be subject to local economic or political risks, such as political instability of some foreign governments and the possibility of nationalization of issuers.

Illiquid Securities. The High-Yield Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933, as amended (“1933 Act”)), funding agreements issued by domestic insurance companies and other securities that are not readily marketable, such as repurchase agreements of more than one week’s duration. The Series may purchase restricted securities that may be offered and sold only to “qualified institutional buyers” under Rule 144A of the 1933 Act, and the investment manager, acting pursuant to procedures approved by the Series’ Board of Trustees, may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should this determination be made, the investment manager, acting pursuant to such procedures, will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the High-Yield Fund, if and to the extent that, qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Mortgage-Related Securities.

Mortgage Pass-Through Securities. The U.S. Government Securities Fund may invest in mortgage pass-through securities. Mortgage pass-through securities include securities that represent interests in pools of mortgage loans made by lenders such as savings and loan institutions, mortgage bankers, and commercial banks. Such securities provide a “pass-through” of monthly payments of interest and principal made by the borrowers on their residential mortgage loans (net of any fees paid to the issuer or guarantor of such securities). Although the residential mortgages underlying a pool may have maturities of up to 30 years, a pool’s effective maturity may be reduced by prepayments of principal on the underlying mortgage obligations. Factors affecting mortgage prepayments include, among other things, the level of interest rates, general economic and social conditions and the location and age of the mortgages. High interest rate mortgages are more likely to be prepaid than lower-rate mortgages; consequently, the effective maturities of mortgage-related obligations that pass-through payments of higher-rate mortgages are likely to be shorter than those of obligations that pass-through payments of lower-rate mortgages. If such prepayment of mortgage-related securities in which the U.S. Government Securities Fund invests occurs, the Fund may have to invest the proceeds in securities with lower yields.

The Government National Mortgage Association (“GNMA”) is a US government corporation within the Department of Housing and Urban Development, authorized to guarantee, with the full faith and credit of the US government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed residential mortgages. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the pool, net of certain fees, regardless of whether or not the mortgagors actually make the payments. Other government-related issuers of mortgage-related securities include the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation subject to general regulation by the Secretary of Housing and Urban Development but owned entirely by private stockholders, and the Federal Home Loan Mortgage Corporation (“FHLMC”), a corporate instrumentality of the US government created for the purpose of increasing the availability of mortgage credit for residential housing that is owned by the twelve Federal Home Loan Banks. FHLMC issues Participation Certificates (“PCs”), which represent interests in mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government. Pass-through securities issued by FNMA are backed by residential mortgages purchased from a list of approved seller/servicers and are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the US government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through securities based on pools of conventional residential mortgage loans. Securities created by such non-governmental issuers may offer a higher rate of interest than government-related securities; however, timely payment of interest and principal may or may not be supported by insurance or guarantee arrangements, and there can be no assurance that the private issuers can meet their obligations.

Collateralized Mortgage Obligations. The U.S. Government Securities Fund may also invest in Collateralized Mortgage Obligations (“CMOs”), including certain CMOs that have elected to be treated as Real Estate Mortgage Investment Conduits (“REMICs”). CMOs are fixed-income securities collateralized by pooled mortgages and separated into short-, medium-, and long-term positions (called tranches). Tranches pay different rates of interest depending upon their maturity. CMOs may be collateralized by (a) pass through securities issued or guaranteed by GNMA, FNMA or FHLMC, (b) unsecuritized mortgage loans insured by the Federal Housing Administration or guaranteed by the Department of Veteran’s Affairs, (c) unsecuritized conventional Mortgages, (d) other mortgage related securities or (e) any combination thereof.

Each tranche of a CMO is issued at a specific coupon rate and has a stated maturity. As the payments on the underlying mortgage loans are collected, the CMO issuer generally pays the coupon rate of interest to the holders of each tranche. In a common structure referred to as a “Pay” CMO, all scheduled and unscheduled principal payments generated by the collateral, as loans are repaid or prepaid, go initially to investors in the first tranches. Investors in later tranches do not start receiving principal payments until the prior tranches are paid in full. Sometimes, CMOs are structured so that the prepayment and/or market risks are transferred from one tranche to another.

Most CMOs are issued by Federal agencies. However, the only CMOs backed by the full faith and credit of the US government are CMOs collateralized by pass through securities guaranteed by GNMA. All CMOs are subject to reinvestment risk; that is, as prepayments on the underlying pool of mortgages increase, the maturity of the tranches in the CMO will decrease. As a result, the U.S. Government Securities Fund may have to invest the proceeds that were invested in such CMOs in securities with lower yields. Factors affecting reinvestment risk include the level of interest rates, general economic and social conditions and the location and age of the mortgages.

Preferred Stock. The High-Yield Fund may invest up to 10% of its total assets in preferred stock, including non-investment grade preferred stock. Certain preferred stock issues may offer higher yields than similar bond issues because their rights are subordinated to the bonds. Consequently, such preferred stock issues will have a greater risk potential. The investment manager will try to minimize this greater risk potential through its investment process. However, there can be no assurance that losses will not occur.

To the extent the High-Yield Fund invests in preferred securities, there are special risks associated with investing in preferred securities, including:

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Deferral. Preferred securities may include provisions that permit the issuer, at its discretion, to defer distributions for a stated period without adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

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Subordination. Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure with respect to priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities.

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Limited Voting Rights. Generally, preferred security holders have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. In the case of certain trust preferred securities, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of holders of trust preferred securities generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in income tax or securities laws. As with call provisions, a redemption by the issuer of the preferred securities may negatively impact the return of the security held by the Fund.

Repurchase Agreements. Each Fund of the Series may enter into repurchase agreements. A repurchase agreement is an agreement under which a Fund acquires a money market instrument, generally a US government obligation qualified for purchase by the Fund, subject to resale at an agreed upon price and date. Such resale price reflects an agreed upon interest rate effective for the period of time the instrument is held by the Fund and is unrelated to the interest rate on the instrument. Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, decline in value of the underlying securities and loss of interest. Repurchase agreements usually are for short periods, such as one week or less, but may be for longer periods. Although the U.S. Government Securities Fund may enter into repurchase agreements with respect to any money market instruments qualified for purchase, such agreements generally involve only US government securities and will only involve securities issued or guaranteed by the US government. As a matter of fundamental policy, each Fund will not enter into repurchase agreements of more than one week’s duration if more than 10% of its total assets would be invested in such agreements and in restricted and other illiquid securities.

When-Issued and Forward Commitment Securities. Each Fund may purchase securities on a when-issued or forward commitment basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment. A Fund may purchase securities on a when-issued or forward commitment basis with or without the intention of actually acquiring the securities, and may sell these securities before the settlement date if it is deemed advisable.

When investing in when-issued or forward commitment securities, cash and/or liquid securities equal to the amount of the when-issued or forward commitment obligations will be segregated at the Series’ custodian, and marked to market daily, with additional cash and/or liquid securities added when necessary. When the time comes to pay for when-issued or forward commitment securities, each Fund will meet its respective obligations from then available cash flow, sale of other securities (those segregated or otherwise) or, although they would not normally expect to do so, from the sale of the when-issued or forward commitment securities themselves (which may have a value greater or less than the Fund’s payment obligations). Sale of securities to meet such obligations carries with it a greater potential for the realization of capital gain or loss.

Securities purchased on a when-issued or forward commitment basis and the securities held in each Fund are subject to changes in market value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or forward commitment basis, there will be a greater possibility that the market value of the Fund’s assets will vary more than otherwise. Purchasing a security on a when-issued or forward commitment basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security so purchased.

Lending of Portfolio Securities. Each Fund of the Series may lend portfolio securities to brokers or dealers, banks, or other institutional borrowers of securities. Loaned securities may not be returned by a borrower; however, a borrower must maintain with a Fund cash or equivalent collateral such as Treasury Bills, equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays a Fund any income accruing on the loaned securities and a Fund may invest the cash collateral and earn additional income or may receive an agreed upon amount of interest income from the borrower. Loans will generally be short-term. Loans are subject to termination at the option of a Fund or the borrower. Each Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending of portfolio securities may involve certain risks such as: 1) an increase in the market value of the borrowed securities without a corresponding increase in the value of the posted collateral might result in an imbalance in value between the borrowed securities and the collateral; 2) in the event the borrower sought protection under the Federal bankruptcy laws, repayment of the borrowed securities to a Fund might be delayed; and 3) the borrower might refuse to repay the borrowed securities. Each Fund may lend portfolio securities to the extent that the investment manager deems appropriate in seeking to achieve a Fund’s investment objective and with only a prudent degree of risk.

Except as otherwise specifically noted above and below, each Fund’s investment policies are not fundamental and the Board of Trustees of the Series may change such policies without the vote of a majority of a Fund’s outstanding voting securities.

If a Fund invests in other investment companies, shareholders would bear not only their proportionate share of that Fund’s expenses (including operating expenses and advisory fees), but also similar expenses of the underlying investment companies, and that Fund’s returns will therefore be lower.

Investments to Control. Each Fund may not invest for the purpose of controlling or managing any company. If a Fund acquires a large percentage of the securities of a single issuer, it could be deemed to have invested in such issuer for the purpose of exercising control. If a Fund were to make such acquisitions, there is a risk that such Fund would become less diversified, which could increase the volatility of that Fund and increase the Fund’s exposure to market, credit and other risks associated with certain issuers’ financial condition and business operations.

Exchange Traded Funds. The High-Yield Fund may invest in exchange traded funds (“ETFs”). Certain ETFs are traded, like individual stocks, on an exchange, but they represent a basket of securities that seek to track the performance of certain indices. The indices include not only broad-market indices but more specific indices as well, including those relating to particular sectors, countries and regions. Certain ETFs are traded in the over-the-counter markets, which present counterparty risk and liquidity risks to the Fund. The High-Yield Fund may invest in ETFs for short-term cash management purposes or as part of its overall investment strategy. If the High-Yield Fund invests in ETFs, shareholders would bear not only the High-Yield Fund’s expenses (including operating expenses and management fees), but also similar expenses of the ETFs, and that Fund’s returns will therefore be lower. To the extent the High-Yield Fund invests in ETFs, the High-Yield Fund is exposed to the risks associated with the underlying investments of the ETFs and the High-Yield Fund’s performance may be negatively affected if the value of those underlying investments declines.

Short Sales. Each Fund may not sell securities short or maintain a short position.

Options and Other Derivatives. The Funds may invest in certain derivatives instruments described below for hedging, cash management or investment purposes. Generally, derivatives may be employed when the investment manager believes they will provide an effective means of managing risk or portfolio characteristics. These instruments are described below. To the extent the Funds engage in the derivatives described below, there can be no assurance that such derivatives will achieve their intended benefits, and the Funds may lose money as a result of such use.

Options. The Funds may utilize options. An option is a contract that gives the holder the right to purchase (“call”) or sell (“put”) a specified security for an agreed upon price at any time before the contract’s expiration date. Options may also be based on an index or group of securities, and such options typically settle by payment of a cash amount rather than delivery of the underlying securities. The amount paid for an option is known as the premium, and the exercise price is known as the strike price. The purchaser of an option has the right, but not the obligation, to purchase or sell a security (or to receive a cash settlement amount based on movements in the price of the underlying security, basket of securities, or index). The seller (or “writer”) of an option, conversely, has an obligation to sell or purchase a security if the option is exercised. Some options have standardized terms and are traded on securities exchanges. Others are privately negotiated and have no, or only a limited, trading market.

Options offer large amounts of leverage, which will result in a Fund’s net asset value being more sensitive to changes in the value of the underlying security. The successful use of options depends in part on the ability of the investment manager to manage future price fluctuations, and the degree of correlation between the options and the prices of the underlying securities. If the investment manager is incorrect in its expectation of changes in market prices or the correlation between the instruments or indices on which such options may be written and purchased and the instruments in a Fund’s investment portfolio, the Funds may incur losses that it would not otherwise incur. The use of options can also increase a Fund’s transaction costs. Options transactions can involve a high degree of risk, including the possibility of a total loss of the amount invested. The purchaser of an option runs the risk of losing the entire premium paid if the option expires “out of the money” (i.e., if the strike price for a call option is higher than the market price, or the strike price for a put option is lower than the market price). The seller of an option earns premium income but is subject to the risk of having to sell the underlying security at significantly less than its market price (or buy a security at significantly more than its market price). When options are purchased on the over-the-counter market, there is a risk that the counterparty that wrote the option will be unable to perform its obligations under the option contract. Such over-the-counter options may also be illiquid and, in such cases, the Funds may have difficulty closing out its position, in which case the Funds could lose money in the event of adverse price movements.

Futures Contracts. The Funds may utilize interest rate futures, currency futures and the U.S. Government Securities Fund may also utilize treasury futures. Futures contracts, which trade on a securities exchange, are standardized as to quantity, delivery date and settlement conditions, including specific securities acceptable for delivery against the futures contract. An interest rate futures contract is an agreement to buy or sell a debt security at a specific date in the future. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. A treasury futures contract is an agreement to buy or sell a specified amount of a specific security issued by the U.S. Treasury for a specified price at a designated date and time in the future. In the case of index futures, settlement is made in cash based on the value of a specified underlying index. More commonly, futures contracts are closed out prior to expiration by an offsetting purchase or sale. Since the counterparty to every futures contact is a securities exchange, offsetting transactions are netted to close out positions. The Funds may incur a loss if the closing transaction occurs at an unfavorable price as compared with that of the opening trade (including transaction costs). There can be no assurance that the Funds will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If the Funds are not able to enter into an offsetting transaction, the Funds will continue to be required to maintain the position, including the maintenance of margins, which could result in the Funds incurring substantial losses.

Margin deposits must be made at the time a futures contract position is acquired. The Funds are required to deposit in a segregated account, typically with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Initial margin on futures contracts is returned to a Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Funds may be required by a securities exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made daily to and from the futures broker as the value of the futures position varies, a process known as “marking-to-market.” When the Funds purchase or sell futures contracts, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Funds have insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Purchasers and sellers of futures positions can enter into offsetting closing transactions by selling or purchasing, respectively, an instrument identical to the instrument held or written. Under certain circumstances, exchanges upon which futures contracts trade may establish daily limits on the amount that the price of a future contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract position, it could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position. In addition, the Funds would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or to designate liquid assets on its books and records.

Certain characteristics of the futures markets might increase the risk that movements in the prices of futures contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the futures contracts markets are subject to daily variation margin calls and might be compelled to liquidate futures contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, since initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Interest rate futures contracts (and options on such contracts) are traded in an auction environment on the floors of several exchanges - principally, the Chicago Board of Trade, the Chicago Mercantile Exchange and the New York Futures Exchange. The Funds would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership. The Funds may invest in futures contracts traded on US and non-US exchanges.

At the maturity of a futures contract, the Funds may either accept or make delivery of the currency or security specified in the contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. A Fund will only enter into a futures contract if it is expected that the Fund will readily be able to close out such contract. There can, however, be no assurance that it will be able to do so in any particular case, in which case the Funds may suffer losses in the event of adverse price movements.

The Funds may, for example, use currency futures to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Options on Futures. The Funds may utilize options on both interest rate futures and currency futures, and the U.S. Government Securities Fund may also utilize options on treasury futures (collectively, “options on futures”). Options on futures are effectively options on the asset that underlies a futures contract. A call option on a futures contract gives the holder the right to enter into a long futures contract at a fixed futures price. A put option on a futures contract gives the holder the right to enter into a short futures contract at a fixed futures price.

Purchasers and sellers of options on futures can enter into offsetting closing transactions by selling or purchasing, respectively, an offsetting option on the same futures contract. There is risk to that the Funds may have difficulty in closing out positions in options on futures. Although the Funds intend to close out any positions on a securities market, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, exchanges upon which futures are traded may establish daily limits on the amount that the price of an option on a futures contract can vary from the previous day’s settlement price. Once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions held by the Funds.

Options on futures held by the Funds, to the extent not exercised, will expire and the Funds would experience a loss to the extent of any premium paid for the option. If the Funds were unable to liquidate an option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Funds would continue to be subject to market risk with respect to the position.

Certain characteristics of the futures market might increase the risk that movements in the prices of options on futures contracts might not correlate perfectly with movements in the prices of any exposure being hedged. For example, all participants in the options on futures markets are subject to daily variation margin calls and might be compelled to liquidate options on futures positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase price volatility of the instruments and distort the normal price relationship between the futures or options and the investments being hedged. Also, because initial margin deposit requirements in the futures markets are less onerous than margin requirements in the securities markets, there might be increased participation by speculators in the futures markets. This participation also might cause temporary price distortions. In addition, activities of traders in both the futures and securities markets involving arbitrage, “program trading” and other investment strategies might result in temporary price distortions.

Options on Currencies. The Funds may utilize options on currencies. An option on a currency is a derivative in which the owner has the right but not the obligation to exchange money denominated in one currency into another currency at an agreed-upon exchange rate on a specified date. In general, options on currencies operate similarly to options on equity securities and are subject to many similar risks. Options on currencies are traded primarily in the over-the-counter market, although options on certain currencies are also listed on several exchanges.

Options on currencies are affected by all of those factors that influence exchange rates and investments generally. To the extent that these options are traded in the over–the-counter markets, they are considered to be illiquid by the Securities and Exchange Commission (the “SEC”).

The value of any currency, including the US dollar, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate with respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the US dollar and the applicable foreign currency. Since currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse consequences to the Funds, including losses.

Options on currencies held by the Funds, to the extent not exercised, will expire and the Funds would experience a loss to the extent of any premium paid for the option. The Funds may, for example, use currency options to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Currency Forwards. The Funds may utilize currency forwards. A currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

At the maturity of a forward contract, the Funds may either accept or make delivery of the currency specified in the contract, or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Funds generally will enter into forward contract if it is expected that the Funds will be readily able to close out such contract. There can, however, be no assurance that it will in any particular case be able to do so, in which case the Funds may suffer losses in the event of adverse currency movements. The Funds will not enter into forward contracts or maintain an exposure to such contracts where the consummation of such contracts would obligate the Funds to deliver an amount of currency in excess of the value of a Fund’s portfolio securities or other assets denominated in that currency. Where the Funds are obligated to make deliveries under forward contracts, to avoid leverage, they will “cover” their obligation with liquid assets in an amount sufficient to meet their respective obligations.

The Funds may use currency forwards, for example, to hedge the currency exposure of non-US dollar denominated debt instrument holdings, or for investment purposes to take an interest rate view based on currency valuations.

Swap Agreements. The Funds may utilize swap agreements. The Funds may enter into interest rate swaps, currency swaps, and other types of swap agreements, such as caps, collars, and floors. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate multiplied by a "notional principal amount" in return for payments equal to a fixed rate times the same amount, for a specified period of time. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. The Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities or a basket of securities that are or are not currently held by the Funds. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred.

The use of swap agreements by the Funds entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap agreement requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many swaps since none are traded in a public securities market), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a Fund’s limitation on investments in illiquid securities.

Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.

Since some swap agreements can have a leverage component, adverse changes in the value of the underlying asset, reference rate or index can result in a substantial loss to the Funds. Certain swaps have the potential for unlimited loss.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. The Funds bear the risk that the investment manager will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Funds. If the investment manager attempts to use a swap agreement as a hedge against, or as a substitute for, a portfolio investment, the Funds will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Funds. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps, in particular swaps traded on the over-the-counter markets, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Funds.

The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if the Funds' investment manager does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Funds' ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Funding Agreements. The High-Yield Fund may invest in funding agreements issued by domestic insurance companies. Funding agreements are short-term, privately placed, debt obligations of insurance companies that offer a fixed- or floating-rate of interest. These investments are not readily marketable and therefore are considered to be illiquid securities. The largest risks associated with funding agreements include credit risk and liquidity risk.

Equity-Linked Securities. The High-Yield Fund may invest in equity-linked securities (each, an “ELS”) as part of its overall investment strategy. An ELS is a debt instrument whose value is based on the value of a single equity security, basket of equity securities or an index of equity securities (each, an “Underlying Equity”). An ELS typically provides interest income, thereby offering a yield advantage over investing directly in an Underlying Equity. However, the holder of an ELS may have limited or no benefit from any appreciation in the Underlying Equity, but is exposed to downside market risk. The Fund may purchase ELSs that trade on a securities exchange or those that trade on the over-the-counter markets, including Rule 144A securities. The Fund may also purchase ELSs in a privately negotiated transaction with the issuer of the ELSs (or its broker-dealer affiliate, collectively referred to in this section as the “issuer”). The Fund may or may not hold an ELS until its maturity.

Investments in ELSs subject the Fund to risks, primarily to the downside market risk associated with the Underlying Equity, and to additional risks not typically associated with investments in listed equity securities, such as liquidity risk, credit risk of the issuer, and concentration risk. Most ELSs do not have any downside protection (though some ELSs provide for a floor on the downside). In general, an investor in an ELS has the same downside risk as an investor in the Underlying Equity. The liquidity of an ELS that is not actively traded on an exchange is linked to the liquidity of the Underlying Equity. The issuer of an ELS generally purchases the Underlying Equity as a hedge. If the Fund wants to sell an ELS back to the issuer prior to its maturity, the issuer may sell the Underlying Equity to unwind the hedge and, therefore, must take into account the liquidity of the Underlying Equity in negotiating the purchase price the issuer will pay to the Fund to acquire the ELS.

The liquidity of unlisted ELSs is normally determined by the willingness of the issuer to make a market in the ELS. While the Fund will seek to purchase ELSs only from issuers that it believes to be willing to, and capable of, repurchasing the ELS at a reasonable price, there can be no assurance that the Fund will be able to sell any ELS at such a price or at all. This may impair the Fund's ability to enter into other transactions at a time when doing so might be advantageous. In addition, because ELSs are senior unsecured notes of the issuer, the Fund would be subject to the credit risk of the issuer and the potential risk of being too concentrated in the securities (including ELSs) of that issuer. The Fund bears the risk that the issuer may default on its obligations under the ELS. In the event of insolvency of the issuer, the Fund will be unable to obtain the intended benefits of the ELS. Moreover, it may be difficult to obtain market quotations for purposes of valuing the Fund’s ELSs and computing the Fund’s net asset value.

Price movements of an ELS will likely differ significantly from price movements of the Underlying Equity, resulting in the risk of loss if the investment manager is incorrect in its expectation of fluctuations in securities prices, interest rates or currency prices or other relevant features of an ELS.

Except as otherwise specifically noted above, these investment strategies are not fundamental and each Fund, with the approval of the Board of Trustees of the Series, may change such strategies without the vote of shareholders.

Fundamental Restrictions

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of each Fund’s outstanding voting securities. Under these policies, each Fund may not:

•

purchase or sell commodities or commodity contracts, except to the extent permissible under applicable law and interpretations, as they may be amended from time to time. In addition, the Board has adopted the following non-fundamental polices: each Fund may purchase and sell commodities and commodity contracts only to the extent that such activities do not result in a Fund being a “commodity pool” as defined in the Commodity Exchange Act and the Commodity Futures Trading Commission’s regulations and interpretations thereunder. The Manager must seek Board approval to invest in any type of commodity or commodity contract if it is of the type a Fund has not previously utilized;

•

purchase securities on margin except as permitted by the Investment Company Act of 1940 (the “1940 Act”) or any rule thereunder, any Securities and Exchange Commission (the “SEC”) or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

issue senior securities or borrow money, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•	make loans, except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC;

•

underwrite the securities of other issuers except to the extent a Fund may be deemed an underwriter under the 1933 Act in disposing of a portfolio security or in connection with investments in other investment companies;

•

purchase or hold any real estate including limited partnership interests in real property, except each Fund may invest in debt securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein, including REITs;

•	make any investment inconsistent with a Fund’s classification as a diversified investment company under the 1940 Act;

•

invest 25% or more of its total assets, at market value, in any one industry, except that 25% limitation on industry concentration does not apply to securities issued or guaranteed by the US government or any of its agencies or instrumentalities (which may include mortgage-related securities);

•

purchase or hold the securities of any issuer, if to its knowledge, Trustees or officers of the Series individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities; and

•	engage in transactions with its Trustees and officers, or firms they are associated with, in connection with the purchase or sale of securities, except as broker.

Certain of the fundamental policies set forth above prohibit transactions “except as permitted by the 1940 Act or any rule thereunder, any SEC or SEC staff interpretations thereof or any exemptions therefrom which may be granted by the SEC.” The following discussion explains the flexibility that the each Fund gains from these exceptions.

Purchase of securities on margin – A purchase on margin involves a loan from the broker-dealer arranging the transaction. The “margin” is the cash or securities that the borrower places with the broker-dealer as collateral against the loan. However, the purchase of securities on margin is effectively prohibited by the 1940 Act because a Fund generally may borrow only from banks. Thus, under current law, this exception does not provide any additional flexibility to a Fund.

Issuing senior securities – A “senior security” is an obligation with respect to the earnings or assets of a company that takes precedence over the claims of that company's common stock with respect to the same earnings or assets. The 1940 Act prohibits a mutual fund from issuing senior securities other than certain borrowings, but SEC staff interpretations allow a fund to engage in certain types of transactions that otherwise might raise senior security concerns (such as short sales, buying and selling financial futures contracts and selling put and call options), provided that the fund maintains segregated deposits or portfolio securities, or otherwise covers the transaction with offsetting portfolio securities, in amounts sufficient to offset any liability associated with the transaction. The exception in the fundamental policy allows each Fund to operate in reliance upon these staff interpretations.

Borrowing money – The 1940 Act permits a fund to borrow up to 33  1/3% of its total assets (including the amounts borrowed) from banks, plus an additional 5% of its total assets for temporary purposes, which may be borrowed from banks or other sources.

Making loans – The 1940 Act generally prohibits each Fund from making loans to affiliated persons but does not otherwise restrict a Fund’s ability to make loans.

Each Fund may not change its investment objective without shareholder approval.

Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of the Series or of a particular Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Series or of such Fund; or (2) 67% or more of the shares present at a shareholders’ meeting if more than 50% of the outstanding shares of the Series or of such Fund are represented at the meeting in person or by proxy.

The Funds also may not acquire any securities of a registered open-end investment company or a registered unit investment trust in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act. This policy is not fundamental.

Each Fund will provide shareholders with at least 60 days prior notice of any change in that Fund’s “80%” investment policy as described in the Prospectuses. Such notice will be provided in plain English in a separate written document and will contain the following prominent statement, in bold-face type: “Important Notice Regarding Change in Investment Policy”. This prominent statement will also appear on the envelope in which the notice is delivered or, if the notice is delivered separately from other communications to shareholders, such statement will appear either on the notice or on the envelope in which the notice is delivered. This policy is not fundamental.

Temporary Defensive Position

In an attempt to respond to adverse market, economic, political, or other conditions, the High-Yield Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers’ acceptances, or repurchase agreements for such securities, and securities of the US government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The High-Yield Fund’s investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States. The High-Yield Fund may also invest in high-yield, medium and lower quality corporate notes.

Portfolio Turnover

Each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The portfolio turnover rate for the U.S. Government Securities Fund for the years ended December 31, 2008 and 2007 were 327.26% and 204.04%, respectively. . The portfolio turnover rate for the High-Yield Fund for the years ended December 31, 2008 and 2007 were 64.19% and 77.94%, respectively.

Disclosure of Portfolio Holdings

Each fund’s Board and the investment manager believe that the investment ideas of the investment manager with respect to management of a fund should benefit the fund and its shareholders, and do not want to afford speculators an opportunity to profit by anticipating fund trading strategies or by using fund portfolio holdings information for stock picking. However, each fund’s Board also believes that knowledge of the fund’s portfolio holdings can assist shareholders in monitoring their investments, making asset allocation decisions, and evaluating portfolio management techniques.

Each fund’s Board has therefore adopted the investment manager’s policies and approved the investment manager’s procedures, including the investment manager’s oversight of subadviser practices, relating to disclosure of the fund’s portfolio securities. These policies and procedures are intended to protect the confidentiality of fund portfolio holdings information and generally prohibit the release of such information until such information is made public, unless such persons have been authorized to receive such information on a selective basis, as described below. It is the policy of the fund not to provide or permit others to provide holdings information on a selective basis, and the investment manager does not intend to selectively disclose holdings information or expect that such holdings information will be selectively disclosed, except where necessary for the fund’s operation or where there are legitimate business purposes for doing so and, in any case, where conditions are met that are designed to protect the interests of the fund and its shareholders. Although the investment manager seeks to limit the selective disclosure of portfolio holdings information and such selective disclosure is monitored under the fund’s compliance program for conformity with the policies and procedures, there can be no assurance that these policies will protect the fund from the potential misuse of holdings information by individuals or firms in possession of that information. Under no circumstances may the investment manager, its affiliates or any employee thereof receive any consideration or compensation for disclosing such holdings information.

A complete schedule of each fund’s portfolio holdings is available semi-annually and annually in shareholder reports filed on Form N-CSR and, after the first and third fiscal quarters, in regulatory filings on Form N-Q. These shareholder reports and regulatory filings are filed with the SEC in accordance with federal securities laws and are generally available within sixty (60) days of the end of a fund’s fiscal quarter, on the SEC’s website. Once holdings information is filed with the SEC, it will also be posted on the website for the RiverSource funds at riversource.com/funds and for the Seligman funds at seligman.com, and it may be mailed, e-mailed or otherwise transmitted to any person.

In addition, the investment manager makes publicly available information regarding a fund’s top ten holdings (including name and percentage of a fund’s assets invested in each such holding) and the percentage breakdown of a fund’s investments by country, sector and industry, as applicable. This holdings information is generally made available through the website, marketing communications (including printed advertisements and sales literature), and/or telephone customer service centers that support the fund. This holdings information is generally as of a month-end and is not released until it is at least fifteen (15) days old.

From time to time, the investment manager may make partial or complete fund holdings information that is not publicly available on the website or otherwise available in advance of the time restrictions noted above (1) to its affiliated and unaffiliated service providers that require the information in the normal course of business in order to provide services to the fund (including, without limitation entities identified by name in the fund’s prospectus or this SAI, such as custodians, auditors, subadvisers, financial printers (Cenveo, Inc., Vestek, Data Communiqué, Inc.), pricing services (including Reuters Pricing Service, FT Interactive Data Corporation, Bear Stearns Pricing Service, and Kenny S&P), proxy voting services (Institutional Shareholder Services), and companies that deliver or support systems that provide analytical or statistical information (including Factset Research Systems, Bloomberg, L.P. Investment Technology Group, Inc.), operational functions (Brown Brothers Harriman & Co. (2) to facilitate the review and/or rating of the fund by ratings and rankings agencies (including Morningstar, Inc., Thomson Financial and Lipper Inc.), (3) entities that provide trading, research or other investment related services (including Citigroup, Merrill Lynch & Co., and Morgan Stanley), and (4) fund intermediaries that include the funds in discretionary wrap or other investment programs that request such information in order to support the services provided to investors in the programs. In such situations, the information is released subject to confidentiality agreements, duties imposed under applicable policies and procedures (for example, applicable codes of ethics) designed to prevent the misuse of confidential information, general duties under applicable laws and regulations, or other such duties of confidentiality. In addition, the fund discloses holdings information as required by federal, state or international securities laws, and may disclose holdings information in response to requests by governmental authorities, or in connection with litigation or potential litigation, a restructuring of a holding, where such disclosure is necessary to participate or explore participation in a restructuring of the holding (e.g., as part of a bondholder group), or to the issuer of a holding, pursuant to a request of the issuer or any other party who is duly authorized by the issuer.

Each fund’s Board has adopted the policies of the investment manager and approved the procedures Ameriprise Financial has established to ensure that the fund’s holdings information is only disclosed in accordance with these policies. Before any selective disclosure of holdings information is permitted, the person seeking to disclose such holdings information must submit a written request to the Portfolio Holdings Committee (“PHC”). The PHC is comprised of members from the investment manager’s General Counsel’s Office, Compliance, and Communications. The PHC has been authorized by the fund’s Board to perform an initial review of requests for disclosure of holdings information to evaluate whether there is a legitimate business purpose for selective disclosure, whether selective disclosure is in the best interests of a fund and its shareholders, to consider any potential conflicts of interest between the fund, the investment manager, and its affiliates, and to safeguard against improper use of holdings information. Factors considered in this analysis are whether the recipient has agreed to or has a duty to keep the holdings information confidential and whether risks have been mitigated such that the recipient has agreed or has a duty to use the holdings information only as necessary to effectuate the purpose for which selective disclosure was authorized, including a duty not to trade on such information. Before portfolio holdings may be selectively disclosed, requests approved by the PHC must also be authorized by a fund’s Chief Compliance Officer or the fund’s General Counsel. On at least an annual basis the PHC reviews the approved recipients of selective disclosure and, where appropriate, requires a resubmission of the request, in order to re-authorize any ongoing arrangements. These procedures are intended to be reasonably designed to protect the confidentiality of fund holdings information and to prohibit their release to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and other parties, until such holdings information is made public or unless such persons have been authorized to receive such holdings information on a selective basis, as set forth above.

Although the investment manager has set up these procedures to monitor and control selective disclosure of holdings information, there can be no assurance that these procedures will protect a fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Management of the Series

Board Members and Officers

Shareholders elect a Board that oversees the Funds’ operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

On November 7, 2008, RiverSource Investments, a wholly-owned subsidiary of Ameriprise Financial, announced the closing of its Acquisition of Seligman. With the Acquisition completed and shareholders having previously elected (at a special meeting held on November 3, 2008) ten new directors (collectively, the “New Board Members”), the New Board Members took office on November 7, 2008. The New Board Members are Kathleen Blatz, Arne H. Carlson, Pamela G. Carlton, Patricia M. Flynn, Anne P. Jones, Jeffrey Laikind, Stephen R. Lewis, Jr., Catherine James Paglia, Alison Taunton-Rigby and William F. Truscott. The New Board Members also became directors/trustees of the other Seligman funds in November 2008 and also serve as directors/trustees of the other funds in the RiverSource Family of Funds. Messrs. Leroy C. Richie and John F. Maher, who were members of the Board prior to November 7, 2008, have continued to serve on the Board after the Acquisition, which results in an overall increase from ten directors to 12 directors of the Series.

Information with respect to the members of the Board is shown below. Each member oversees 162 portfolios in the fund complex managed by RiverSource Investments, which includes 58 Seligman funds and 104 RiverSource funds RiverSource Partners funds and Threadneedle funds. Board members serve until the next regular shareholders’ meeting or until he or she reaches the mandatory retirement age established by the Board.

Independent Board Members

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Kathleen Blatz 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	Attorney; Chief Justice, Minnesota Supreme Court, 1998-2006	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Investment Review, Audit

Arne H. Carlson 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Chair, RiverSource Funds, 1999-2006; former Governor of Minnesota	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Pamela G. Carlton 901 S. Marquette Ave. Minneapolis, MN 55402 Age 54	Board member since November 7, 2008	President, Springboard-Partners in Cross Cultural Leadership (consulting company)	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Independent Board Members

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
Patricia M. Flynn 901 S. Marquette Ave. Minneapolis, MN 55402 Age 58	Board member since November 7, 2008	Trustee Professor of Economics and Management, Bentley University; Former Dean, McCallum Graduate School of Business, Bentley University	Other funds in the RiverSource Family of Funds	Board Governance, Contracts, Investment Review

Anne P. Jones 901 S. Marquette Ave. Minneapolis, MN 55402 Age 74	Board member since November 7, 2008	Attorney and Consultant	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Executive, Investment Review, Audit

Jeffrey Laikind, CFA 901 S. Marquette Ave. Minneapolis, MN 55402 Age 73	Board member since November 7, 2008	Former Managing Director, Shikiar Asset Management	American Progressive Insurance; other funds in the RiverSource Family of Funds	Distribution, Executive, Investment Review, Audit

Stephen R. Lewis, Jr. 901 S. Marquette Ave. Minneapolis, MN 55402 Age 70	Board member and Chair of Board since November 7, 2008	President Emeritus and Professor of Economics, Carleton College	Valmont Industries, Inc. (manufactures irrigation systems); other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

John F. Maher 901 S. Marquette Ave. Minneapolis, MN 55402 Age 65	Board member since 2006	Retired President and Chief Executive Officer and former Director, Great Western Financial Corporation (financial services), 1986-1997.	Other funds in the RiverSource Family of Funds	Distribution, Investment Review, Audit

Catherine James Paglia 901 S. Marquette Ave. Minneapolis, MN 55402 Age 56	Board member since November 7, 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company)	Other funds in the RiverSource Family of Funds	Board Governance, Compliance, Contracts, Executive, Investment Review

Leroy C. Richie 901 S. Marquette Ave. Minneapolis, MN 55402 Age 66	Board member since 2000	Counsel, Lewis & Munday, P.C. (law firm) since 1987; and Vice President and General Counsel, Automotive Legal Affairs, Chrysler Corporation, 1990-1997	Digital Ally, Inc., (digital imaging); Infinity, Inc. (oil and gas exploration and production); and OGE Energy Corp., (energy and energy services); other funds in the RiverSource Family of Funds	Contracts, Distribution, Investment Review

Alison Taunton-Rigby 901 S. Marquette Ave. Minneapolis, MN 55402 Age 65	Board member since November 7, 2008	Chief Executive Officer and Director, RiboNovix, Inc. since 2003 (biotechnology); former President, Forester Biotech	Idera Pharmaceuticals, Inc. (biotechnology); Healthways, Inc. (health management programs); other funds in the RiverSource Family of Funds	Contracts, Distribution, Executive, Investment Review

Board Member Affiliated With RiverSource Investments*

Name, Address, Age	Position with Fund and Length of Time Served	Principal Occupation During Last Five Years	Other Directorships	Committee Memberships
William F. Truscott 53600 Ameriprise Financial Center Minneapolis, MN 55474 Age 48	Board member and Vice President since November 7, 2008	President – U.S. Asset Management and Chief Investment Officer, Ameriprise Financial, Inc. since 2005; President, Chairman of the Board and Chief Investment Officer, RiverSource Investments, LLC since 2001; Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; and Senior Vice President – Chief Investment Officer, Ameriprise Financial, Inc., 2001-2005	Other funds in the RiverSource Family of Funds	None

*	Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments and Ameriprise Financial.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is a Vice President, the other officers are:

Fund Officers

Name, Address, Age	Position with Fund and Length of Time Served*	Principal Occupation During Last Five Years
Patrick T. Bannigan 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	President since November 7, 2008	Director and Senior Vice President – Asset Management, Products and Marketing, RiverSource Investments, LLC and; Director and Vice President – Asset Management, Products and Marketing, RiverSource Distributors, Inc. since 2006 and of RiverSource Fund Distributors, Inc. since 2008; Managing Director and Global Head of Product, Morgan Stanley Investment Management, 2004-2006; President, Touchstone Investments, 2002-2004

Michelle M. Keeley 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 45	Vice President since November 7, 2008	Executive Vice President – Equity and Fixed Income, Ameriprise Financial, Inc. and RiverSource Investments, LLC since 2006; Vice President – Investments, Ameriprise Certificate Company since 2003; Senior Vice President – Fixed Income, Ameriprise Financial, Inc., 2002-2006 and RiverSource Investments, LLC, 2004-2006

Amy K. Johnson 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 43	Vice President since November 7, 2008	Chief Administrative Officer, RiverSource Investments, LLC since 2009; Vice President – Asset Management and Trust Company Services, RiverSource Investments, LLC, 2006-2009; Vice President – Operations and Compliance, RiverSource Investments, LLC, 2004-2006; Director of Product Development – Mutual Funds, Ameriprise Financial, Inc., 2001-2004

Scott R. Plummer 172 Ameriprise Financial Center Minneapolis, MN 55474 Age 49	Vice President, General Counsel and Secretary since November 7, 2008	Vice President and Chief Counsel – Asset Management, Ameriprise Financial, Inc. since 2005; Chief Counsel, RiverSource Distributors, Inc. and Chief Legal Officer and Assistant Secretary, RiverSource Investments, LLC, since 2006; Chief Counsel, RiverSource Fund Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Vice President – Asset Management Compliance, Ameriprise Financial, Inc., 2004-2005; Senior Vice President and Chief Compliance Officer, USBancorp Asset Management, 2002-2004

Fund Officers

Name, Address, Age	Position with Fund and Length of Time Served*	Principal Occupation During Last Five Years
Lawrence P. Vogel 100 Park Avenue, New York, NY 10017 Age 52	Treasurer since 2000	Vice President, Managed Assets, Investment Accounting of Ameriprise Financial, Inc. since 2009; Treasurer, Seligman Data Corp. since 2000. Senior Vice President, Investment Companies, J. & W. Seligman & Co. Incorporated, 992-2008; former Vice President of the Seligman funds

Eleanor T.M. Hoagland 100 Park Avenue, New York, NY 10017 Age 58	Chief Compliance Officer since 2004; Anti-Money Laundering Prevention Officer and Identity Theft Prevention Officer since 2008	Chief Compliance Officer, RiverSource Investments, LLC and Kenwood Capital Management LLC since 2009; Chief Compliance Officer for each of the Seligman funds since 2004 and all funds in the RiverSource Family of Funds, Ameriprise Certificate Company, Seligman Data Corp. and RiverSource Service Corporation since 2009; Anti-Money Laundering Prevention Officer and Identity Theft Prevention Officer for each of the Seligman funds since 2008; and Managing Director, J. & W. Seligman & Co. Incorporated, and Vice-President for each of the Seligman funds, 2004-2008

*	All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Board Committees

The Board initially approved the Management Agreement and other contracts with the investment manager and its affiliates, and other service providers. The Management Agreement was also approved by shareholders of each Fund at a special meeting held on November 3, 2008. Once the contracts are approved, the Board monitors the level and quality of services including commitments of service providers to achieve expected levels of investment performance and stockholder services. In addition, the Board oversees that processes are in place to assure compliance with applicable rules, regulations and investment policies and addresses possible conflicts of interest. Annually, the Board evaluates the services received under the contracts by receiving reports covering investment performance, stockholder services, marketing, and the investment manager’s profitability in order to determine whether to continue existing contracts or negotiate new contracts.

The Board of Directors met 14 times during the year ended December 31, 2008, which includes 12 meetings by the Board as constituted prior to the Acquisition of Seligman and 2 meetings by the Board as currently constituted. As of November 7, 2008, the Board has organized the following standing committees to facilitate its work (accordingly, no committee meetings have been held prior to such date for these committees): Board Governance Committee, Compliance Committee, Contracts Committee, Distribution Committee, Executive Committee, Investment Review Committee and Audit Committee. These Committees are comprised solely of Directors who are not “interested persons” of the Series as that term is defined in the 1940 Act (i.e., they are independent directors). The table above describing each Director also includes their respective committee memberships. The duties of these committees are described below.

Mr. Lewis, as Chairman of the Board, acts as a point of contact between the independent Directors and RiverSource Investments between Board meetings in respect of general matters.

Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Chairman of the Board in relation to furthering the interests of the Funds and other funds in the RiverSource Family of Funds and their shareholders on external matters. The members of this committee are not “interested persons” as that term is defined in the 1940 Act. The committee, which operates pursuant to a written charter, also reviews candidates for Board membership, including candidates recommended by stockholders. This committee met 10 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Series’ then-existing Board Operations Committee and 2 meetings by the Fund’s then existing Director Nominating Committee, each of which performed functions similar to the Board Governance Committee, which met 1 time during the period after the Acquisition of Seligman.

To be considered as a candidate for director, recommendations must include a curriculum vitae and be mailed to the Chairman of the Board, RiverSource Family of Funds, 901 Marquette Avenue South, Suite 2810,

Minneapolis, MN 55402-3268. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s meeting of shareholders, if such a meeting is held. The committee will consider only one candidate submitted by such a shareholder or group for nomination for election at a meeting of shareholders, if such a meeting is held. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews.

The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering Director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of a Fund; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Compliance Committee. This committee supports the Series’ maintenance of a strong compliance program by providing a forum for independent Board members to consider compliance matters impacting the Fund or its key service providers; developing and implementing, in coordination with the Series’ Chief Compliance Officer (CCO), a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the CCO to meet with independent Board members on a regular basis to discuss compliance matters. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Series’ then existing Board of Directors, which performed functions similar to the Compliance Committee, which met 1 time during the period after the Acquisition of Seligman.

Contracts Committee. This committee reviews and oversees the contractual relationships with service providers and receives and analyzes reports covering the level and quality of services provided under contracts with the Series. It also advises the Board regarding actions taken on these contracts during the annual review process. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Series’ then existing Board Operations Committee, which performed functions similar to the Contracts Committee, which met 1 time during the period after the Acquisition of Seligman.

Distribution Committee. This committee reviews and supports product development, marketing, sales activity and practices related to the Funds, and reports to the Board as appropriate. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Series’ then existing Board of Directors, which performed functions similar to the Distribution Committee, which met 1 time during the period after the Acquisition of Seligman.

Executive Committee. This committee acts for the Board between meetings of the Board. This committee did not meet during the year ended December 31, 2008.

Investment Review Committee. This committee reviews and oversees the management of each Fund’s assets and considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. This committee met 8 times during the year ended December 31, 2008, which includes, prior to the Acquisition of Seligman, 7 meetings by the Series’ then existing Board of Directors, which performed functions similar to the Investment Review Committee, which met 1 time during the period after the Acquisition of Seligman.

Audit Committee. This committee oversees the accounting and financial reporting processes of the Funds and internal controls over financial reporting and oversees the quality and integrity of the Funds’ financial statements and independent audits as well as the Funds’ compliance with legal and regulatory requirements relating to the Funds’ accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Series’ independent registered public accounting firm and reviews and evaluates the qualifications, independence and performance of such firm. This committee operates pursuant to a written charter. This committee met 4 times during the year ended December 31, 2008, which includes 3 meetings by the audit committee as constituted prior to the Acquisition of Seligman and 1 meeting by the Audit Committee as currently constituted.

Procedures for Communications to the Board of Directors

The Board of Directors has adopted a process for shareholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a shareholder must send written communications to Board Services Corporation, 901 Marquette Avenue South, Minneapolis, Minnesota 55402, addressed to the Board of Directors of the Series (on behalf of a Fund) or the individual Director. All shareholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

Beneficial Ownership of Shares

As of December 31, 2008, the Trustees beneficially owned shares in the Funds and the RiverSource Family of Funds (which includes the Seligman funds and the Series) as follows:

Name	Dollar Range of Shares Owned By Trustee in each Fund	Aggregate Dollar Range of Shares Owned by Trustee in the RiverSource Family of Funds
INDEPENDENT BOARD MEMBERS
Kathleen Blatz	None	Over $100,000
Arne H. Carlson	None	Over $100,000
Pamela G. Carlton	None	$50,001-$100,000
Patricia M. Flynn	None	Over $100,000*
Anne P. Jones	None	Over $100,000
Jeffrey Laikind	None	Over $100,000
Stephen R. Lewis, Jr.	None	Over $100,000*
John F. Maher	None	Over $100,000*
Catherine James Paglia	None	Over $100,000*
Leroy C. Richie	$1-$10,000	Over $100,000
Alison Taunton-Rigby	None	Over $100,000
AFFILIATED BOARD MEMBERS
William F. Truscott	None	Over $100,000

*	Total includes deferred compensation invested in share equivalents.

Compensation Table

The New Board Members became Trustees of the Series and substantially all of the Seligman-branded funds effective November 7, 2008 at the completion of RiverSource Investments’ Acquisition of Seligman. For the year ended December 31, 2008, any compensation received by the New Board Members from the Series (and other Seligman-branded funds) would relate to the period of November 7, 2008 through December 31, 2008. Only Messrs. Maher and Richie were Trustees of the Series (and other Seligman-branded funds) during the entire year ended December 31, 2008. Messrs. Maher and Richie became directors of the other funds in the RiverSource Family of Funds on December 10, 2008 and November 12, 2008, respectively. Total Trustees’ fees paid by the Series to the current independent Trustees for the year ended December 31, 2008 were as follows (this amount does not reflect fees paid to former directors who resigned in the fourth quarter of 2008):

Name and Position with Series	Aggregate Compensation from the series	Pension or Retirement Benefits Accrued as Part of the Series Expenses	Total Compensation from the Series and RiverSource Family of Funds Paid to Trustees (1)
Kathleen Blatz, Trustee	$112	N/A	$177,500
Arne H. Carlson, Trustee	112	N/A	180,000
Pamela G. Carton, Trustee	104	N/A	165,000
Patricia M. Flynn, Trustee (2)	57	N/A	167,500
Anne P. Jones, Trustee	112	N/A	177,500
Jeffrey Laikind, Trustee	104	N/A	165,000

Stephen R. Lewis, Jr., Trustee (2)	191	N/A	400,000
John F. Maher, Trustee (2)	2,147	N/A	89,450
Catherine James Paglia, Trustee (2)	11	N/A	170,000
Leroy C. Richie, Trustee	2,405	N/A	116,366
Alison Taunton-Rigby, Trustee	104	N/A	167,500

(1)	At December 31, 2008, the Trustees had oversight responsibilities for 163 investment companies, including the Series.
(2)	Ms. Flynn, Mr. Lewis, Mr. Maher and Ms. Paglia elected to defer a portion of the total compensation payable during the period in the amount of $82,208, $60,000, $77,825 and $166,667, respectively.

The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because the time demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other mutual fund complexes of comparable size. In determining the compensation paid to the Chair, the independent Board members take into account, among other things, the Chair’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the funds’ Chief Compliance Officer, Counsel to the independent Board members, and the funds’ service providers) which result in a significantly greater time commitment required of the Board Chair. The Chair’s compensation, therefore, has generally been set at a level between 2.5 and 3 times the level of compensation paid to other independent Board members.

The independent Board members are paid an annual retainer of $95,000. Committee and sub-committee Chairs each receive an additional annual retainer of $5,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $5,000 per day of in-person Board meetings and $2,500 per day of in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chair will receive total annual cash compensation of $400,000. The fees payable to the Chairman as well as the other fees described above that are payable to the other independent directors are the aggregate director/trustee fees paid by all of the funds (other than any fund-of-funds) in the RiverSource Family of Funds, including the Funds. These fees are accrued monthly based upon the relative net assets of these funds

The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the “Deferred Plan”). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if they had been invested in shares of one or more RiverSource funds, RiverSource Partners funds, Threadneedle funds and, as available, the Seligman funds, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on Fund assets and liabilities.

Code of Ethics

The funds in the RiverSource Family of Funds (which includes the Seligman funds), RiverSource Investments (the investment manager for the funds), and the distributor have each adopted a Code of Ethics (collectively, the “Codes”) and related procedures reasonably designed to prevent violations of Rule 204A-1 under the Investment Advisers Act of 1940 and Rule 17j-1 under the 1940 Act. The Codes contain provisions reasonably necessary to prevent a fund’s access persons from engaging in any conduct prohibited by paragraph (b) of Rule 17j-1, which indicates that it is unlawful for any affiliated person of or principal underwriter for a fund, or any affiliated person of an investment adviser of or principal underwriter for a fund, in connection with the purchase or sale, directly or indirectly, by the person of a security held or to be acquired by a fund (i) to employ any device, scheme or artifice to defraud a fund; (ii) to make any untrue statement of a material fact to a fund or omit to state a material fact necessary in order to make the statements made to a fund, in light of the circumstances under which they are made, not misleading; (iii) to engage in any act, practice or course of business that operates or would operate as a fraud or deceit on a fund; or (iv) to engage in any manipulative practice with respect to a fund. The Codes prohibit affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the fund.

Proxy Voting

GENERAL GUIDELINES, POLICIES AND PROCEDURES

The funds in the RiverSource Family of Funds, which includes the Series, uphold a long tradition of supporting sound and principled corporate governance. The Board, which consists of a majority of independent Board members, determines policies and voted proxies. The funds’ investment manager, RiverSource Investments, and the funds’ administrator, Ameriprise Financial, provide support to the Board in connection with the proxy voting process.

GENERAL GUIDELINES

Corporate Governance Matters — The Board supports proxy proposals that it believes are tied to the interests of shareholders and votes against proxy proposals that appear to entrench management. For example:

•	The Board generally votes in favor of proposals for an independent chairman or, if the chairman is not independent, in favor of a lead independent director.

•	The Board supports annual election of all directors and proposals to eliminate classes of directors.

•

In a routine election of directors, the Board will generally vote with management’s recommendations because the Board believes that management and nominating committees of independent directors are in the best position to know what qualifications are required of directors to form an effective board. However, the Board will generally vote against a nominee who has been assigned to the audit, compensation, or nominating committee if the nominee is not independent of management based on established criteria. The Board will also withhold support for any director who fails to attend 75% of meetings or has other activities that appear to interfere with his or her ability to commit sufficient attention to the company and, in general, will vote against nominees who are determined to have been involved in options backdating.

•

The Board generally supports proposals requiring director nominees to receive a majority of affirmative votes cast in order to be elected to the board, and opposes cumulative voting based on the view that each trustee elected should represent the interests of all shareholders.

•

Votes in a contested election of trustees are evaluated on a case-by-case basis. In general, the Board believes that incumbent management and nominating committees, with access to more and better information, are in the best position to make strategic business decisions. However, the Board will consider an opposing slate if it makes a compelling business case for leading the company in a new direction.

Shareholder Rights Plans — The Board generally supports shareholder rights plans based on a belief that such plans force uninvited bidders to negotiate with a company’s board. The Board believes these negotiations allow time for the company to maximize value for shareholders by forcing a higher premium from a bidder, attracting a better bid from a competing bidder or allowing the company to pursue its own strategy for enhancing shareholder value. The Board supports proposals to submit shareholder rights plans to shareholders and supports limiting the vote required for approval of such plans to a majority of the votes cast.

Auditors — The Board values the independence of auditors based on established criteria. The Board supports a reasonable review of matters that may raise concerns regarding an auditor’s service that may cause the Board to vote against a management recommendation, including, for example, auditor involvement in significant financial restatements, options backdating, material weaknesses in control, attempts to limit auditor liability or situations where independence has been compromised.

Stock Option Plans and Other Management Compensation Issues — The Board expects company management to give thoughtful consideration to providing competitive long-term employee incentives directly tied to the interest of shareholders. The Board votes against proxy proposals that it believes dilute shareholder value excessively. The Board believes that equity compensation awards can be a useful tool, when not abused, for retaining employees and giving them incentives to engage in conduct that will improve the performance of the company. In this regard, the Board generally favors minimum holding periods of stock obtained by senior management pursuant to an option plan and will vote against compensation plans for executives that it deems excessive.

Social and Corporate Policy Issues — The Board believes proxy proposals should address the business interests of the corporation. Shareholder proposals sometime seek to have the company disclose or amend certain business practices based purely on social or environmental issues rather than compelling business arguments. In general, the Board recognizes our fund shareholders are likely to have differing views of social and environmental issues and believes that these matters are primarily the responsibility of a company’s management and its board of directors.

POLICIES AND PROCEDURES

The policy of the Board is to vote all proxies of the companies in which a fund holds investments. Because of the volume and complexity of the proxy voting process, including inherent inefficiencies in the process that are outside the control of the Board or the Proxy Team (below), not all proxies may be voted. The Board has implemented policies and procedures that have been reasonably designed to vote proxies and to ensure that there are no conflicts between interests of a fund’s shareholders and those of the funds’ principal underwriters, RiverSource Investments, or other affiliated persons. In exercising its proxy voting responsibilities, the Board may rely upon the research or recommendations of one or more third party service providers.

The administration of the proxy voting process is handled by the RiverSource Proxy Administration Team (“Proxy Team”). In exercising its responsibilities, the Proxy Team may rely upon one or more third party service providers. The Proxy Team assists the Board in identifying situations where its guidelines do not clearly require a vote in a particular manner and assists in researching matters and making voting recommendations. RiverSource Investments may recommend that a proxy be voted in a manner contrary to the Board’s guidelines. In making recommendations to the Board about voting on a proposal, the investment manager relies on its own investment personnel (or the investment personnel of a fund’s subadviser(s)) and information obtained from an independent research firm. The investment manager makes the recommendation in writing. The process requires that Board members who are independent from the investment manager consider the recommendation and decide how to vote the proxy proposal or establish a protocol for voting the proposal.

On an annual basis, or more frequently as determined necessary, the Board reviews recommendations to revise the existing guidelines or add new guidelines. Recommendations are based on, among other things, industry trends and the frequency that similar proposals appear on company ballots.

The Board considers management’s recommendations as set out in the company’s proxy statement. In each instance in which a fund votes against management’s recommendation (except when withholding votes from a nominated trustee), the Board sends a letter to senior management of the company explaining the basis for its vote. This permits both the company’s management and the Board to have an opportunity to gain better insight into issues presented by the proxy proposal(s).

Voting in Countries Outside the United States (Non-U.S. Countries) — Voting proxies for companies not domiciled in the United States may involve greater effort and cost due to the variety of regulatory schemes and corporate practices. For example, certain non-U.S. countries require securities to be blocked prior to a vote, which means that the securities to be voted may not be traded within a specified number of days before the shareholder meeting. The Board typically will not vote securities in non-U.S. countries that require securities to be blocked as the need for liquidity of the securities in the funds will typically outweigh the benefit of voting. There may be additional costs associated with voting in non-U.S. countries such that the Board may determine that the cost of voting outweighs the potential benefit.

Securities on Loan — The Board will generally refrain from recalling securities on loan based upon its determination that the costs and lost revenue to the funds, combined with the administrative effects of recalling the securities, generally outweigh the benefit of voting the proxy. While neither the Board nor the funds’ administrator assesses the economic impact and benefits of voting loaned securities on a case-by-case basis, situations may arise where the Board requests that loaned securities be recalled in order to vote a proxy. In this regard, if a proxy relates to matters that may impact the nature of a company, such as a proposed merger or acquisition, and the funds’ ownership position is more significant, the Board has established a guideline to direct the funds’ administrator to use its best efforts to recall such securities based upon its determination that, in these situations, the benefits of voting such proxies generally outweigh the costs or lost revenue to the funds, or any potential adverse administrative effects to the funds, of not recalling such securities.

Investment in Affiliated Funds — Certain funds may invest in shares of other Seligman funds (referred to in this context as “underlying funds”) and may own substantial portions of these underlying funds. The proxy policy of the funds is to ensure that direct public shareholders of underlying funds control the outcome of any shareholder vote. To help manage this potential conflict of interest, recognizing that the direct public shareholders of these underlying funds may represent only a minority interest, the policy of the funds is to vote proxies of the underlying funds in the same proportion as the vote of the direct public shareholders. If there are no direct public shareholders of an underlying fund, the policy is to cast votes in accordance with instructions from the independent members of the Board.

A note with respect to underlying funds: The underlying funds and the funds-of-funds share the same officers, Board members, and investment manager, RiverSource Investments. The funds-of-funds do not invest in an underlying fund for the purpose of exercising management or control; however, from time to time, investments by the funds-of-funds in a fund may represent a significant portion of a fund. Because the funds-of-funds may own a substantial portion of the shares of a fund, procedures have been put into place to assure that public shareholders will determine the outcome of all actions taken at underlying fund shareholder meetings.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Control Persons and Principal Holders of Securities

Control Persons

As of April 2, 2009, there was no person or persons who controlled either the U.S. Government Securities Fund or the High-Yield Fund, either through a significant ownership of shares or any other means of control.

Principal Holders

As of April 2, 2009, the following principal holders owned 5% or more of the then outstanding shares of capital stock of a Class of shares for the following Funds:

Name and Address	Fund/Class	Percentage of Total Shares Held
MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	High-Yield Fund/Class A	9.84%

Citigroup Global House Account, 7th Floor, 333 West 34th Street, New York, NY 10001	High-Yield Fund/Class A	5.32%

MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	High-Yield Fund/Class B	9.39%

Morgan Stanley DW, Attn. Mutual Fund Operations, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	High-Yield Fund/Class B	8.76%

Citigroup Global House Account, 7th Floor, 333 West 34th Street, New York, NY 10001	High-Yield Fund/Class B	6.10%

Name and Address	Fund/Class	Percentage of Total Shares Held

MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	High-Yield Fund/Class C	22.35%

Citigroup Global House Account, 7th Floor, 333 West 34th Street, New York, NY 10001	High-Yield Fund/Class C	6.14%

State Street Bank & Trust Co., FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	High-Yield Fund/Class I	24.81%

State Street Bank & Trust Co., FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	High-Yield Fund/Class I	15.66%

State Street Bank & Trust Co., FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	High-Yield Fund/Class I	14.08%

State Street Bank & Trust Co., FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	High-Yield Fund/Class I	11.56%

Patterson & Co., FBO Customers, 1525 West WT Harris Blvd., Charlotte, NC 28288	High-Yield Fund/Class I	9.95%

State Street Bank & Trust Co., FBO Customers, North Carolina College Savings, 105 Rosemont Avenue, Westwood, MA 02090	High-Yield Fund/Class I	9.11%

Patterson & Co., FBO Customers, 1525 West WT Harris Blvd., Charlotte, NC 28288	High-Yield Fund/Class I	7.72%

MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	U.S. Government Securities Fund/ Class A	9.24%

MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	U.S. Government Securities Fund/ Class B	10.49%

Morgan Stanley DW, Attn. Mutual Fund Operations, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	U.S. Government Securities Fund/ Class B	6.03%

MLPF&S FBO Customers, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246	U.S. Government Securities Fund/ Class C	27.58%

Management Ownership

As of April 2, 2009, Trustees and officers of the U.S. Government Securities Fund as a group owned less than 1% of the U.S. Government Securities Fund Class A shares of the then outstanding shares of beneficial interest of the Fund. As of the same date, Trustees or officers of the Fund did not own any of the Fund’s Class B shares, Class C shares, Class I shares or Class R shares of the then outstanding shares of beneficial interest of the Series.

As of April 2, 2009, Trustees and officers of the High-Yield Fund as a group owned less than 1% of the Fund’s Class A shares of the then outstanding shares of beneficial interest of the Fund. As of the same date, Trustees and officers of the High-Yield Fund did not own any of the Fund’s Class B shares, Class C shares, Class I shares, or Class R shares of the then outstanding shares of beneficial interest of the Fund.

Investment Advisory and Other Services

Investment Manager

With the completion of the Acquisition of Seligman by RiverSource Investments and with shareholders of each Fund having previously approved (at a special meeting held on November 3, 2008) the Management Agreement, RiverSource Investments became the new investment manager of the Funds, effective November 7, 2008.

RiverSource Investments, 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, is also the investment manager of the other funds in the RiverSource Family of Funds and is a wholly-owned subsidiary of Ameriprise Financial. Ameriprise Financial is a financial planning and financial services company that has been offering solutions for clients’ asset accumulation, income management and protection needs for more than 110 years. In addition to managing investments for the RiverSource Family of Funds, RiverSource Investments manages investments for the RiverSource funds, itself and its affiliates. For institutional clients, RiverSource Investments and its affiliates provide investment management and related services, such as separate account asset management, and institutional trust and custody, as well as other investment products.

Under the Management Agreement subject to the control of the Series’ Board of Trustees, RiverSource Investments manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund’s investment objectives and policies.

Effective November 7, 2008, each Fund pays RiverSource Investments a management fee for its services, calculated daily and payable monthly (effective November 7, Seligman, the predecessor investment manager, no longer receives a management fee from the Funds). For the U.S. Government Securities Fund, the fee is equal to 0.50% per annum of the Fund’s average daily net assets on an annual basis. The management fee for the High-Yield Fund is equal to 0.65% of the Fund’s average daily net assets on the first $1 billion of net assets and 0.55% per annum of the Fund’s average daily net assets in excess of $1 billion. The management fees paid by the U.S. Government Securities Fund for the years ended December 31, 2008, 2007 and 2006 equaled 0.50% of the average daily net assets of such Fund, or $355,918, $292,788 and $340,058, respectively. The management fees paid by the High-Yield Fund for the years ended December 31, 2008, 2007 and 2006 equaled 0.65% of the average daily net assets of such Fund, or $1,353,866, $1,927,944 and $2,443,687, respectively. As of the date of this SAI, Ameriprise Financial provides administrative services to the Fund(s) at no cost and RiverSource Investments provides investment management services for a fee. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table of the prospectus). There will be no net impact to the fees that the Fund(s) will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund(s). Please see the Appendices C and D in this SAI for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Under the agreement, a fund also pays taxes, brokerage commissions and nonadvisory expenses, which include custodian fees and charges; fidelity bond premiums; certain legal fees; registration fees for shares; consultants’ fees; compensation of Board members, officers and employees not employed by the investment manager or its affiliates; corporate filing fees; organizational expenses; expenses incurred in connection with lending securities; interest and fee expense related to a fund’s participation in inverse floater structures; and expenses properly payable by a fund, approved by the Board.

With respect to each Fund, the Management Agreement provides that it is effective on November 7, 2008 and will continue in full force and effect until November 7, 2010, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Trustees or of the outstanding voting securities of the Fund and by a vote of a majority of Trustees who are not parties to the Management Agreement or interested persons of any such party). The Management Agreement may be terminated by eithera Fund or RiverSource Investments at any time by giving the other party 60 days’ written notice of such intention to terminate, provided that any termination shall be made without the payment of any penalty, and provided further that termination may be effected either by the Board or by a vote of the majority of the outstanding voting shares of the Fund. The Management Agreement will terminate automatically in the event of its assignment, as such term is defined in the 1940 Act.

Except for bad faith, intentional misconduct or negligence in regard to the performance of its duties under the Management Agreement, neither RiverSource Investments, nor any of its respective directors, officers, partners, principals, employees, or agents will be liable for any acts or omissions or for any loss suffered by the Fund or its shareholders or creditors. Each of RiverSource Investments, and its respective directors, officers, partners, principals, employees and agents, will be entitled to rely, and will be protected from liability in reasonably relying, upon any information or instructions furnished to it (or any of them as individuals) by the Fund or its agents which is believed in good faith to be accurate and reliable. RiverSource Investments does not warrant any rate of return, market value or performance of any assets in the Fund. Notwithstanding the foregoing, the federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, the Fund does not waive any right which it may have under such laws or regulations.

Principal Underwriter

RiverSource Fund Distributors, Inc., formerly, Seligman Advisors, Inc., (an affiliate of RiverSource Investments), located at 50611 Ameriprise Financial Center, Minneapolis, Minnesota 55402, acts as general distributor of the shares of each Fund of the Series, as well as the funds in the RiverSource Family of Funds. The distributor is an “affiliated person” (as defined in the 1940 Act) of RiverSource Investments, which is itself an affiliated person of the Series. Those individuals identified above under “Management Information” as trustees or officers of both the Series and the distributor (in which case, directors or trustees) are affiliated persons of both entities.

Administrative Services

Under an Administrative Services Agreement, Ameriprise Financial provides the Fund(s) with administration and accounting services. As of the date of this SAI, Ameriprise Financial provides administrative services to the Fund(s) at no cost and RiverSource Investments provides investment management services for a fee. Effective in the second half of 2009, Ameriprise Financial will charge the Fund a fee for its services (which would be reflected in the Fund’s “Other Expenses” in the fee table of the prospectus). There will be no net impact to the fees that the Fund(s) will pay because the administrative fee will be fully offset by a reduction in the investment management fees charged to the Fund. Please see the Appendices C and D in this SAI for the schedule of investment management fees and administrative fees effective in the second half of 2009.

Third parties with which Ameriprise Financial contracts to provide services for the fund or its shareholders may pay a fee to Ameriprise Financial to help defray the cost of providing administrative and accounting services. The amount of any such fee is negotiated separately with each service provider and does not constitute compensation for investment advisory, distribution, or other services. Payment of any such fee neither increases nor reduces fees or expenses paid by shareholders of the fund.

Other Investment Advice

No person or persons, other than directors, trustees, officers, or employees of RiverSource Investments, regularly advise the Funds of the Series or RiverSource Investments with respect to the Funds’ respective investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares as set forth below:

Initial sales charge(a) for Class A shares

For equity funds and funds-of-funds (equity)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	5.75%	6.10%	5.00%
$50,000—$99,999	4.75	4.99	4.00
$100,000—$249,999	3.50	3.63	3.00
$250,000—$499,999	2.50	2.56	2.15
$500,000—$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

For fixed income funds except those listed below and funds-of-funds (fixed income)

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	4.75%	4.99%	4.00%
$50,000—$99,999	4.25	4.44	3.50
$100,000—$249,999	3.50	3.63	3.00
$250,000—$499,999	2.50	2.56	2.15
$500,000—$999,999	2.00	2.04	1.75
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

For RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax- Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund

Total market value	As a % of purchase price(b)	As a % of net amount invested	Maximum reallowance as a % of purchase price
Up to $49,999	3.00%	3.09%	2.50%
$50,000—$99,999	3.00	3.09	2.50
$100,000—$249,999	2.50	2.56	2.15
$250,000—$499,999	2.00	2.04	1.75
$500,000—$999,999	1.50	1.52	1.25
$1,000,000 or more	0.00	0.00	0.00	(c),(d)

(a)

Because of rounding in the calculation of the offering price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.

(b)	Purchase price includes the sales charge.
(c)

Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.

(d)

For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sales commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See “Initial Sales Charge — Waivers of the sales charge for Class A shares” for employee benefit plan eligibility rules.

Rule 12b-1 Plan

Each Fund of the Series has adopted an Administration, Shareholder Services and Distribution Plan (“12b-1 Plan”) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder. There is no administration, shareholder services and distribution fee in respect of the Fund's Class I shares. Effective on or about June 13, 2009, the Seligman funds’ Class R shares will be renamed as Class R2 shares and the Seligman funds’ Class I shares will be renamed as Class R5 shares.

Under its 12b-1 Plan, each Fund may pay to the distributor an administration, shareholder services and distribution fee in respect of the Fund’s Class A, Class B, Class C and Class R shares. Payments by a Fund under its 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (“Service Organizations”) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to the Series’ shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying the distributor’s costs incurred in connection with its marketing efforts with respect to shares of the Series. RiverSource Investments, in its sole discretion, may also make similar payments to the distributor from its own resources, which may include the management fee that RiverSource Investments receives from each Fund, respectively. Payments made by a Fund under its 12b-1 Plan are intended to be used to encourage sales of shares of each Fund of the Series, as well as to discourage redemptions.

Fees paid by a Fund under its 12b-1 Plan with respect to any class of shares of the Fund may not be used to pay expenses incurred solely in respect of any other class of the Fund or any other fund. Expenses attributable to more than one class of a Fund are allocated between the classes of the Fund in accordance with a methodology approved by the Series’ Board of Trustees. Expenses of distribution activities that benefit both a Fund and other funds are allocated among the applicable Fund and funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board of Trustees of the Series.

Class A

Under the 12b-1 Plan, each Fund, with respect to its Class A shares, is authorized to pay monthly to the distributor a service fee at an annual rate of up to 0.25% of the average daily net asset value of such Fund’s Class A shares. This fee is used by the distributor exclusively to make payments to Service Organizations, which have entered into agreements with the distributor. Such Service Organizations receive from the distributor a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for each Fund, respectively. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Trustees of the Series. A Fund of the Series is not obligated to pay the distributor for any such costs it incurs in excess of the fee described above. No expense incurred in one year by the distributor with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If a Fund’s 12b-1 Plan is terminated in respect of its Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to the distributor with respect to its Class A shares. The total amount of service fees paid to the distributor in respect of Class A shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2008 was $103,242 and $318,343, respectively, equivalent to 0.25% and 0.25%, respectively, per annum of each Fund’s Class A shares’ average daily net assets.

Class B

Under the 12b-1 Plan, each Fund, with respect to its Class B shares, is authorized to pay monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class B shares. This fee is comprised of (1) a distribution fee equal to 0.75% per annum, substantially all of which is paid directly to one or more third parties that have purchased the distributor's rights to this fee (the "Purchasers") to compensate them for having funded, at the time of sale of a Fund’s Class B shares (i) a 4% sales commission to Service Organizations and (ii) prior to August 1, 2004, a payment of up to 0.35% of sales to the distributor to help defray its costs of distributing Class B shares; and (2) a service fee of up to 0.25% per annum which is paid to the distributor. A small portion of the distribution fee is paid to the distributor in connection with sales of Class B shares for which no commissions are paid; the distributor may pay the entire 12b-1 fee to Service Organizations who have not received any sales commission for the sale of Class B shares. The service fee is used by the distributor exclusively to make payments to Service Organizations which have entered into agreements with the distributor. Such Service Organizations receive from the distributor a continuing service fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares of a Fund attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts for the Fund. The amounts expended by the distributor or the Purchasers in any one year upon the initial purchase of Class B shares of a Fund may exceed the 12b-1 fees paid by the Series in that year. Each Fund’s 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any year a Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. The distributor and the Purchasers are not reimbursed for expenses that exceed such fees. If a Fund’s 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to the distributor or the Purchasers with respect to its Class B shares. The total amount of distribution and service fees paid in respect of Class B shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2008 was $76,276 and $155,269, respectively, or 1% per annum of each Fund’s Class B shares’ average daily net assets.

Class C

Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to the distributor a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of such Fund’s Class C shares. This fee is used by the distributor as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class C shares is used, along with any contingent deferred sales charge (“CDSC”) proceeds to (1) reimburse the distributor for its (A) payment at the time of sale of Class C shares of a 0.75% sales commission to Service Organizations or (B) ongoing payment of 0.75% of the average daily net assets attributable to such Class C shares to Service Organizations who elect not to receive a time of sale payment and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of the distributor. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse the distributor for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C share sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale) and for its ongoing payment of a service fee of 0.25% of the average daily net assets attributable to such Class C shares to those Service Organizations who elect not to receive a time of sale payment. The payment of service fees to the distributor is limited to amounts the distributor actually paid to Service Organizations as service fees at either the time of sale or the ongoing service fees paid to Service Organizations who elect not to receive such service fees at the time of sale. After the initial one-year period following a sale of Class C shares, the 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of a Fund. The total amount of distribution and service fees paid to the distributor in respect of Class C shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2008 was $129,748 and $347,617, respectively, or 1% per annum of each Fund’s average daily net assets of Class C shares and Class D shares, which converted to C lass C shares on May 16, 2008.

The amounts expended by the distributor in any one year with respect to Class C shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by the distributor in respect of Class C shares in one year to be paid from Class C 12b-1 fees in any other year; however, in any year a Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2008, the distributor incurred $1,495,377 and $10,301,454 of expenses in respect of the U.S. Government Securities Fund and the High-Yield Fund Class C shares, respectively, that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. These amounts were equal to 6.91%% and 31.15%, respectively, of each Fund’s Class C shares’ net assets as of December 31, 2008.

If the 12b-1 Plan is terminated in respect of Class C shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to the distributor with respect to its Class C shares.

Class R

Under the 12b-1 Plan, each Fund, with respect to Class R shares, is authorized to pay monthly to the distributor a 12b-1 fee at an annual rate of up to 0.50% of the average daily net asset value of the Class R shares. This 12b-1 fee is comprised of (1) a distribution fee equal to 0.25% of the average daily net assets attributable to the Class R shares and (2) a service fee of up to 0.25% of the average daily net asset value of the Class R shares. The 12b-1 fee is used by the distributor in one of two ways, depending on the payout option chosen by Service Organizations. This fee is used by the distributor as follows:

Option 1 - Service Organization opts for time-of-sale payment. A distribution fee of 0.25% of the average daily net assets attributable to such Class R shares is used, along with any CDSC proceeds, to (1) reimburse the distributor for its payment at the time of sale of Class R shares of a 0.75% sales commission to the Service Organization, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of the distributor. In addition, during the first year following the sale of Class R shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class R shares is used to reimburse the distributor for its prepayment to the Service Organization at the time of sale of Class R shares of a service fee of 0.25% of the net asset value of the Class R shares sold (for shareholder services to be provided to Class R shareholders over the course of the one year immediately following the sale). After the initial one-year period following a sale of Class R shares, the 0.25% servicing fee is used to reimburse the distributor for its payments to the Service Organization for providing continuing shareholder services. The payment of service fees to the distributor is limited to amounts the distributor actually paid to Service Organizations at the time of sale as service fees.

Option 2 - Service Organization does not opt for time-of-sale payment. The entire 12b-1 fee attributable to the sale of the Class R shares, along with any CDSC proceeds, is used to (1) reimburse the distributor for its on-going payment of the entire 12b-1 fees attributable to such Class R shares to the Service Organization for providing continuing shareholder services and distribution assistance in respect of a Fund and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of the distributor.

The total amount of distribution and service fees paid to the distributor in respect of Class R shares of the U.S. Government Securities Fund and the High-Yield Fund for the year ended December 31, 2008 was $15,686 and $22,286, respectively, or 0.50% per annum of each Fund’s Class R shares’ average daily net assets.

The amounts expended by the distributor in any one year with respect to Class R shares of each Fund may exceed the 12b-1 fees paid by such Fund in that year. Each Fund’s 12b-1 Plan permits expenses incurred by the distributor in respect of Class R shares in one fiscal year to be paid from Class R 12b-1 fees in any other fiscal year; however, in any fiscal year a Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.

As of December 31, 2008, the distributor incurred $82,825 and $123,692 of expenses in respect of the U.S. Government Securities Fund and the High-Yield Fund Class R shares, respectively, that were not reimbursed from the amounts received from each Fund’s 12b-1 Plan. These amounts were equal to 1.85% and 3.36%, respectively, of each Fund’s Class R shares’ net assets as of December 31, 2008.

If the 12b-1 Plan is terminated in respect of Class R shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by such Fund to the distributor with respect to Class R shares.

Payments made by the U.S. Government Securities Fund under its 12b-1 Plan for the year ended December 31, 2008, were spent on the following activities in the following amounts:

	Class A	Class B	Class C**	Class R
Compensation to underwriters	$-0-	$386	$-0-	$65
Compensation to broker/dealers	103,242	19,098	129,748	15,621
Other Compensation*	-0-	56,792	-0-	-0-

*	Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.
**	Includes payments with respect to Class C shares and Class D shares, which converted to Class C shares on May 16, 2008.

Payments made by the High-Yield Fund under its 12b-1 Plan for the year ended December 31, 2008, were spent on the following activities in the following amounts:

	Class A	Class B	Class C**	Class R
Compensation to underwriters	$-0-	$390	$12,927	$56
Compensation to broker/dealers	318,343	38,580	334,690	22,230
Other Compensation*	-0-	116,299	-0-	-0-

*	Payment is made to the Purchasers to compensate them for having funded, at the time of sale, payments to broker/dealers and underwriters.
**	Includes payments with respect to Class C shares and Class D shares, which converted to Class C shares on May 16, 2008.

The 12b-1 Plan was initially approved with respect to each Fund on April 8, 1986 by the Board of Trustees of the Series, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Series and who had no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the Plan (“Qualified Trustees”) and by the shareholders of each Fund at a meeting of shareholders on April 10, 1986. The Plan was approved with respect to Class B shares of the High-Yield Fund on March 21, 1996 by the Board of Trustees of the Series, including a majority of the Qualified Trustees, and became effective in respect of the Class B shares of the High-Yield Fund on April 22, 1996. The Plan was approved with respect to Class B shares of the U.S. Government Securities Fund on September 19, 1996 by the Board of Trustees of the Series, including a majority of the Qualified Trustees, and became effective in respect of Class B shares of the U.S. Government Securities Fund on January 1, 1997. The Plan was approved in respect of Class C shares of both Funds on May 20, 1999 by the Board of Trustees, including a majority of the Qualified Trustees, and became effective in respect of Class C shares of both Funds on June 1, 1999. The 12b-1 Plan in respect of each Fund was approved in respect of Class R shares on March 20, 2003 by the Board of Trustees, including a majority of the Qualified Trustees, and became effective in respect of Class R shares of both Series on April 30, 2003. The Plans will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Trustees and the Qualified Trustees of the Series, cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amounts payable to Service Organizations (as defined in each of the Fund’s prospectuses) with respect to a class without the approval of a majority of the outstanding voting securities of such class. If the amount payable in respect of Class A shares under the Plans is proposed to be increased materially, the Series will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the Plans as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the Plans may be made except by a majority of both the Trustees and Qualified Trustees.

The 12b-1 Plans require that the Treasurer of the Series shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the Plans. Rule 12b-1 also requires that the selection and nomination of Trustees who are not “interested persons” of the Fund be made by such disinterested Trustees. The 12b-1 Plan is reviewed annually by the Trustees.

For the year ended December 31, 2008, RiverSource Services, Inc., formerly, Seligman Services, Inc., acted as the broker/dealer of record for shareholder accounts of each Fund that did not have a designated financial advisor and received compensation pursuant to each Fund’s 12b-1 Plan for providing personal services and account maintenance to such accounts. For the year ended December 31, 2008, it received service fees pursuant to the U.S. Government Securities Fund’s 12b-1 Plan in the amounts of $8,526. For the year ended December 31, 2008, it received service fees pursuant to the High-Yield Fund’s 12b-1 Plan in the amounts of $10,903.

Other Service Providers

Board Services Corporation

The funds have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each in dependent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

RiverSource Service Corporation

Effective on or about June 13, 2009, RiverSource Service Corporation (“RSC”) will serve as the Seligman funds' transfer, shareholder service agent and dividend-paying agent (RSC already serves as transfer, shareholder service and dividend-paying agent for the other funds in the RiverSource Family of Funds). RSC provides or compensates others to provide such services to the RiverSource Family of Funds.

As of the date hereof, SDC is the transfer, shareholder service and dividend-paying agent for the Funds through on or about June 12, 2009. SDC charges the Fund at cost for its services. These costs include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. SDC’s address is 100 Park Avenue, New York, New York 10017.

Portfolio Managers

The following tables set forth certain additional information from that discussed in the Prospectuses with respect to the portfolio manager of each Fund. Unless noted otherwise, all information is provided as of December 31, 2008.

Other Accounts Managed by Portfolio Managers. Table A below identifies, for each of the portfolio managers of the High-Yield Fund and the U.S. Government Securities Fund, the number of accounts managed (other than the Fund managed by its portfolio manager) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Table B identifies those accounts that have an advisory fee based on the performance of the account. For purposes of the tables below, each series or portfolio of a registered investment company is treated as a separate registered investment company.

Table A

Seligman High Yield Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Schroepfer	10 Registered Investment Companies with approximately $10.7 billion in total assets under management.	None	None

Seligman U.S. Government Securities Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Todd White	12 Registered Investment Companies with approximately $10.6 billion in net assets under management.	5 Other Pooled Investment Vehicles with approximately $1.7 billion in total assets under management.	40 Other Accounts with approximately $15.2 billion in total assets under management.

Table B

Seligman High Yield Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Scott Schroepfer	3 Registered Investment Companies with approximately $1.9 billion in net assets under management.	None	None

Seligman U.S. Government Securities Fund

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Todd White	3 Registered Investment Companies with approximately $1.9 billion in net assets under management.	None	None

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine portfolio manager compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a portfolio manager’s management of the Funds’ investments and investments in other accounts.

Compensation:

Portfolio manager compensation is typically comprised of (i) a base salary, (ii) an annual cash bonus, a portion of which may be subject to a mandatory deferral program, and may include (iii) an equity incentive award in the form of stock options and/or restricted stock. The annual bonus is paid from a team bonus pool that is based on the performance of the accounts managed by the portfolio management team, which might include mutual funds, wrap accounts, institutional portfolios and hedge funds. Funding for the bonus pool for fixed income portfolio managers is determined by the aggregate market competitive bonus targets for the teams of which the portfolio manager is a member and by the short-term (typically one-year) and long-term (typically three-year) performance of those accounts in relation to applicable benchmarks or the relevant peer group universe. With respect to hedge funds and separately managed accounts that follow a hedge fund mandate, funding for the bonus pool is a percentage of performance fees earned on the hedge funds or accounts managed by the portfolio managers.

Senior management of RiverSource Investments has the discretion to increase or decrease the size of the part of the bonus pool and to determine the exact amount of each portfolio manager’s bonus paid from this portion of the bonus pool based on his/her performance as an employee. In addition, where portfolio managers invest in a hedge fund managed by the investment manager, they receive a cash reimbursement for the investment management fees charged on their hedge fund investments.

RiverSource Investments portfolio managers are provided with a benefits package, including life insurance, health insurance, and participation in a company 401(k) plan, comparable to that received by other RiverSource Investments employees. Certain investment personnel are also eligible to defer a portion of their compensation. An individual making this type of election can allocate the deferral to the returns associated with one or more products they manage or support or to certain other products managed by their investment team. Depending upon their job level, RiverSource Investments portfolio managers may also be eligible for other benefits or perquisites that are available to all RiverSource Investments employees at the same job level.

Conflicts of Interest:

RiverSource Investments portfolio managers may manage one or more mutual funds as well as other types of accounts, including hedge funds, proprietary accounts, separate accounts for institutions and individuals, and other pooled investment vehicles. Portfolio managers make investment decisions for an account or portfolio based on its investment objectives and policies, and other relevant investment considerations. A portfolio manager may manage another account whose fees may be materially greater than the management fees paid by the Fund and may include a performance based fee. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, competing investment decisions made for different accounts and the aggregation and allocation of trades. In addition, RiverSource Investments monitors a variety of areas (e.g., allocation of investment opportunities) and compliance with the firm’s Code of Ethics, and places additional investment restrictions on portfolio managers who manage hedge funds and certain other accounts.

RiverSource Investments has a fiduciary responsibility to all of the clients for which it manages accounts. RiverSource Investments seeks to provide best execution of all securities transactions and to aggregate securities transactions and then allocate securities to client accounts in a fair and equitable basis over time. RiverSource Investments has developed policies and procedures, including brokerage and trade allocation policies and procedures, designed to mitigate and manage the potential conflicts of interest that may arise from the management of multiple types of accounts for multiple clients.

In addition to the accounts noted above, portfolio managers may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the fund. The investment manager’s Code of Ethics is designed to address conflicts and, among other things, imposes restrictions on the ability of the portfolio managers and other “investment access persons” to invest in securities that may be recommended or traded in the fund and other client accounts.

Securities Ownership. As of December 31, 2008, Mr. White did not own shares of the U.S. Government Fund, and Mr. Schroepfer did not own shares of the High-Yield Fund.

Securities Transactions

Except as otherwise noted, the description of policies and procedures in this section also applies to any fund subadviser. Subject to policies set by the Board, as well as the terms of the investment management agreements, the investment manager or subadviser is authorized to determine, consistent with a fund’s investment objective and policies, which securities will be purchased, held, or sold. In determining where the buy and sell orders are to be placed, the investment manager has been directed to use its best efforts to obtain the best available price and the most favorable execution except where otherwise authorized by the Board.

Each fund, the investment manager, any subadviser and RiverSource Fund Distributors, Inc. (principal underwriter and distributor of the RiverSource Family of Funds) has a strict Code of Ethics that prohibits affiliated personnel from engaging in personal investment activities that compete with or attempt to take advantage of planned portfolio transactions for the funds.

A fund’s securities may be traded on an agency basis with brokers or dealers or on a principal basis with dealers. In an agency trade, the broker-dealer generally is paid a commission. In a principal trade, the investment manager will trade directly with the issuer or with a dealer who buys or sells for its own account, rather than acting on behalf of another client. The investment manager may pay the dealer a commission or instead, the dealer’s profit, if any, is the difference, or spread, between the dealer’s purchase and sale price for the security.

Broker-Dealer Selection

In selecting broker-dealers to execute transactions, the investment manager and each subadviser will consider from among such factors as the ability to minimize trading costs, trading expertise, infrastructure, ability to provide information or services, financial condition, confidentiality, competitiveness of commission rates, evaluations of execution quality, promptness of execution, past history, ability to prospect for and find liquidity, difficulty of trade, security’s trading characteristics, size of order, liquidity of market, block trading capabilities, quality of settlement, specialized expertise, overall responsiveness, willingness to commit capital and research services provided.

The Board has adopted a policy prohibiting the investment manager, or any subadviser, from considering sales of shares of the funds as a factor in the selection of broker-dealers through which to execute securities transactions.

On a periodic basis, the investment manager makes a comprehensive review of the broker-dealers and the overall reasonableness of their commissions, including review by an independent third-party evaluator. The review evaluates execution, operational efficiency, and research services.

Commission Dollars

Broker-dealers typically provide a bundle of services including research and execution of transactions. The research provided can be either proprietary (created and provided by the broker-dealer) or third party (created by a third party but provided by the broker-dealer). Consistent with the interests of the fund, the investment manager and each subadviser may use broker-dealers who provide both types of research products and services in exchange for commissions, known as “soft dollars,” generated by transactions in fund accounts.

The receipt of research and brokerage products and services is used by the investment manager, and by each subadviser, to the extent it engages in such transactions, to supplement its own research and analysis activities, by receiving the views and information of individuals and research staffs of other securities firms, and by gaining access to specialized expertise on individual companies, industries, areas of the economy and market factors. Research and brokerage products and services may include reports on the economy, industries, sectors and individual companies or issuers; statistical information; accounting and tax law interpretations; political analyses; reports on legal developments affecting portfolio securities; information on technical market actions; credit analyses; on-line quotation systems; risk measurement; analyses of corporate responsibility issues; on-line news services; and financial and market database services. Research services may be used by the investment manager in providing advice to multiple RiverSource accounts, including the funds (or by any subadviser to any other client of the subadviser) even though it is not possible to relate the benefits to any particular account or fund.

On occasion, it may be desirable to compensate a broker for research services or for brokerage services by paying a commission that might not otherwise be charged or a commission in excess of the amount another broker might charge. The Board has adopted a policy authorizing the investment manager to do so, to the extent authorized by law, if the investment manager or subadviser determines, in good faith, that such commission is reasonable in relation to the value of the brokerage or research services provided by a broker or dealer, viewed either in the light of that transaction or the investment manager’s or subadviser’s overall responsibilities with respect to a fund and the other funds or accounts for which it acts as investment manager (or by any subadviser to any other client of that subadviser).

As a result of these arrangements, some portfolio transactions may not be effected at the lowest commission, but overall execution may be better. The investment manager and each subadviser have represented that under its procedures the amount of commission paid will be reasonable and competitive in relation to the value of the brokerage services and research products and services provided.

The investment manager or a subadviser may use step-out transactions. A “step-out” is an arrangement in which the investment manager or subadviser executes a trade through one broker-dealer but instructs that broker-dealer to step-out all or a part of the trade to another broker-dealer. The second broker-dealer will clear and settle, and receive commissions for, the stepped-out portion. The investment manager or subadviser may receive research products and services in connection with step-out transactions.

Use of fund commissions may create potential conflicts of interest between the investment manager or subadviser and a fund.

However, the investment manager and each subadviser has policies and procedures in place intended to mitigate these conflicts and ensure that the use of fund commissions falls within the “safe harbor” of Section 28(e) of the Securities Exchange Act of 1934. Some products and services may be used for both investment decision-making and non-investment decision-making purposes (“mixed use” items). The investment manager and each subadviser, to the extent it has mixed use items, has procedures in place to assure that fund commissions pay only for the investment decision-making portion of a mixed-use item.

Trade Aggregation and Allocation

Generally, orders are processed and executed in the order received. When a fund buys or sells the same security as another portfolio, fund, or account, the investment manager or subadviser carries out the purchase or sale pursuant to policies and procedures designed in such a way believed to be fair to the fund. Purchase and sale orders may be combined or aggregated for more than one account if it is believed it would be consistent with best execution. Aggregation may reduce commission costs or market impact on a per-share and per-dollar basis, although aggregation may have the opposite effect. There may be times when not enough securities are received to fill an aggregated order, including in an initial public offering, involving multiple accounts. In that event, the investment manager and each subadviser has policies and procedures designed in such a way believed to result in a fair allocation among accounts, including a fund.

From time to time, different portfolio managers with the investment manager may make differing investment decisions related to the same security. However, with certain exceptions for funds managed using strictly quantitative methods, a portfolio manager or portfolio management team may not sell a security short if the security is owned in another portfolio managed by that portfolio manager or portfolio management team. On occasion, a fund may purchase and sell a security simultaneously in order to profit from short-term price disparities.

The investment manager has portfolio management teams in its Minneapolis and Los Angeles offices that may share research information regarding leveraged loans. The investment manager operates separate and independent trading desks in these locations for the purpose of purchasing and selling leveraged loans. As a result, the investment manager does not aggregate orders in leveraged loans across portfolio management teams. For example, funds and other client accounts being managed by these portfolio management teams may purchase and sell the same leveraged loan in the secondary market on the same day at different times and at different prices. There is also the potential for a particular account or group of accounts, including a fund, to forego an opportunity or to receive a different allocation (either larger or smaller) than might otherwise be obtained if the investment manager were to aggregate trades in leveraged loans across the portfolio management teams. Although the investment manager does not aggregate orders in leveraged loans across its portfolio management teams in Minneapolis and Los Angeles, it operates in this structure subject to its duty to seek best execution.

Brokerage Commissions Paid to Brokers Affiliated with the Investment Manager

Affiliates of the investment manager may engage in brokerage and other securities transactions on behalf of a fund according to procedures adopted by the Board and to the extent consistent with applicable provisions of the federal securities laws. Subject to approval by the Board, the same conditions apply to transactions with broker-dealer affiliates of any subadviser. The investment manager will use an affiliate only if (i) the investment manager determines that the fund will receive prices and executions at least as favorable as those offered by qualified independent brokers performing similar brokerage and other services for the fund and (ii) the affiliate charges the fund commission rates consistent with those the affiliate charges comparable unaffiliated customers in similar transactions and if such use is consistent with terms of the investment management services agreement.

Total Brokerage Commissions

The Funds will not incur commissions in connection with the purchase and sale of fixed-income securities. Because fixed-income securities generally trade on a net basis, they normally do not incur brokerage commissions. For the years ended December 31, 2008, 2007 and 2006, the High-Yield Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $62,741, $86,009 and $119,351, respectively. Such variations result primarily from periodic sales of equity securities (as opposed to fixed-income securities) by the Fund.

For the years ended December 31, 2008, 2007 and 2006, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with the Funds, Seligman (the Fund’s investment manager prior to November 7, 2008), RiverSource Investments (on or after the Acquisition), or the distributor.

Regular Broker-Dealers

During the year ended December 31, 2008, neither Fund of the Series acquired securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

Shares of Beneficial Interest and Other Securities

Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, $0.001 par value. The Trustees also have the power to create additional series of shares. At present, shares of beneficial interest of two series have been authorized, which shares of beneficial interest constitute interests in the U.S. Government Securities Fund and the High-Yield Fund. Shares of beneficial interest of the U.S. Government Securities Fund are divided into four classes, designated Class A, Class B, Class C and Class R shares of beneficial interest. Shares of beneficial interest of the High-Yield Fund are divided into five classes, designated Class A, Class B, Class C, Class I and Class R shares of beneficial interest. Each share of beneficial interest of each Fund’s respective classes is equal as to earnings, assets and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan (“Multiclass Plan”) pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of shares of beneficial interest. In accordance with the Declaration of Trust, the Trustees may authorize the creation of additional classes of shares of beneficial interest with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. Shares of each Fund entitle their holders to one vote per share. Each Fund’s shares have noncumulative voting rights, do not have preemptive or subscription rights and are transferable. It is the intention of the Series not to hold Annual Meetings of Shareholders. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the 1940 Act or Declaration of Trust. Pursuant to the 1940 Act, shareholders have to approve the adoption of any management contract, distribution plan and any changes in fundamental investment policies. Shareholders also have the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. Such removal can be effected upon the action of two-thirds of the outstanding shares of the Series.

Other Securities

The Series has no authorized securities other than the above-mentioned shares.

Investing in a Fund

Effective on or about June 13, 2009, the Seligman funds' Class R shares are renamed as Class R2 shares and the Seligman funds' Class I shares are renamed as Class R5 shares. All references in this section "Investing in a Fund" reflect the renamed shares classes (i.e., Seligman fund Class I shares in existence on or about June 12, 2009 are reflected below as Class R5 shares, and the Class I shares reflected below are a new share class for the Seligman funds).

SALES CHARGE

For funds other than money market funds:

Investors should understand that the purpose and function of the initial sales charge and distribution fee for Class A shares is the same as the purpose and function of the contingent deferred sales charge (“CDSC”) and distribution fee for Class B and Class C shares. The sales charges and distribution fees applicable to each class pay for the distribution of shares of a fund.

Shares of a fund are sold at the public offering price. The public offering price is the NAV of one share adjusted for the sales charge for Class A. For Class B, Class C, Class D, Class E, Class I, Class R2, Class R3, Class R4, Class R5, Class W and Class Y there is no initial sales charge so the public offering price is the same as the NAV.

Class A – Calculation of the Sales Charge

Sales charges are determined as shown in the following tables. The first table is organized by investment category.

Class A Initial Sales Charge

For all funds EXCEPT RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund:

Fund category	Balanced, Equity, Fund-of-funds – equity		Fund-of funds – fixed income, State tax-exempt fixed income, Taxable fixed income, Tax-exempt fixed income
	Sales charge(a) as a percentage of:
Total market value	Public offering price(b)	Net amount invested	Public offering price(b)	Net amount invested
Up to $49,999	5.75%	6.10%	4.75%	4.99%
$50,000 - $99,999	4.75%	4.99%	4.25%	4.44%
$100,000 - $249,999	3.50%	3.63%	3.50%	3.63%
$250,000 - $499,999	2.50%	2.56%	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%	2.00%	2.04%
$1,000,000 or more(c), (d)	0.00%	0.00%	0.00%	0.00%

For RiverSource Absolute Return Currency and Income Fund, RiverSource Floating Rate Fund, RiverSource Inflation Protected Securities Fund, RiverSource Intermediate Tax-Exempt Fund, RiverSource Limited Duration Bond Fund and RiverSource Short Duration U.S. Government Fund:

Total market value	Sales charge(a) as a percentage of Public offering price(b)	Sales charge(a) as a percentage of Net amount invested
Up to $49,999	3.00%	3.09%
$50,000 - $99,999	3.00%	3.09%
$100,000 - $249,999	2.50%	2.56%
$250,000 - $499,999	2.00%	2.04%
$500,000 - $999,999	1.50%	1.52%
$1,000,000 or more(c), (d)	0.00%	0.00%

(a)	Because of rounding in the calculation of purchase price, the portion of the sales charge retained by the distributor may vary and the actual sales charge you pay may be more or less than the sales charge calculated using these percentages.
(b)	Purchase price includes the sales charge.
(c)	Although there is no sales charge for purchases with a total market value over $1,000,000, and therefore no re-allowance, the distributor may pay a financial intermediary the following out of its own resources: a sales commission of up to 1.00% for a sale of $1,000,000 to $3,999,999; a sales commission up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more.
(d)	For certain eligible employee benefit plans defined under section 401(a), 401(k), 457 and 403(b) which meet eligibility rules for the waiver of applicable sales charges, the distributor may pay the following out of its own resources: a sale commission of 1.00% for a sale of $1 to $3,999,999 received in eligible employee benefit plans; a sales commission of up to 0.50% for a sale of $4,000,000 to $49,999,999; and a sales commission up to 0.25% for a sale of $50,000,000 or more. See “Initial Sales Charge – Waivers of the sales charge for Class A shares” for employee benefit plan eligibility rules.

Class A – Letter of Intent (LOI)

If you intend to invest $50,000 or more over a period of time, you may be able to reduce the sales charge you pay on investments in Class A by completing a LOI form and committing to invest a certain amount. The LOI must be filed with and accepted in good order by the distributor. The LOI can start at any time and you will have up to 13 months to fulfill your commitment. Existing Rights of Accumulation (ROA) can be included for purposes of meeting your commitment under the LOI. For example, a shareholder currently has $60,000 ROA in the funds. Shareholder completes an LOI to invest $100,000 in the funds (ROA eligible accounts). Shareholder only needs to invest an additional $40,000 in the funds’ Class A shares over the next 13 months in order to fulfill the LOI commitment, during which time the shareholder receives reduced front-end sales charge(s) on investments. Your investments during this 13month period will be charged the sales charge that applies to the amount you have committed to invest under the LOI. A portion of your commitment will be invested in Class A shares and placed in escrow. At the end of the 13-month period, the LOI will end and the shares will be released from escrow (less any amount necessary to pay sales charges to the extent the LOI commitment was not met, as described below). Once the LOI has ended or your investments entitle you to a lower sale charge than would otherwise be available to you under the LOI, future sales charges will be determined by ROA as described in the prospectus. If you do not invest the commitment amount by the end of the 13-month period, the remaining unpaid sales charge will be redeemed from the escrowed shares and the remaining balance released from escrow. The commitment amount does not include purchases in any class of funds other than Class A; does not include any new reinvested dividends and directed dividends earned in any funds during the 13-month period; purchases in funds held within a wrap product; and purchases of money market funds unless they are subsequently exchanged to Class A shares of a fund within the 13-month period. A LOI is not an option (absolute right) to buy shares. If you purchase shares through different channels, for example, in a brokerage account or through a third party, you must inform your financial institution in writing about the LOI when placing any purchase orders during the period of the LOI. If you do not complete and file the LOI form, or do not request the reduced sales charge at the time of purchase, you will not be eligible for the reduced sales charge.

Class A Shares

Class A shares may be sold at net asset value to certain persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public. If you are eligible to purchase Class A shares without a sales charge, you should inform your financial advisor, financial intermediary or the transfer agent of such eligibility and be prepared to provide proof thereof.

Initial Sales Charge— Waivers of the sales charge for Class A shares. Sales charges do not apply to:

•	shareholders whose original purchase was in a Strategist fund merged into a RiverSource fund in 2000.

•

participants of “eligible employee benefit plans” including 403(b) plans for which Ameriprise Financial Services, Inc. (Ameriprise Financial Services) serves as broker-dealer, and the school district or group received a written proposal from Ameriprise Financial Services between November 1, 2007 and December 31, 2008 (each a Qualifying 403(b) Plan). In order for participants in one of these 403(b) plans to receive this waiver, at least one participant account of the 403(b) plan must have been funded at Ameriprise Financial Services prior to December 31, 2009. This waiver may be discontinued for any Qualifying 403(b) Plan, in the sole discretion of the distributor, after December 31, 2009.

•	to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act.

•

plans that (i) own Class B shares of any Seligman fund and (ii) participate in Seligman Growth 401(k) through Ascensus’s (formerly BISYS) third party administration platform may, with new contributions, purchase Class A shares at net asset value. Class A shares purchased at net asset value are subject to a CDSC of 1% on shares purchased within 18 months prior to plan termination.

•

to participants in retirement and deferred compensation plans and trusts used to fund those plans, including but not limited to, those defined in Sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts” for which Charles Schwab & Co., Inc. acts as broker dealer.

•	to participants in plans established at the transfer agent (Seligman funds only) prior to January 7, 2008, the plan had $500,000 or 50 participants when the shares were initially purchased.

•

to participants in retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements as alliance program partners with the funds and/or the distributor specifically for such purchases.

•	to other investment companies in the RiverSource Family of Funds pursuant to a “fund of funds” arrangement.

Class B Shares

Class B shares have a CDSC for six years. Class B shares purchased in a RiverSource fund prior to May 21, 2005 will convert to Class A shares in the ninth calendar year of ownership. Class B shares purchased in a Seligman fund on or prior to June 12, 2009 will convert to Class A shares in the month prior to the ninth year of ownership. Class B shares purchased in a RiverSource fund beginning May 21, 2005 and Class B shares purchased in a Seligman fund beginning June 13, 2009 will convert to Class A shares one month after the eighth year of ownership.

CDSC – Waivers of the CDSC for Class B shares. The CDSC will be waived on sales of shares:

•	for shares of Seligman funds in retail retirement plans sold to Merrill to which no sales commission or transaction fee was paid to an authorized financial institution at the time of purchase.

•

for shares of RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan

•

for shares of RiverSource funds held in IRAs or certain qualified plans, such as Keogh plans, prior to June 12, 2009 tax-sheltered custodial accounts or corporate pension plans where Ameriprise Trust Company is acting as custodian, provided that the shareholder is:

•	at least 59 1/2 years old and taking a retirement distribution (if the sale is part of a transfer to an IRA or qualified plan, or a custodian-to-custodian transfer, the CDSC will not be waived) OR

•	selling under an approved substantially equal periodic payment arrangement.

Class C Shares

Class C shares are available to all investors. Class C shares are sold without a front-end sales charge. For Class C shares, a 1% CDSC may apply if shares are sold within one year after purchase. Class C shares are subject to a distribution fee.

CDSC – Waivers of the CDSC for Class C shares. The CDSC will be waived on sales of shares:

•

for shares of RiverSource funds held in investment-only accounts (i.e. accounts where Ameriprise Trust Company does not act as the custodian) at Ameriprise Financial Services on behalf of a trust for an employee benefit plan and for shares of RiverSource funds held in tax-sheltered custodial accounts where Ameriprise Trust Company is the custodian, in cases where the sale is not a full liquidation of the Qualified Plan Account, and in cases where the sale is a full liquidation of a Qualified Plan Account held for the benefit of multiple plan participants, but the full liquidation is not the result of a mutual fund line-up (plan investment option) change or plan termination.

Class D Shares

Class D shares are offered through wrap fee programs or other investment products. Class D shares are sold without a frontend sales charge or CDSC. Class D shares are subject to a distribution fee.

Class E Shares

Class E shares are offered to qualifying institutional investors and brokerage accounts. Class E shares are sold without a front-end sales charge or CDSC. Class E shares are subject to a plan administration fee.

Class I Shares

Class I shares are offered to qualifying institutional investors. Class I shares are sold without a front-end sales charge or CDSC.

Class R Shares

Class R2, Class R3, Class R4 and Class R5 shares are offered to certain institutional investors. Class R2, Class R3, Class R4 and Class R5 shares are sold without a front-end sales charge or a CDSC. Class R2 and Class R3 shares are subject to a distribution fee. Class R2, Class R3 and R4 shares are subject to a plan administration fee. The following investors are eligible to purchase Class R2, Class R3, Class R4 and Class R5 shares:

•	Qualified employee benefit plans;

•	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

•	Nonqualified deferred compensation plans;

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code;

•	Health Savings Accounts (HSAs) created pursuant to public law 108-173.

Additionally, the following eligible investors may purchase Class R5 shares:

•	Institutional or corporate accounts above a threshold established by the distributor (currently $1 million per fund or $10 million in all RiverSource funds); and

•	Bank Trusts.

Class W Shares

Class W shares are offered to qualifying discretionary accounts. Class W shares are sold without a front-end sales charge or CDSC. Class W shares are subject to a distribution fee.

Class Y Shares

Class Y shares are offered to certain institutional investors. Class Y shares are sold without a front-end sales charge or a CDSC. Class Y shares are subject to a plan administration fee. The following investors are eligible to purchase Class Y shares:

•	Qualified employee benefit plans;

•	Trust companies or similar institutions, and charitable organizations that meet the definition in Section 501(c)(3) of the Internal Revenue Code;

•	Nonqualified deferred compensation plans; and

•	State sponsored college savings plans established under Section 529 of the Internal Revenue Code.

In addition, for Class I, Class R and Class W shares, the distributor, in its sole discretion, may accept investments from other purchasers not listed above.

FUND REORGANIZATIONS

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the fund if the fund is combined with another fund or in connection with a similar reorganization transaction.

REJECTION OF BUSINESS

Each fund and the distributor of the fund reserve the right to reject any business, in its sole discretion.

Selling Shares

You have a right to sell your shares at any time. For an explanation of sales procedures, please see the applicable prospectus.

During an emergency, the Board can suspend the computation of NAV, stop accepting payments for purchase of shares, or suspend the duty of a fund to redeem shares for more than seven days. Such emergency situations would occur if:

•	The Exchange closes for reasons other than the usual weekend and holiday closings or trading on the Exchange is restricted, or

•	Disposal of a fund’s securities is not reasonably practicable or it is not reasonably practicable for the fund to determine the fair value of its net assets, or,

•	The SEC, under the provisions of the 1940 Act, declares a period of emergency to exist.

Should a fund stop selling shares, the Board may make a deduction from the value of the assets held by the fund to cover the cost of future liquidations of the assets so as to distribute these costs fairly among all shareholders.

Each RiverSource fund has elected to be governed by Rule 18f-1 under the 1940 Act, which obligates the RiverSource fund to redeem shares in cash, with respect to any one shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the net assets of the fund at the beginning of the period. Although redemptions in excess of this limitation would normally be paid in cash, the RiverSource fund reserves the right to make these payments in whole or in part in securities or other assets in case of an emergency, or if the payment of a redemption in cash would be detrimental to the existing shareholders of the RiverSource fund as determined by the Board. In these circumstances, the securities distributed would be valued as set forth in this SAI. Should a RiverSource fund distribute securities, a shareholder may incur brokerage fees or other transaction costs in converting the securities to cash.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for shares of a Fund sold at the applicable public offering price (net asset value and, if applicable, any sales charge). Generally, the Series will only consider accepting securities (l) to increase its holdings in a portfolio security of a Fund, or (2) if RiverSource Investments determines that the offered securities are a suitable investment for a Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Series may reject in whole or in part offers to pay for shares of a Fund with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for shares of a Fund at any time without notice. The Funds will not accept restricted securities in payment for Fund shares. The Series will value accepted securities in the manner provided for valuing portfolio securities of the Funds. Any securities accepted by the Funds in payment for a Fund’s shares will have an active and substantial market and have a value which is readily ascertainable.

Offering Price

When you buy or sell shares of a Fund of the Series, you do so at the Class’s net asset value (“NAV”) next calculated after the distributor or the transfer agent accepts your request. However, in some cases, each Fund of the Series has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of each Fund. In such instances, customer orders will be priced at the Class’s NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request. Any applicable sales charge will be added to the purchase price for Class A shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class of a Fund is computed by dividing such class’s share of the value of the net assets of such Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of a Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The dividends paid with respect to the Class B, Class C and Class R shares will generally be lower than the dividends paid with respect to the Class A shares as a result of the higher 12b-1 fees with respect to such shares, which in turn will be lower than the dividends paid with respect to the Class I shares, which have no 12b-1 fee and which may have lower expenses.

Valuing Fund Shares

For Funds other than Money Market Funds. A fund’s securities are valued as follows as of the close of business of the New York Stock Exchange (the Exchange):

•	Securities traded on a securities exchange for which a last-quoted sales price is readily available are valued at the last-quoted sales price on the exchange where such security is primarily traded.

•

Securities traded on a securities exchange for which a last-quoted sales price is not readily available are valued at the mean of the closing bid and asked prices, looking first to the bid and asked prices on the exchange where the security is primarily traded and, if none exist, to the over-the-counter market.

•	Securities included in the NASDAQ National Market System are valued at the last-quoted sales price in this market.

•

Securities included in the NASDAQ National Market System for which a last-quoted sales price is not readily available, and other securities traded over-the-counter but not included in the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

•	Futures and options traded on major exchanges are valued at the last-quoted sales price on their primary exchange.

•

Foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars utilizing spot exchange rates at the close of regular trading on the Exchange.

•

Occasionally, events affecting the value of securities occur between the time the primary market on which the securities are traded closes and the close of the Exchange. If events materially affect the value of securities, the securities will be valued at their fair value according to procedures decided upon in good faith by the Board. This occurs most commonly with foreign securities, but may occur in other cases. The fair value of a security is likely to be different from the quoted or published price.

•

Short-term securities maturing more than 60 days from the valuation date are valued at the readily available market price or approximate market value based on current interest rates. Short-term securities maturing in 60 days or less that originally had maturities of more than 60 days at acquisition date are valued at amortized cost using the market value on the 61st day before maturity. Short-term securities maturing in 60 days or less at acquisition date are valued at amortized cost. Amortized cost is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date.

•

Securities without a readily available market price and securities for which the price quotations or valuations received from other sources are deemed unreliable or not reflective of market value are valued at fair value as determined in good faith by the Board. The Board is responsible for selecting methods it believes provide fair value.

•

When possible, bonds are valued at an evaluated bid by a pricing service independent from the funds. If a valuation of a bond is not available from a pricing service, the bond will be valued by a dealer knowledgeable about the bond if such a dealer is available.

The assets of funds-of-funds consist primarily of shares of the underlying funds, which are valued at their NAVs. Other securities held by funds-of-funds are valued as described above.

For Money Market Funds. In accordance with Rule 2a-7 of the 1940 Act, all of the securities in the fund’s portfolio are valued at amortized cost. The amortized cost method of valuation is an approximation of market value determined by systematically increasing the carrying value of a security if acquired at a discount, or reducing the carrying value if acquired at a premium, so that the carrying value is equal to maturity value on the maturity date. Amortized cost does not take into consideration unrealized capital gains or losses. The Board has established procedures designed to stabilize the fund’s price per share for purposes of sales and redemptions at $1, to the extent that it is reasonably possible to do so. These procedures include review of the fund’s securities by the Board, at intervals deemed appropriate by it, to determine whether the fund’s net asset value per share computed by using available market quotations deviates from a share value of $1 as computed using the amortized cost method. The Board must consider any deviation that appears and, if it exceeds 0.5%, it must determine what action, if any, needs to be taken. If the Board determines a deviation exists that may result in a material dilution of the holdings of current shareholders or investors, or in any other unfair consequences for shareholders, it must undertake remedial action that it deems necessary and appropriate. Such action may include withholding dividends, calculating net asset value per share for purposes of sales and redemptions using available market quotations, making redemptions in kind, and selling securities before maturity in order to realize capital gains or losses or to shorten average portfolio maturity.

While the amortized cost method provides certainty and consistency in portfolio valuation, it may result in valuations of securities that are either somewhat higher or lower than the prices at which the securities could be sold. This means that during times of declining interest rates the yield on the fund’s shares may be higher than if valuations of securities were made based on actual market prices and estimates of market prices. Accordingly, if using the amortized cost method were to result in a lower portfolio value, a prospective investor in the fund would be able to obtain a somewhat higher yield than the investor would get if portfolio valuations were based on actual market values. Existing shareholders, on the other hand, would receive a somewhat lower yield than they would otherwise receive. The opposite would happen during a period of rising interest rates.

Specimen Price Make-Up

Under the current distribution arrangements between the Series and the distributor, Class A shares of each Fund are sold with a maximum initial sales charge of 4.50% and Class B, Class C, Class I (High-Yield Fund only) and Class R shares of each Fund are sold at NAV(1). Effective on or about June 13, 2009, the maximum initial sales charge on Class A shares is 4.75% (which is reflected in the table below).Using each Class's NAV at December 31, 2008 of the U.S. Government Securities Fund and of the High-Yield Fund, the maximum offering price of each Fund’s shares is as follows:

	U.S. Government Securities Fund	High-Yield Fund
Class A
Net asset value per share	$7.34	$1.94
Maximum initial sales charge (4.75% of offering price)	0.37	0.10

Offering price to public	$7.71	$2.04

Class B
Net asset value and offering price per share(1)	$7.36	$1.94

Class C
Net asset value and offering price per share(1)	$7.35	$1.94

Class I
Net asset value and offering price per share	n/a	$1.94

Class R
Net asset value and offering price per share(1)	$7.34	$1.94

(1)	Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class C shares are subject to a 1% CDSC if you redeem your shares within one year of purchase. Class R shares are subject to a 1% CDSC on shares redeemed within one year of a retirement plan’s initial purchase.

Redemption in Kind

The procedures for selling a Fund’s shares under ordinary circumstances are set forth in each of the Fund’s Prospectuses. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency which make the disposal by a Fund of their shares impracticable or it is not reasonably practicable for each of the Funds to fairly determine their respective net assets; or (iii) such other periods as ordered by the SEC for the protection of a Fund’s shareholders. Under these circumstances, redemption proceeds may be made in securities (i.e., a redemption in kind). If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of each Fund's responsibility for the prevention of money laundering, you may be required by a Fund, RiverSource Investments, the distributor or the transfer agent or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, a Fund, the distributor or the transfer agent their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from a Fund. A Fund, by written notice to you, may suspend payment to you of any proceeds or distributions if the Fund, the distributor or the transfer agent their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Fund, RiverSource Investments, the distributor or the transfer agent or their respective service providers.

Arrangements Permitting Frequent Trading of Fund Shares.

The Series has no arrangements with any person to permit frequent trading of a Fund’s shares.

Taxation of each Fund

Capital Loss Carryover

At December 31, 2008, the U.S. Government Securities Fund and the High-Yield Fund had net capital loss carryover for federal income tax purposes of $6,496,525 and $1,128,589,445, respectively, which are available for offset against future taxable net capital gains, with $2,553,158 expiring in 2012, $1,912,635 expiring in 2013 and $2,030,732 expiring in 2014 for the U.S. Government Securities Fund and $668,622,539 expiring in 2009, $444,283,739 expiring in 2010, $1,544,248 expiring in 2012 and $14,138,919 expiring in 2016 for the High-Yield Fund. There is no assurance that the Funds will be able to utilize all of their capital loss carryovers before they expire.

Because the measurement periods for a regulated investment company’s income are different for excise tax purposes verses income tax purposes, special rules are in place to protect the amount of earnings and profits needed to support excise tax distributions. As a result, the funds are permitted to treat net capital losses realized between November 1 and its fiscal year end (“post-October loss”) as occurring on the first day of the following tax year. The total capital loss carryovers above include post-October losses, if applicable. It is unlikely that the Board will authorize a distribution of any net realized capital gains until the available capital loss carryover has been offset or has expired except as required by Internal Revenue Service rules.

Taxes

Subchapter M Compliance

The fund has elected to be taxed under Subchapter M of the Internal Revenue Code as a regulated investment company. The fund intends to maintain its qualification as a regulated investment company by meeting certain requirements relating to distributions, source of income, and asset diversification. Distribution requirements include distributing at least 90% of the fund’s investment company taxable income (which includes net short-term capital gains) and tax-exempt ordinary income to fund shareholders each taxable year. The source of income rules require that at least 90% of the fund’s gross income be derived from dividends, interest, certain payments with respect to securities loans, gain from the sale or other disposition of stock, securities or foreign currencies (subject to certain limitations), and certain other income derived with respect to its business of investing in stock, securities or currencies, and net income from certain interests in qualified publicly traded partnerships. Asset diversification requirements are met when the fund owns, at the end of each quarter of its taxable year, a portfolio, 50% of which includes cash and cash items, U.S. government securities, securities of other regulated investment companies and, securities of other issuers in which the fund has not invested more than 5% of the value of the fund’s assets (or 10% of the value of the outstanding voting securities of any one issuer). Also, no more than 25% of the fund’s assets may be invested in the securities of any one issuer or two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses (excepting U.S. government securities and securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. This is a simplified description of the relevant laws.

If the fund fails to qualify as a regulated investment company under Subchapter M, the fund would be taxed as a corporation on the entire amount of its taxable income (including its net capital gain) without a dividends paid deduction. Also, all of a shareholder’s distributions would generally be taxable to shareholders as qualified dividend income (QDI) (or could be treated as a return of capital, if there weren’t sufficient earnings and profits) and generally would be eligible for the dividends received deduction in the case of corporate shareholders.

Under federal tax law, by the end of a calendar year a fund must declare and pay dividends representing 98% of ordinary income for that calendar year and 98% of net capital gains (both long-term and short-term) for the 12-month period ending Oct. 31 of that calendar year. The fund is subject to a non-deductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed over the amount actually distributed. The fund intends to comply with federal tax law and avoid any excise tax. For purposes of the excise tax distributions, section 988 ordinary gains and losses are distributable based on an Oct. 31 year end. This is an exception to the general rule that ordinary income is paid based on a calendar year end.

The fund intends to distribute sufficient dividends within each calendar year, as well as on a fiscal year basis, to avoid income and excise taxes.

A fund may be subject to U.S. taxes resulting from holdings in passive foreign investment companies (PFIC). To avoid unfavorable tax consequences, a fund may make an election to mark to market its PFIC investments. A foreign corporation is a PFIC when 75% or more of its gross income for the taxable year is passive income or 50% or more of the average value of its assets consists of assets that produce or could produce passive income.

Income earned by a fund may have had foreign taxes imposed and withheld on it in foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a fund’s total assets at the close of its fiscal year consists of securities of foreign corporations, the fund will be eligible to file an election with the Internal Revenue Service (IRS) under which shareholders of the fund would be required to include their pro rata portions of foreign taxes withheld by foreign countries as gross income in their federal income tax returns. These pro rata portions of foreign taxes withheld may be taken as a credit or deduction in computing the shareholders’ federal income taxes. If the election is filed, the fund will report to its shareholders the per share amount of such foreign taxes withheld and the amount of foreign tax credit or deduction available for federal income tax purposes.

A fund may use equalization payments to satisfy its requirement to make distributions of net investment income and capital gain net income. Equalization payments occur when a fund allocates a portion of its net investment income and realized capital gain net income to redemptions of fund shares. These payments reduce the amount of taxable distributions paid to shareholders. The IRS has not issued any guidance concerning the methods used to allocate investment income and capital gain to redemptions of shares. If the IRS determines that a fund is using an improper method of allocation for these purposes, the fund may be liable for additional federal income tax.

This is a brief summary that relates to federal income taxation only. Shareholders should consult their tax advisor as to the application of federal, state, and local income tax laws to fund distributions.

Exchanges, Purchases and Sales

For tax purposes, an exchange is considered a sale and purchase, and may result in a gain or loss. A sale is a taxable transaction. If you sell shares for less than their cost, the difference is a capital loss. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be short term (for shares held for one year or less) or long term (for shares held more than one year).

Capital gain of a non-corporate US shareholder that is recognized in a taxable year beginning before January 1, 2011 is generally taxed at a maximum rate of 15% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be treated as long-term capital loss to the extent that it does not exceed the long-term capital gain distribution.

A capital loss on a sale or redemption of a security in a nonqualified account may be disallowed for tax purposes if the same or a substantially identical security is purchased or acquired (including shares acquired through dividend reinvestment) within 30 days before or after the date of the loss transaction. This is called a wash sale. When a wash sale occurs, the loss is disallowed to the extent of shares repurchased, and the cost basis on the security acquired is increased by the amount of the loss that is disallowed. The loss is disallowed in a nonqualified account whether the purchase is in a nonqualified account or in an IRA or Roth IRA, however, an individual’s cost basis in an IRA or Roth IRA is not increased due to the wash sale rules. The wash sale rules apply only to capital losses. Sales of securities that result in capital gains are generally recognized when incurred.

If you buy Class A shares and within 91 days exchange into another fund, you may not include the sales charge in your calculation of tax gain or loss on the sale of the first fund you purchased. The sales charge may be included in the calculation of your tax gain or loss on a subsequent sale of the second fund you purchased.

For example

You purchase 100 shares of an equity fund having a public offering price of $10.00 per share. With a sales load of 5.75%, you pay $57.50 in sales load. With a NAV of $9.425 per share, the value of your investment is $942.50. Within 91 days of purchasing that fund, you decide to exchange out of that fund, now at a NAV of

$11.00 per share, up from the original NAV of $9.425, and purchase a second fund, at a NAV of $15.00 per share. The value of your investment is now $1,100.00 ($11.00 x 100 shares). You cannot use the $57.50 paid as a sales load when calculating your tax gain or loss in the sale of the first fund shares. So instead of having a $100.00 gain ($1,100.00 – $1,000.00), you have a $157.50 gain ($1,100.00 – $942.50). You can include the $57.50 sales load in the calculation of your tax gain or loss when you sell shares in the second fund.

The following paragraphs provide information based on a fund’s investment category

For State Tax-Exempt Fixed Income and Tax-Exempt Fixed Income Funds, all distributions of net investment income during the fund’s fiscal year will have the same percentage designated as tax-exempt. This percentage is expected to be substantially the same as the percentage of tax-exempt income actually earned during any particular distribution period.

For Balanced, Equity, Funds-of-Funds, Taxable Money Market and Taxable Fixed Income Funds, if you have a nonqualified investment in a fund and you wish to move part or all of those shares to an IRA or qualified retirement account in the fund, you can do so without paying a sales charge. However, this type of exchange is considered a redemption of shares and may result in a gain or loss for tax purposes. See wash sale discussion above. In addition, this type of exchange may result in an excess contribution under IRA or qualified plan regulations if the amount exchanged exceeds annual contribution limitations. You should consult your tax advisor for further details about this complex subject.

Distributions

Dividends

Net investment income dividends (other than qualified dividend income) received and distributions from the excess of net short-term capital gains over net long-term capital losses should be treated as ordinary income for federal income tax purposes. Corporate shareholders are generally entitled to a deduction equal to 70% of that portion of a fund’s dividend that is attributable to dividends the fund received from domestic (U.S.) securities. If there is debt-financed portfolio stock, that is, bank financing is used to purchase long securities, the 70% dividends received deduction would be reduced by the average amount of portfolio indebtedness divided by the average adjusted basis in the stock. This does not impact the qualified dividend income available to individual shareholders.

Only certain QDI will be subject to the 15% and 0% (for lower-bracket taxpayers) tax rates for 2008-2010. QDI is dividends earned from domestic corporations and qualified foreign corporations. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established U.S. securities market (ADRs), and certain other corporations eligible for relief under an income tax treaty with the U.S. that includes an exchange of information agreement. PFICs are excluded from this treatment. Holding periods for shares must also be met to be eligible for QDI treatment (more than 60 days for common stock and more than 90 days for certain preferred’s dividends).

Dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Capital Gains Distributions

Capital gain distributions, if any, received by shareholders (in cash or invested in additional shares) should be treated as long-term capital gains regardless of how long shareholders owned their shares. Short-term capital gains earned by a fund are paid to shareholders as part of their ordinary income dividend and are taxable as ordinary income. Special rates on capital gains may apply to sales of precious metals, if any, owned directly by a fund and to investments in REITs.

Individual shareholders will be subject to federal income tax on distributions of net capital gains generally at a maximum rate of 15% if designated as derived from a fund’s capital gains from property held for more than one year and recognized in the taxable years beginning before January 1, 2011. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Under the Internal Revenue Code of 1986 (the Code), gains or losses attributable to fluctuations in exchange rates that occur between the time a fund accrues interest or other receivables, or accrues expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition may be treated as ordinary or capital gains or losses. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a fund’s investment company taxable income to be distributed to its shareholders as ordinary income.

Return of Capital

If a mutual fund is the holder of record of any share of stock on the record date for any dividend payable with respect to the stock, the dividend will be included in gross income by the fund as of the later of (1) the date the share became ex-dividend or (2) the date the fund acquired the share. Because the dividends on some foreign equity investments may be received some time after the stock goes ex-dividend, and in certain rare cases may never be received by the fund, this rule may cause a fund to pay income to its shareholders that it has not actually received. To the extent that the dividend is never received, the fund will take a loss at the time that a determination is made that the dividend will not be received.

If a fund’s distributions exceed its current and accumulated earnings and profits, that portion of the fund’s distributions will be treated as a return of capital to its shareholders. A return of capital is a return of a portion of the shareholder’s original investment. A return of capital will generally not be taxable, however, any amounts received in excess of a shareholder’s tax basis are treated as capital gain. Forms 1099 will be sent to shareholders to report any return of capital.

Withholding

Unless a shareholder provides a certified taxpayer identification number (social security number for individuals) on the account application or other document and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the IRS 28% backup withholding on taxable and exempt-interest dividends and redemptions. Shareholders should be aware that, under regulations promulgated by the IRS, a fund may be fined for each account for which a certified taxpayer identification number (social security number for individuals) is not provided.

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”) depends on whether the income from the fund is “effectively connected” with a US trade or business carried on by such shareholder. If the income from the fund is not effectively connected with a US trade or business carried on by a foreign shareholder, ordinary income and qualified dividends paid to such foreign shareholders generally will be subject to a 30% US withholding tax under existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty or law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the US withholding tax.

If the income from the fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, qualified dividends, capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the fund will be subject to US federal income tax at the graduated rates applicable to US citizens or domestic corporations. In the case of foreign non-corporate shareholders, the fund may be required to backup withhold US federal income tax on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the fund with proper documentation related to their foreign status.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund, the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

Underwriters

Distribution of Securities

The Series and the distributor are parties to a Distributing Agreement under which the distributor acts as the exclusive agent for distribution of shares of each Fund of the Series. The distributor accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of each Fund’s shares, the distributor allows reallowances to all dealers on sales of Class A shares as set forth above under “Dealer Reallowances” and, prior to June 4, 2007, Class C shares. The distributor retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of the U.S. Government Securities Fund for the years ended December 31, 2008, 2007 and 2006 amounted to $70,345, $6,239 and $7,958, respectively, of which $10,293, $647 and $1,724, respectively was retained by the distributor. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Any initial sales charges paid on Class C share would relate to purchases prior to June 4, 2007.

Total initial sales charges paid by shareholders of Class A shares and (only through June 3, 2007) Class C shares of the High-Yield Fund for the years ended December 31, 2008, 2007 and 2006 amounted to $148,610, $44,365 and $60,238, respectively, of which $16,018, $9,144 and $13,581 was retained by the distributor. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Any initial sales charges paid on Class C share would relate to purchases prior to June 4, 2007.

Compensation

The distributor, which is an affiliated person of RiverSource Investments, which is an affiliated person of the Series, received the following commissions and other compensation from each Fund during the year ended December 31, 2008:

Fund	Net Underwriting Discounts and Commissions (Class A Sales Charges Retained)	Compensation on Redemptions and Repurchases (CDSC on Class A, Class C and Class R Shares Retained)(1)(3)	Brokerage Commissions	Other Compensation(2)
U.S. Government Securities Fund	$8,569	$9,328	$-0-	$451
High-Yield Fund	16,018	8,012	-0-	13,752

(1)	The distributor has sold its rights to collect a substantial portion of the distribution fees paid by the Funds in respect of their respective Class B shares and any CDSC imposed on redemptions of Class B shares to the Purchasers in connection with an arrangement discussed above under “Rule 12b-1 Plan.”
(2)	During the year ended December 31, 2008, the distributor received distribution and service fees in respect of Class B, Class C and Class R shares pursuant to each Fund’s Rule 12b-1 Plan. These amounts and the arrangements pursuant to which such compensation is paid are detailed above under the discussion “Rule 12b-1 Plan.”
(3)	Includes CDSC retained in respect of Class D shares which converted to Class C shares.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The distributor and its affiliates make or support additional cash payments out of their own resources (including profits earned from providing services to the funds) to financial intermediaries, including inter-company allocation of resources or payment to affiliated broker-dealers, in connection with agreements between the distributor and financial intermediaries pursuant to which these financial intermediaries sell fund shares and provide services to their clients who are shareholders of the funds. These payments and intercompany allocations (collectively, “payments”) do not change the price paid by investors and fund shareholders for the purchase or ownership of shares of the funds, and these payments are not reflected in the fees and expenses of the funds, as they are not paid by the funds. These payments are in addition to fees paid by the funds to the distributor under 12b-1 plans, which fees may be used to compensate financial intermediaries for the distribution of fund shares and the servicing of fund shareholders, or paid by the funds to the transfer agent under the transfer agent agreement or plan administration agreement, which fees may be used to support networking or servicing fees to compensate financial intermediaries for supporting shareholder account maintenance, sub-accounting, plan recordkeeping or other services provided directly by the financial intermediary to shareholders or plans and plan participants, including retirement plans, 529 plans, Health Savings Account plans, or other plans, where participants beneficially own shares of the funds.

These payments are typically made pursuant to an agreement between the distributor and the financial intermediary, and are typically made in support of marketing and sales support efforts or program and shareholder servicing, as further described below. These payments are usually calculated based on a percentage of fund assets owned through the financial intermediary and/or as a percentage of fund sales attributable to the financial intermediary. Certain financial intermediaries require flat fees instead of or in addition to these asset-based fees as compensation for including or maintaining funds on their platforms, and, in certain situations, may require the reimbursement of ticket or operational charges — fees that a financial intermediary charges its representatives for effecting transactions in the funds. The amount of payment varies by financial intermediary, and often is significant. In addition, the amount of payments may differ based upon the type of fund sold or maintained; for instance, the amount of payments for an equity fund may differ from payments for a money-market or fixed income fund. Asset-based payments generally will be made in a range of up to 0.25% of assets or 0.25% of sales or some combination thereof. Exceptions to these general ranges will be considered on a case-by-case basis. Flat fees or annual minimum fees required by a financial intermediary in addition to such asset-based fees, are considered on a case-by-case basis.

Marketing and Sales Support

Payments may be paid in support of retail, institutional, plan or other fee-based advisory program distribution efforts. These payments are typically made by the distributor in its efforts to advertise to and/or educate the financial intermediary’s personnel, including its registered representatives, about the fund. As a result of these payments, the distributor may obtain a higher profile and greater visibility for the fund within the financial intermediary’s organization, including placement of the fund on the financial intermediary’s preferred or recommended list. The distributor may also obtain greater access to sales meetings, sales representatives, and management representatives of the financial intermediary, including potentially having increased opportunity for fund representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and their clients and other events sponsored by the financial intermediary.

Program and Shareholder Servicing

Payments may be made in support of recordkeeping, reporting, transaction processing, and other plan administration services provided by a financial intermediary to or through retirement plans, 529 plans, Health Savings Account plans, or other plans or fee-based advisory programs but may also be made in support of certain retail advisory programs, including wrap programs. A financial intermediary may perform program services itself or may arrange with a third party to perform program services. These payments may also include services rendered in connection with fund selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services.

Other Payments

The distributor and its affiliates may separately pay financial intermediaries in order to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other financial intermediary employees, client and investor events and other financial intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. The amount of these payments varies depending upon the nature of the event. The distributor and its affiliates make payments for such events as they deem appropriate, subject to internal guidelines and applicable law. From time to time, to the extent permitted by SEC and FINRA rules and by other applicable laws and regulations, the distributor and its affiliates may make other reimbursements or payment to financial intermediaries or their registered representatives, including non-cash compensation, in the form of gifts of nominal value, occasional meals, tickets, or other entertainment, support for due diligence trips, training and educational meetings or conference sponsorships, support for recognition programs, and other forms of non-cash compensation permissible under regulations to which these financial intermediaries and their representatives are subject. To the extent these are made as payments instead of reimbursement, they may provide profit to the financial intermediary to the extent the cost of such services was less than the actual expense of the service.

Financial Intermediary Arrangements

The financial intermediary through which you are purchasing or own shares of funds has been authorized directly or indirectly by the distributor to sell funds and/or to provide services to you as a shareholder of funds. Investors and current shareholders may wish to take such payment arrangements into account when considering and evaluating any recommendations they receive relating to fund shares.

If you have questions regarding the specific details regarding the payments your financial intermediary may receive from the distributor or its affiliates related to your purchase or ownership of funds, please contact your financial intermediary.

Calculation of Yield and Performance Data

The Funds may quote performance data in various ways. All performance information supplied by a Fund in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions, if any, and may or may not include the effect of a Class’s maximum initial sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Effective on or about June 13, 2009, the maximum initial sales charge on investments in Class A shares of less than $100,000 is 4.75%. For all periods presented below, the Funds' Class A share returns reflect the 4.50% maximum initial sales charge in effect prior to such date. If the 4.75% maximum initial sales charge on Class A shares was reflected, returns would have been lower.. Effective June 4, 2007, there is no initial sales charge on purchases of Class C shares. Although for all periods presented each Fund’s Class C share returns do not reflect an initial sales charge, the actual returns for periods prior to June 4, 2007 would have been lower if a 1.00% maximum initial sales charge then in effect was incurred.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical $1,000 investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Average annual total returns include any applicable maximum sales charge or CDSC.

Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period. The cumulative total return for each Class of shares shown below is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum initial sales charge for Class A shares; determining total value of all dividends and capital gain distributions, if any, that would have been paid during the period on such shares assuming that each dividend or distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B, Class C, and Class R shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment. Ten-year returns for Class B shares reflect automatic conversion to Class A shares approximately eight years after purchase.

No adjustments have been made for any income taxes payable by investors on dividends invested or gain distributions taken in shares.

Effective on or about June 13, 2009, the Seligman funds’ Class R shares will be renamed as Class R2 shares and the Seligman funds’ Class I shares will be renamed as Class R5 shares.

Historical Investment Results

Class A

The annualized yields for the 30-day period ended December 31, 2008 for the Class A shares of the U.S. Government Securities Fund and of the High-Yield Fund was 1.55% and 8.60%, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Fund’s and High-Yield Fund’s net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum initial sales charge of 4.50% of the net amount invested) on December 31, 2008, which was the last day of the period. The average number of Class A shares of the U.S. Government Securities Fund and the High-Yield Fund was 6,621,282 and 42,156,189, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The average annual total returns for the Class A shares of the U.S. Government Securities Fund for the one-, five-, and ten-year periods ended December 31, 2008 were 3.82%, 2.66% and 3.80%, respectively. The average annual total returns for the Class A shares of the High Yield Fund for the one-, five-, and ten-year periods ended December 31, 2008 were (35.30)%, (4.91)% and (3.78)%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of the particular Fund, subtracting the maximum initial sales charge of 4.50% of the public offering price and assuming that all of the dividends and capital gain distributions of the particular Fund, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed. The average annual total return was then determined by calculating the annual rate required for the initial investment to grow to the amount that would have been received upon redemption (i.e., the average annual compound rate of return).

The cumulative total returns for the Class A shares of the U.S. Government Securities Fund and of the High-Yield Fund for the ten-year periods ended December 31, 2008 were 45.24% and (31.99)%, respectively. Thus, a $1,000 investment in Class A shares of the U.S. Government Securities Fund made on December 31, 1998 had a value of $1,452 on December 31, 2008; and a $1,000 investment in Class A shares of the High-Yield Fund made on December 31, 1998 had a value of $680 on December 31, 2008.

Class B

The annualized yields for the 30-day period ended December 31, 2008 for the Class B shares of the U.S. Government Securities Fund and of the High-Yield Fund were 0.85% and 8.01%, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Fund’s and High-Yield Fund’s net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2008, which was the last day of the period. The average number of Class B shares of the U.S. Government Securities Fund and the High-Yield Fund was 1,248,375 and 3,950,038, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class B shares of the U.S. Government Securities Fund for the one- , five- and ten-year periods ended December 31, 2008 were 3.08%, 2.47% and 3.66%, respectively. The average annual total returns for the Class B shares of the High-Yield Fund for the one-, five- and ten-year periods ended December 31, 2008 were (35.84)%, (4.99)% and (3.91)%, respectively. These returns were computed assuming a hypothetical initial payment of $1,000 in Class B shares of the particular Fund and assuming that all of the dividends and capital gain distributions paid by each Fund’s Class B shares, if any, were reinvested over the relevant time periods. Return from inception reflects automatic conversion to Class A shares approximately eight years after purchase. It was then assumed that at the end of the one-, five- and ten-year periods the entire amounts were redeemed, subtracting the applicable CDSC. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for Class B shares of the U.S. Government Securities Fund and of the High-Yield Fund for the ten-year period ended through December 31, 2008 were 4.33% and (32.88)%, respectively. Thus, a $1,000 investment in Class B shares of the U.S. Government Securities Fund made on December 31, 1998 had a value of $1,433 on December 31, 2008; and a $1,000 investment in Class B shares of the High-Yield Fund made on December 31, 1998 had a value of $671 on December 31, 2008.

Class C

The annualized yields for the 30-day period ended December 31, 2008 for the Class C shares of the U.S. Government Securities Fund and of the High-Yield Fund were 0.85% and 8.00%, respectively. The annualized yields were computed by dividing each of the U.S. Government Securities Fund’s and the High-Yield Fund’s net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2008, which was the last day of the period. The average number of Class C shares of the U.S. Government Securities Fund and the High-Yield Fund was 2,932,249 and 16,575,187, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class C shares of the U.S. Government Securities Fund for the one- and five-year periods ended December 31, 2008 and the period from May 27, 1999 (commencement of operations) through December 31, 2008 were 6.94%, 2.83% and 3.98%, respectively. The average annual returns for the Class C shares of the High-Yield Fund for the one- and five-year periods ended December 31, 2008 and the period from May 27, 1999 (commencement of operations) through December 31, 2008 were (33.63)%, (4.80)% and (4.35)%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of the particular Fund and assuming that all of the dividends and capital gain distributions by each Fund’s Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five- year periods and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total returns for the Class C shares of the U.S. Government Securities Fund and of the High-Yield Fund for the period May 27, 1999 (commencement of operation of Class C shares) through December 31, 2008 were 4.55% and (34.76)%, respectively. Thus, a $1,000 investment in Class C shares of the U.S. Government Securities Fund and of the High-Yield Fund made on May 27, 1999 had a value of $1,455 and $652, respectively, on December 31, 2008.

Class I

The annualized yield for the 30-day period ended December 31, 2008 for the Class I shares of the High-Yield Fund was 11.90%. The annualized yield was computed by dividing the High-Yield Fund’s net investment income per share earned during the 30-day period by the maximum offering price per share (i.e., the net asset value) on December 31, 2008, which was the last day of the period. The average number of Class I shares of the High-Yield Fund was 2,692,172, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class I shares of the High-Yield Fund for the one- and five-year periods ended December 31, 2008 and for the period November 30, 2001 (commencement of operations) through December 31, 2008 were (31.99)%, (3.62)% and (0.62)%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class I shares of the Fund and assuming that all of the dividends and capital gain distributions paid by the Fund’s Class I shares, if any, were reinvested over the relevant time period. It was then assumed that the end of the one- and five-year periods and the period since inception, the entire amounts were redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Class I shares of the High-Yield Fund for the period November 30, 2001 (commencement of operations) through December 31, 2008 was (4.34)%. These returns were computed assuming that all of the dividends and capital gain distributions paid by the High-Yield Fund’s Class I shares, if any, were reinvested over the relevant time period. Thus, a $1,000 investment in Class I shares of the High-Yield Fund made on November 30, 2001 had a value of $957 on December 31, 2008.

Class R

The annualized yield for the 30-day period ended December 31, 2008 for the Class R shares of the U.S. Government Securities Fund and of the High-Yield Fund were 1.34% and 8.44%, respectively. The average number of Class R shares of the U.S. Government Securities Fund and of the High-Yield Fund were 594,110 and 1,795,745, respectively, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The average annual total returns for the Class R shares of the U.S. Government Securities Fund for the one- and five-year periods ended December 31, 2008 and for the period from April 30, 2003 (commencement of offering of Class R shares) through December 31, 2008 were 7.50%, 3.33% and 2.92%, respectively. The average annual total returns for the Class R shares of the High-Yield Fund for the one- and five-year periods ended December 31, 2008 and for the period from April 30, 2003 (commencement of offering of Class R shares) through

December 31, 2008 were (33.03)%, (4.25)% and (1.97)%, respectively. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class R shares of the particular Fund and assuming that all of the dividends and capital gain distributions paid by the Funds’ Class R shares, if any, were reinvested over the relevant time period. It was then assumed that the end of the one- and five-year periods and the period since inception, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return).

The cumulative total return for the Class R shares for the U.S. Government Securities Fund and of the High-Yield Fund for the period April 30, 2003 (commencement of offering of shares) through December 31, 2008 were 17.74% and (10.67)%, respectively. Thus, a $1,000 investment in the Class R share of U.S. Government Securities Fund and of the High-Yield Fund were made on April 30, 2003 had a value of $1,777 and $893, respectively on December 31, 2008.

Financial Statements

The Funds’ Annual Reports to Shareholders for the year ended December 31, 2008 contain portfolios of the investments of each of the Funds as of December 31, 2008, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Reports, which includes the reports of the Funds’ former auditors, Deloitte & Touche, LLP, Independent Registered Public Accounting Firm thereon, are incorporated herein by reference. These Reports will be furnished without charge to investors who request copies of this SAI. Effective March 18, 2009, Ernst & Young LLP serves as the Fund’s independent auditors.

Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendant’s motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds’ Board of Directors/Trustees.

In September 2006, the Office of the Attorney General of the State of New York (“NYAG”) commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated (“Seligman”), Seligman Advisors, Inc. (now known as RiverSource Fund Distributors, Inc.), Seligman Data Corp. and Brian T. Zino (collectively, the “Seligman Parties”), alleging, in substance, that, the Seligman Parties permitted various persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies then managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. On March 13, 2009, without admitting or denying any violations of law or wrongdoing, the Seligman Parties entered into a stipulation of settlement with the NYAG and settled the claims made by the NYAG. Under the terms of the settlement, Seligman will paid $11.3 million to four Seligman Funds as follows: $150,000 to Seligman Global Growth Fund, $550,000 to Seligman Global Smaller Companies Fund, $7.7 million to Seligman Communications and Information Fund and $2.9 million to Seligman Global Technology Fund. These settlement payments are reflected in the net asset values of these four Seligman Funds. This settlement resolves all outstanding matters between the Seligman Parties and the NYAG.

In addition to the foregoing matter, the New York staff of the SEC indicated in September 2005 that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and Seligman Advisors, Inc. relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds. There have been no further developments with the SEC on this matter.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

General Information

Information About Business Trusts. As indicated in this SAI, the Series is organized as a business trust under the laws of the Commonwealth of Massachusetts. Under the Declaration of Trust, the Series’ Trustees are authorized to classify or reclassify and issue any shares of beneficial interest of the Series into any number of other funds without further action by shareholders. The 1940 Act requires that where more than one fund exists, each fund must be preferred over all other funds in respect of assets specifically allocated to such fund.

As a general matter, the Series will not hold annual or other meetings of the shareholders. This is because the Declaration of Trust provides for shareholder voting only (a) for the election or removal of one or more Trustees if a meeting is called for that purpose, (b) with respect to any contract as to which shareholder approval is required by the 1940 Act, (c) with respect to any termination or reorganization of the Series or any Fund to the extent and as provided in the Declaration of Trust, (d) with respect to any amendment of the Declaration of Trust (other than amendments establishing and designating new funds, abolishing Funds when there are no units thereof outstanding, changing the name of the Series or the name of any Fund, supplying any omission, curing any ambiguity or curing, correcting or supplementing any provision thereof which is internally inconsistent with any other provision thereof or which is defective or inconsistent with the 1940 Act or with the requirements of the Internal Revenue Code or applicable regulations for the Series’ obtaining the most favorable treatment thereunder available to regulated investment companies), which amendments require approval by a majority of the shares entitled to vote, (e) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding, or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Series or the shareholders, and (f) with respect to such additional matters relating to the Series as may be required by the 1940 Act, the Declaration of Trust, the By-laws of the Series, any registration of the Series with the SEC or any state, or as the Trustees may consider necessary or desirable. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of considering the election or reelection of such Trustee or of a successor to such Trustee, and until the election and qualification of his successor, if any, elected at such meeting, or until such Trustee sooner dies, resigns, retires or is removed by the shareholders or two-thirds of the Trustees.

The shareholders of the Series have the right, upon the declaration in writing or vote of more than two-thirds of the Series’ outstanding shares, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of ten percent of its shares. In addition, whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon the question of removal of any Trustee or Trustees and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the Series; or (2) inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of requests. If the Trustees elect to follow the latter course, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion. After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each Fund affected by such matter. Rule 18f-2 further provides that a Fund shall be deemed to be affected by a matter unless it is clear that the interests of such Fund in the matter are substantially identical or that the matter does not significantly affect any interest of such Fund. However, the Rule exempts the selection of independent auditors, the approval of principal distributing contracts and the election of trustees from the separate voting requirements of the Rule.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses out of a Fund’s assets for any shareholder held personally liable for obligations of such Series.

Custodian. As of the date hereof, State Street Bank and Trust Company (SSBT), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for the Funds’ portfolio securities and is located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105. The Series expects to terminate its relationship with SSBT and to hire JPMorgan Chase, N.A., located at 1 Chase Manhattan Plaza, New York, NY 10005, to serve as custodian. Currently, SSBT also maintains, under the general supervision of RiverSource Investments, the accounting records and determines the net asset value for the Funds.

Administration Services. Ameriprise Financial, Inc., 200 Ameriprise Financial Center, Minneapolis, Minnesota 55474, provides or compensates others to provide administrative services to the Seligman funds, as well as the other funds in the RiverSource Family of Funds. These services include administrative, accounting, treasury, and other services.

Board Services. The funds in the RiverSource Family of Funds, including the Funds, have an agreement with Board Services Corporation (Board Services) located at 901 Marquette Avenue South, Suite 2810, Minneapolis, MN 55402. This agreement sets forth the terms of Board Services’ responsibility to serve as an agent of the funds for purposes of administering the payment of compensation to each independent Board member, to provide office space for use by the funds and their boards, and to provide any other services to the boards or the independent members, as may be reasonably requested.

Transfer, Shareholder Service and Dividend-Paying Agent. Seligman Data Corp. will serve as transfer, shareholder service and dividend-paying agent to the Funds through on or about June 12, 2009, and is located at 100 Park Avenue, New York, New York 10017. In connection with the termination of the relationship between SDC and the Funds, as approved by the Series’ Board, effective on or about June 13, 2009, RiverSource Service Corporation will serve as the Funds’ transfer, shareholder service and dividend-paying agent. RSC is located at 734 Ameriprise Financial Center, Minneapolis, MN 55474, and performs, at cost, certain recordkeeping functions for the Funds, maintains the records of shareholder accounts and furnishes dividend paying, redemption and related services.

Independent Registered Public Accounting Firm. Effective March 18, 2009, Ernst & Young LLP, 220 S. 6th Street #1400, Minneapolis, MN 55402, serves as the Independent Registered Public Accounting Firm for the Funds and in such capacity audits the Funds’ annual financial statements and financial highlights.

On March 11, 2009, the Audit Committee of the Board of Directors recommended, and the Board of Directors, including a majority of those members who are not “interested persons” of the Series (as defined in the 1940 Act), approved Ernst & Young LLP as the independent registered public accounting firm to serve as auditors for the Funds for 2009. Ernst & Young LLP began service as the Series’ independent registered public accounting firm effective March 18, 2009. Prior to March 11, 2009, the Series’ independent registered public accounting firm was Deloitte & Touche LLP.

The firm of Ernst & Young LLP has extensive experience in investment company accounting and auditing. Ernst & Young LLP has served as the independent registered public accounting firm for the funds in the RiverSource Family of Funds since July 2007. In connection with the Acquisition of Seligman and the Fund becoming part of the RiverSource Family of Funds, the Audit Committee and Board determined that it would be in the best interest of the Funds if one independent registered public accounting firm were to perform audit and accounting services for all funds in the RiverSource Family of Funds. Ernst & Young LLP was chosen due to the fact that the firm is familiar with RiverSource Investments and with the management and operations of the funds advised by RiverSource Investments.

The reports of Deloitte & Touche LLP on the Funds’ financial statements as of and for the fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Funds’ fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding the appointment of Ernst & Young LLP, (a) there were no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused them to make reference thereto in their reports on the Funds’ financial statements and (b) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K. The Series has furnished a copy of the above disclosure to Deloitte & Touche LLP.

During the Funds’ fiscal years ended December 31, 2008 and 2007 and the subsequent interim period preceding Ernst & Young LLP’s appointment, neither the Funds nor anyone on behalf of a Funds consulted with Ernst & Young LLP on any matter regarding: (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds’ financial statements, and neither a written report was provided to the Funds nor oral advice was provided that Ernst & Young LLP concluded was an important factor considered by the Funds in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) either a disagreement or a reportable event, as defined in Item 304(a)(1)(iv) and (v) of Regulation S-K, respectively.

The Seligman Funds*	Appendix A

Seligman Asset Allocation Series, Inc.	Seligman Municipal Series Trust

Seligman Asset Allocation Aggressive Growth Fund	Seligman California Municipal High Yield Series

Seligman Asset Allocation Balanced Fund	Seligman California Municipal Quality Series

Seligman Asset Allocation Growth Fund	Seligman Florida Municipal Series

Seligman Asset Allocation Moderate Growth Fund	Seligman North Carolina Municipal Series

Seligman Capital Fund, Inc.	Seligman New Jersey Municipal Fund, Inc.

Seligman Cash Management Fund, Inc.	Seligman Pennsylvania Municipal Fund Series

Seligman Common Stock Fund, Inc.	Seligman Portfolios, Inc.

Seligman Communications and Information Fund, Inc.	Seligman Capital Portfolio

Seligman Core Fixed Income Fund, Inc.	Seligman Cash Management Portfolio

Seligman Frontier Fund, Inc.	Seligman Common Stock Portfolio

Seligman Global Fund Series, Inc.	Seligman Communications and Information Portfolio

Seligman Emerging Markets Fund	Seligman Global Technology Portfolio

Seligman Global Smaller Companies Fund	Seligman International Growth Portfolio

Seligman Global Growth Fund	Seligman Investment Grade Fixed Income Portfolio

Seligman Global Technology Fund	Seligman Large-Cap Value Portfolio

Seligman International Growth Fund	Seligman Smaller-Cap Value Portfolio

Seligman Growth Fund, Inc.	Seligman TargetHorizon ETF Portfolios, Inc.

Seligman High Income Fund Series	Seligman TargETFund 2045

Seligman U.S. Government Securities Fund	Seligman TargETFund 2035

Seligman High-Yield Fund	Seligman TargETFund 2025

Seligman Income and Growth Fund, Inc.	Seligman TargETFund 2015

Seligman LaSalle International Real Estate Fund, Inc.	Seligman TargETFund Core

Seligman LaSalle Real Estate Fund Series, Inc.	Seligman Value Fund Series, Inc.

Seligman LaSalle Global Real Estate Fund	Seligman Large-Cap Value Fund

Seligman LaSalle Monthly Dividend Real Estate Fund	Seligman Smaller-Cap Value Fund

Seligman Municipal Fund Series, Inc.	Tri-Continental Corporation

Seligman National Municipal Fund

Seligman Colorado Municipal Fund

Seligman Georgia Municipal Fund

Seligman Louisiana Municipal Fund

Seligman Maryland Municipal Fund

Seligman Massachusetts Municipal Fund

Seligman Michigan Municipal Fund

Seligman Minnesota Municipal Fund

Seligman Missouri Municipal Fund

Seligman New York Municipal Fund

Seligman Ohio Municipal Fund

Seligman Oregon Municipal Fund

Seligman South Carolina Municipal Fund

*	Effective on or about June 13, 2009, the Seligman funds will share the same policies and procedures as, and maybe exchanged for shares of, the RiverSource funds, RiverSource Partners funds and Threadneedle funds.

The RiverSource funds, RiverSource Partners funds, and Threadneedle funds*	Appendix B

RiverSource Bond Series, Inc.	RiverSource Money Market Series, Inc.
RiverSource Floating Rate Fund	RiverSource Cash Management Fund
RiverSource Income Opportunities Fund	RiverSource Recovery and Infrastructure Fund
RiverSource Inflation Protected Securities Fund	RiverSource Sector Series, Inc.
RiverSource Limited Duration Bond Fund	RiverSource Dividend Opportunity Fund
RiverSource California Tax-Exempt Trust	RiverSource Real Estate Fund
RiverSource California Tax-Exempt Fund	RiverSource Selected Series, Inc.
RiverSource Dimensions Series, Inc.	RiverSource Precious Metals and Mining Fund
RiverSource Disciplined Small and Mid Cap Equity Fund	RiverSource Series Trust
RiverSource Disciplined Small Cap Value Fund	RiverSource 120/20 Contrarian Equity Fund
RiverSource Diversified Income Series, Inc.	RiverSource Retirement Plus 2010 Fund
RiverSource Diversified Bond Fund	RiverSource Retirement Plus 2015 Fund
RiverSource Equity Series, Inc.	RiverSource Retirement Plus 2020 Fund
RiverSource Mid Cap Growth Fund	RiverSource Retirement Plus 2025 Fund
RiverSource Global Series, Inc.	RiverSource Retirement Plus 2030 Fund
RiverSource Absolute Return Currency and Income Fund	RiverSource Retirement Plus 2035 Fund
RiverSource Emerging Markets Bond Fund	RiverSource Retirement Plus 2040 Fund
RiverSource Global Bond Fund	RiverSource Retirement Plus 2045 Fund
RiverSource Global Technology Fund	RiverSource Short Term Investments Series, Inc.
Threadneedle Emerging Markets Fund	RiverSource Short-Term Cash Fund
Threadneedle Global Equity Fund	RiverSource Special Tax-Exempt Series Trust
RiverSource Government Income Series, Inc.	RiverSource Minnesota Tax-Exempt Fund
RiverSource Short Duration U.S. Government Fund	RiverSource New York Tax-Exempt Fund
RiverSource U.S. Government Mortgage Fund	RiverSource Strategic Allocation Series, Inc.
RiverSource High Yield Income Series, Inc.	RiverSource Strategic Allocation Fund
RiverSource High Yield Bond Fund	RiverSource Strategic Income Allocation Fund
RiverSource Income Series, Inc.	RiverSource Strategy Series, Inc.
RiverSource Income Builder Basic Income Fund	RiverSource Equity Value Fund
RiverSource Income Builder Enhanced Income Fund	RiverSource Partners Small Cap Growth Fund
RiverSource Income Builder Moderate Income Fund	RiverSource Small Cap Advantage Fund
RiverSource International Managers Series, Inc.	RiverSource Tax-Exempt Income Series, Inc.
RiverSource Partners International Select Growth Fund	RiverSource Tax-Exempt High Income Fund
RiverSource Partners International Select Value Fund	RiverSource Tax-Exempt Money Market Series, Inc.
RiverSource Partners International Small Cap Fund	RiverSource Tax-Exempt Money Market Fund
RiverSource International Series, Inc.	RiverSource Tax-Exempt Series, Inc.
RiverSource Disciplined International Equity Fund	RiverSource Intermediate Tax-Exempt Fund
Threadneedle European Equity Fund	RiverSource Tax-Exempt Bond Fund
Threadneedle Global Equity Income Fund	RiverSource Variable Series Trust
Threadneedle Global Extended Alpha Fund	Disciplined Asset Allocation Portfolios – Aggressive
Threadneedle International Opportunity Fund	Disciplined Asset Allocation Portfolios – Conservative
RiverSource Investment Series, Inc.	Disciplined Asset Allocation Portfolios – Moderate
RiverSource Balanced Fund	Disciplined Asset Allocation Portfolios – Moderately Aggressive
RiverSource Disciplined Large Cap Growth Fund	Disciplined Asset Allocation Portfolios – Moderately Conservative
RiverSource Diversified Equity Income Fund	RiverSource Partners Variable Portfolio – Fundamental Value Fund
RiverSource Disciplined Large Cap Value Fund	RiverSource Partners Variable Portfolio – Select Value Fund
RiverSource Mid Cap Value Fund	RiverSource Partners Variable Portfolio – Small Cap Value Fund
RiverSource Large Cap Series, Inc.	RiverSource Variable Portfolio – Balanced Fund
RiverSource Disciplined Equity Fund	RiverSource Variable Portfolio – Cash Management Fund
RiverSource Growth Fund	RiverSource Variable Portfolio – Core Equity Fund
RiverSource Large Cap Equity Fund	RiverSource Variable Portfolio – Diversified Bond Fund
RiverSource Large Cap Value Fund	RiverSource Variable Portfolio – Diversified Equity Income Fund
RiverSource Managers Series, Inc.	RiverSource Variable Portfolio – Global Bond Fund
RiverSource Partners Aggressive Growth Fund	RiverSource Variable Portfolio – Global Inflation Protected Securities Fund
RiverSource Partners Fundamental Value Fund	RiverSource Variable Portfolio – Growth Fund
RiverSource Partners Select Value Fund	RiverSource Variable Portfolio – High Yield Bond Fund
RiverSource Partners Small Cap Equity Fund	RiverSource Variable Portfolio – Income Opportunities Fund
RiverSource Partners Small Cap Value Fund	RiverSource Variable Portfolio – Large Cap Equity Fund
RiverSource Market Advantage Series, Inc.	RiverSource Variable Portfolio – Large Cap Value Fund
RiverSource Portfolio Builder Aggressive Fund	RiverSource Variable Portfolio – Mid Cap Growth Fund
RiverSource Portfolio Builder Conservative Fund	RiverSource Variable Portfolio – Mid Cap Value Fund
RiverSource Portfolio Builder Moderate Aggressive Fund	RiverSource Variable Portfolio – S&P 500 Index Fund
RiverSource Portfolio Builder Moderate Conservative Fund	RiverSource Variable Portfolio – Short Duration U.S. Government Fund
RiverSource Portfolio Builder Moderate Fund	RiverSource Variable Portfolio – Small Cap Advantage Fund
RiverSource Portfolio Builder Total Equity Fund	Threadneedle Variable Portfolio – Emerging Markets Fund
RiverSource S&P 500 Index Fund	Threadneedle Variable Portfolio – International Opportunity Fund
RiverSource Small Company Index Fund

*	Effective on or about June 13, 2009, the Seligman funds will share the same policies and procedures as, and maybe exchanged for shares of, the RiverSource funds, RiverSource Partners funds and Threadneedle funds.

Appendix C

Investment Management Fee Schedule

The table below outlines the investment management fees, effective in the second half of 2009, to be charged to the funds by RiverSource Investments for providing investment management services. The asset charge for each calendar day of each year will be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

Fund	Net Assets (billions)	Annual rate at each asset level
Seligman Capital Fund, Inc.	First $1.0 Next $1.0 Over $2.0	0.805% 0.765% 0.715%

Seligman Cash Management Fund, Inc.	First $1.0 Next $0.5 Next $0.5 Next $0.5 Next $2.5 Next $1.0 Next $1.5 Next $1.5 Next $1.0 Next $5.0 Next $5.0 Next $4.0 Over $24.0	0.330% 0.313% 0.295% 0.278% 0.260% 0.240% 0.220% 0.215% 0.190% 0.180% 0.170% 0.160% 0.150%

Seligman Communications and Information Fund, Inc.	First $3.0 Next $3.0 Over $6.0	0.855% 0.825% 0.725%

Seligman Frontier Fund, Inc.	First $750 million Over $750 million	0.885% 0.790%

Seligman Global Fund Series, Inc. - Seligman Global Smaller Companies Fund	First $100 million Over $100 million	0.95% 0.85%

Seligman Global Fund Series, Inc. - Seligman Global Technology Fund	First $2 billion Next $2 billion Over $4 billion	0.95% 0.91% 0.87%

Seligman Growth Fund, Inc.	First $1 billion Next $1 billion Over $2 billion	0.655% 0.615% 0.565%

Seligman LaSalle Real Estate Fund, Inc. - Seligman LaSalle Global Real Estate Fund	All asset levels	0.915%

Fund	Net Assets (billions)	Annual rate at each asset level
Seligman LaSalle Real Estate Fund, Inc. - Seligman LaSalle Monthly Dividend Real Estate Fund	All asset levels	0.855%

Seligman Municipal Fund Series, Inc. - Seligman National Municipal Class	First $1.0 Next $1.0 Next $1.0 Next $3.0 Next $1.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410% 0.385% 0.360% 0.335% 0.310% 0.300% 0.290% 0.280% 0.260% 0.250%

Seligman Municipal Fund Series, Inc. - Seligman Minnesota Municipal Class - Seligman New York Municipal Class	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $6.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410% 0.385% 0.360% 0.345% 0.320% 0.310% 0.300% 0.290% 0.270% 0.250%

Seligman Municipal Series Trust - Seligman California Municipal High-Yield Series - Seligman California Municipal Quality Series	First $0.25 Next $0.25 Next $0.25 Next $0.25 Next $6.5 Next $2.5 Next $5.0 Next $9.0 Next $26.0 Over $50.0	0.410% 0.385% 0.360% 0.345% 0.320% 0.310% 0.300% 0.290% 0.270% 0.250%

Seligman Portfolios, Inc. - Seligman Capital Portfolio	All asset levels	0.355%

Seligman Portfolios, Inc. - Seligman Cash Management Portfolio	All asset levels	0.355%

Seligman Portfolios, Inc. - Seligman Common Stock Portfolio	All asset levels	0.355%

Seligman Portfolios, Inc. - Seligman Communications and Information Portfolio	All asset levels	0.705%

Seligman Portfolios, Inc. - Seligman Global Technology Portfolio	First $2 billion Next $2 billion Over $4 billion	0.95% 0.91% 0.87%

Seligman Portfolios, Inc. - Seligman International Growth Portfolio	First $50 million Next $1 billion Over $1.05 billion	0.950% 0.900% 0.860%

Seligman Portfolios, Inc. - Seligman Investment Grade Fixed Income Portfolio	All asset levels	0.345%

Fund	Net Assets (billions)	Annual rate at each asset level
Seligman Portfolios, Inc. - Seligman Large-Cap Value Portfolio	First $500 million Next $500 million Over $1 billion	0.755% 0.660% 0.565%

Seligman Portfolios, Inc. - Seligman Smaller-Cap Value Portfolio	First $500 million Next $500 million Over $1 billion	0.935% 0.840% 0.745%

Seligman TargetHorizon ETF Portfolios, Inc. - Seligman TargETFund 2025	First $500 million Next $500 million Over $1 billion	0.455% 0.410% 0.365%

Seligman TargetHorizon ETF Portfolios, Inc. - Seligman TargETFund 2015	First $500 million Next $500 million Over $1 billion	0.455% 0.410% 0.365%

Seligman TargetHorizon ETF Portfolios, Inc. - Seligman TargETFund Core	First $500 million Next $500 million Over $1 billion	0.455% 0.410% 0.365%

Seligman TargetHorizon ETF Portfolios, Inc. - Seligman TargETFund 2035	First $500 million Next $500 million Over $1 billion	0.455% 0.410% 0.365%

Seligman TargetHorizon ETF Portfolios, Inc. - Seligman TargETFund 2045	First $500 million Next $500 million Over $1 billion	0.455% 0.410% 0.365%

Seligman Value Fund Series, Inc. - Seligman Large-Cap Value Fund	First $0.5 Next $0.5 Over $1.0	0.755% 0.660% 0.565%

Seligman Value Fund Series, Inc. - Seligman Smaller-Cap Value Fund	First $0.5 Next $0.5 Over $1.0	0.935% 0.840% 0.745%

Seligman LaSalle International Real Estate Fund, Inc.	All asset levels	0.915%

Tri-Continental Corporation	All asset levels	0.355%

Appendix D

Administrative Services Fee Schedule

The table below outlines the administrative services fees, effective in the second half of 2009, to be charged to the funds by Ameriprise Financial for providing administrative services. The asset charge for each calendar day of each year will be equal to the total of 1/365th (1/366th in each leap year) of the amount computed in accordance with the fee schedule in the table below:

FUNDS	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
	0 – 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 +
	0.080%	0.075%	0.070%	0.060%	0.050%
LaSalle Global Real Estate Fund	0.080%	0.075%	0.070%	0.060%	0.050%
LaSalle International Real Estate Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Global Smaller Companies Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Frontier Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Global Technology	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Global Technology Portfolio	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman International Growth Portfolio	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Smaller-Cap Value Fund	0.080%	0.075%	0.070%	0.060%	0.050%
Seligman Smaller-Cap Value Portfolio	0.080%	0.075%	0.070%	0.060%	0.050%

	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman California Municipal High Yield	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman California Municipal Quality	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman Investment Grade Fixed Income Portfolio	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman Minnesota Municipal Fund	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman National Municipal Fund	0.070%	0.065%	0.060%	0.050%	0.040%
Seligman New York Municipal Fund	0.070%	0.065%	0.060%	0.050%	0.040%

	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman LaSalle Monthly Dividend Real Estate	0.060%	0.055%	0.050%	0.040%	0.30%
Seligman Capital Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Capital Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Cash Management Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Cash Management Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Common Stock Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Communications and Information Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Communications and Information Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Growth Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Large-Cap Value Fund	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman Large-Cap Value Portfolio	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund 2015	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund 2025	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund 2035	0.060%	0.055%	0.050%	0.040%	0.030%

FUNDS	ASSET LEVELS AND BREAKPOINTS IN APPLICABLE FEES
	0 – 500,000,000	500,000,001 – 1,000,000,000	1,000,000,001 – 3,000,000,000	3,000,000,001 – 12,000,000,000	12,000,000,001 +
Seligman TargETFund 2045	0.060%	0.055%	0.050%	0.040%	0.030%
Seligman TargETFund Core	0.060%	0.055%	0.050%	0.040%	0.030%
Tri-Continental Corporation	0.060%	0.055%	0.050%	0.040%	0.030%

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